UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

The Dreyfus/Laurel Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/11

The following N-CSR relates only to the Registrant’s series listed below and does not affect Dreyfus Core Equity Fund, a series of the Registrant with a fiscal year end of August 31. A separate N-CSR will be filed for that series as appropriate.

Dreyfus Bond Market Index Fund

Dreyfus Disciplined Stock Fund

Dreyfus Money Market Reserves

Dreyfus AMT-Free Municipal Reserves

Dreyfus Tax Managed Growth Fund

Dreyfus BASIC S&P 500 Stock Index Fund

Dreyfus U.S. Treasury Reserves

Dreyfus Small Cap Fund

Dreyfus Opportunistic Fixed Income Fund

FORM N-CSR

Item 1.                        Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
52	Statement of Assets and Liabilities
53	Statement of Operations
54	Statement of Changes in Net Assets
56	Financial Highlights
58	Notes to Financial Statements
69	Report of Independent Registered Public Accounting Firm
70	Important Tax Information
71	Board Members Information
73	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Bond Market Index Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Bond Market Index Fund, covering the 12-month period from November 1, 2010, through October 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Investors were encouraged by expectations of a more robust economic recovery during the final months of 2010, but sentiment deteriorated sharply in 2011 due to disappointing global economic data, rising commodity prices, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. International bond markets proved sensitive to these macroeconomic developments, as increasingly risk-averse investors flocked to traditional “safe havens,” such as U.S.Treasury securities and other high-quality developed nation sovereign debt. In contrast, bonds in emerging markets generally suffered, seemingly regardless of underlying credit fundamentals.

The economic outlook currently remains clouded by market turbulence and political infighting, but we believe that a continued subpar global expansion is more likely than a return to recession. Although Europe continues to struggle with a debt crisis, inflationary pressures appear to be waning in most countries as energy prices recently have retreated from their highs. In the United States, moderately low core inflation and an accommodative monetary policy could help support near-trend growth despite ongoing deleveraging activity in the private sector, potentially supporting a renewed rally among corporate-backed bonds.To assess the impact of these and other developments on your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2010, through October 31, 2011, as provided by Nancy G. Rogers and Dawn Guffey, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2011, Dreyfus Bond Market Index Fund’s Investor shares produced a total return of 4.58%, and its BASIC shares produced a total return of 4.94%.1 In comparison, the Barclays Capital U.S. Aggregate Bond Index (the “Index”) achieved a total return of 5.00% for the same period.2

Fixed-income markets proved volatile during the reporting period amid shifting investor perceptions of economic conditions.The difference in returns between the fund and the Index was primarily the result of transaction costs and other operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index.To pursue this goal, the fund normally invests at least 80% of its net assets in bonds that are included in the Index. To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.

While the fund seeks to mirror the returns of the Index, it does not hold the same number of bonds. Instead, the fund holds approximately 1,600 securities as compared to approximately 7,800 securities in the Index. The fund’s average duration — a measure of sensitivity to changing interest rates — generally remains neutral to the Index. As of October 31, 2011, the average duration of the fund was approximately 5.08 years.

Shifting Sentiment Sparked Heightened Market Volatility

Positive economic momentum supported higher yielding bonds, such as corporate bonds and mortgage-backed securities, early in the reporting period, while lower yielding U.S. government securities generally lost value. However, the rally among riskier assets was interrupted in February 2011 when political unrest in the Middle East led

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

to sharply rising energy prices, and again in March when natural and nuclear disasters in Japan disrupted the global industrial supply chain. Nonetheless, investors proved resilient, and most financial assets rebounded quickly from these unexpected shocks.

Investor sentiment began to deteriorate in earnest in late April when Greece teetered on the brink of default and pressures mounted on the banking systems of several other European nations. In addition, investors reacted cautiously to disappointing economic data in the United States and a contentious political debate regarding government spending and borrowing.As a result, newly risk-averse investors shifted their focus away from higher yielding market sectors to traditionally defensive investments, such as U.S.Treasury securities. Market volatility was especially severe in August and September, after a major credit-rating agency downgraded its assessment of long-term U.S. government debt. Ironically, U.S. Treasuries gained value in a renewed “flight to quality” after the announcement. In contrast, riskier assets rebounded and traditional safe havens declined in October when some macroeconomic worries seemed to ease.

Despite these swings in economic sentiment, and as it has since December 2008, the Federal Reserve Board (the “Fed”) left short-term interest rates unchanged in a historically low range between 0% and 0.25%.The Fed attempted to boost economic growth and bond market liquidity through a quantitative easing program involving the purchase of $600 billion of U.S. Treasury securities. After that program’s expiration in June, the Fed launched Operation Twist, in which it will sell $400 billion of short-term Treasuries and redeploy the proceeds to longer-term Treasuries.The Federal Reserve will also reinvest principal paydowns into agency mortgage-backed securities. Operation Twist helped produce narrower yield differences along the bond market’s maturity spectrum.

U.S. Government Bonds Buoyed Performance

In this highly volatile market environment, the Index’s positive absolute results were driven primarily by the rally among U.S.Treasury securities over the second half of the reporting period. U.S. government agency securities also fared well, but to a lesser degree than Treasuries.

In higher yielding market sectors, commercial mortgage-backed securities produced above-average results, primarily due to expectations of economic recovery early in the reporting period. However, residential mortgage-backed securities generally underperformed broader market averages despite support from the Fed’s OperationTwist. Finally, corporate-backed bonds lost value when investor sentiment deteriorated. Bonds from issuers in the financials sector declined especially sharply amid concerns of a potential spread of the European debt crisis to banks in other regions.

Replicating the Index’s Composition

As an index fund, we attempt to match closely the returns of the Barclays Capital U.S. Aggregate Bond Index by approximating its composition.As of October 31, 2011, approximately 33% of the fund’s assets were invested in mortgage-backed securities, 2% in commercial mortgage-backed securities, 19% in corporate bonds and asset-backed securities, 34% in U.S.Treasury securities and 11% in U.S. government agency bonds. In addition, all of the fund’s corporate securities were rated at least BBB- or better, and the fund has maintained an overall credit quality that is closely aligned with that of the Index. In addition to direct investments in fixed-income securities, we may employ derivative instruments to establish the fund’s positions.

November 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation. Had these expenses not been absorbed, returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital U.S.Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of
1-10 years. Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund	5

Average Annual Total Returns as of 10/31/11
	1Year	5 Years	10 Years
BASIC shares	4.94%	6.20%	5.25%
Investor shares	4.58%	5.94%	4.99%
Barclays Capital U.S. Aggregate Bond Index	5.00%	6.41%	5.46%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The above graph compares a $10,000 investment made in both the BASIC shares and Investor shares of Dreyfus Bond Market Index Fund on 10/31/01 to a $10,000 investment made in the Barclays Capital U.S.Aggregate Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on both BASIC and Investor shares.The Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Bond Market Index Fund from May 1, 2011 to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2011
	Investor Shares	BASIC Shares
Expenses paid per $1,000†	$2.06	$ .78
Ending value (after expenses)	$1,048.00	$ 1,050.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2011
	Investor Shares	BASIC Shares
Expenses paid per $1,000†	$2.04	$ .77
Ending value (after expenses)	$1,023.19	$1,024.45

† Expenses are equal to the fund’s annualized expense ratio of .40% for Investor shares and .15% for BASIC shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund	7

STATEMENT OF INVESTMENTS
October 31, 2011

	Coupon	Maturity	Principal
Bonds and Notes—98.8%	Rate (%)	Date	Amount ($)	Value ($)
Aerospace & Defense—.4%
Boeing,
Sr. Unscd. Notes	6.00	3/15/19	2,000,000	2,426,244
Boeing,
Sr. Unscd. Bonds	7.25	6/15/25	150,000	201,738
General Dynamics,
Gtd. Notes	4.25	5/15/13	125,000	131,880
Lockheed Martin,
Sr. Unscd. Notes, Ser. B	6.15	9/1/36	455,000	558,246
Northrop Grumman Systems,
Gtd. Debs	7.75	2/15/31	1,100,000	1,572,658
Raytheon,
Sr. Unscd. Debs	7.20	8/15/27	150,000	204,779
United Technologies,
Sr. Unscd. Notes	4.88	5/1/15	2,750,000	3,086,300
United Technologies,
Sr. Unscd. Notes	6.70	8/1/28	50,000	64,876
United Technologies,
Sr. Unscd. Debs	8.75	3/1/21	50,000	70,978
				8,317,699
Agriculture—.3%
Altria Group,
Gtd. Notes	9.70	11/10/18	1,850,000	2,489,806
Archer-Daniels-Midland,
Sr. Unscd. Notes	5.45	3/15/18	130,000	153,277
Philip Morris International,
Sr. Unscd. Notes	5.65	5/16/18	760,000	903,526
Philip Morris International,
Sr. Unscd. Notes	6.88	3/17/14	3,200,000	3,644,304
Reynolds American,
Gtd. Notes	7.63	6/1/16	170,000	202,709
				7,393,622
Asset—Backed Certificates—.0%
AEP Texas Central Transition
Funding, Ser. 2002-1, Cl. A4	5.96	7/15/15	334,386	351,831
Asset-Backed Ctfs./
Auto Receivables—.0%
Ford Credit Auto Owner Trust,
Ser. 2009-A, Cl. A4	6.07	5/15/14	1,000,000	1,041,252

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./Credit Cards—.1%
Bank One Issuance Trust,
Ser. 2003-C3, Cl. C3	4.77	2/16/16	200,000		208,864
Capital One Multi-Asset Execution
Trust, Ser. 2007-A7, Cl. A7	5.75	7/15/20	565,000		664,690
Citibank Credit Card Issuance
Trust, Ser. 2005-A4, Cl. A4	4.40	6/20/14	500,000		512,150
Citibank Credit Card Issuance
Trust, Ser. 2003-A10, Cl. A10	4.75	12/10/15	500,000		542,218
					1,927,922
Asset-Backed Ctfs./
Home Equity Loans—.0%
Centex Home Equity,
Ser. 2005-C, Cl. AF5	5.05	6/25/35	186,837	[a]	184,093
Automobile Manufacturers—.0%
Daimler Finance North America,
Gtd. Notes	6.50	11/15/13	225,000		246,793
Daimler Finance North America,
Gtd. Notes	7.30	1/15/12	400,000		405,130
Daimler Finance North America,
Gtd. Notes	8.50	1/18/31	200,000		287,146
					939,069
Automotive, Trucks & Parts—.1%
Johnson Controls,
Sr. Unscd. Notes	5.50	1/15/16	2,800,000		3,136,980
Banks—2.3%
Bank of America,
Sr. Unscd. Notes	5.13	11/15/14	350,000		355,220
Bank of America,
Sr. Unscd. Notes	5.38	6/15/14	250,000		255,999
Bank of America,
Sr. Unscd. Notes	5.63	10/14/16	575,000		573,753
Bank of America,
Sr. Unscd. Debs., Ser. L	5.65	5/1/18	965,000		967,593
Bank of America,
Sr. Unscd. Notes	5.75	12/1/17	2,450,000		2,441,810
Bank of America,
Sub. Notes	7.80	9/15/16	235,000		248,897

The Fund	9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Banks (continued)
Bank One,
Sub. Notes	5.90	11/15/11	500,000	500,933
Barclays Bank,
Sr. Unscd. Debs	6.75	5/22/19	1,300,000	1,492,607
BB&T,
Sr. Unscd. Notes	3.38	9/25/13	3,400,000	3,533,062
BB&T,
Sub. Notes	4.75	10/1/12	325,000	336,081
BB&T,
Sub. Notes	4.90	6/30/17	150,000	160,808
BNP Paribas,
Gtd. Notes	5.00	1/15/21	1,400,000	1,410,167
Citigroup,
Sr. Unscd. Notes	5.50	4/11/13	4,400,000	4,566,989
Cooperatieve Centrale
Raiffeisen-Boerenleenbank,
Bank Gtd. Debs	5.25	5/24/41	1,150,000	1,354,187
Credit Suisse New York,
Sr. Unscd. Notes	5.30	8/13/19	2,000,000	2,152,804
Credit Suisse New York,
Sub. Debs	6.00	2/15/18	1,400,000	1,444,121
Deutsche Bank AG London,
Sr. Unscd. Notes	6.00	9/1/17	845,000	959,501
Dresdner Bank AG New York,
Sub. Debs	7.25	9/15/15	145,000	143,233
Fifth Third Bank,
Sub. Debs	8.25	3/1/38	1,000,000	1,221,160
First Tennessee Bank,
Sub. Notes	5.65	4/1/16	250,000	257,795
Golden West Financial,
Sr. Unscd. Notes	4.75	10/1/12	1,000,000	1,035,180
HSBC Holdings,
Sub. Notes	6.50	5/2/36	1,350,000	1,440,395
HSBC Holdings,
Sub. Notes	6.50	9/15/37	555,000	588,449
JP Morgan Chase,
Sub. Notes	6.00	10/1/17	150,000	161,759
JPMorgan Chase & Co.,
Sr. Unscd. Notes	3.15	7/5/16	1,500,000	1,504,167

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Banks (continued)
KeyBank,
Sub. Notes	6.95	2/1/28	100,000	108,390
Korea Development Bank,
Sr. Unscd. Notes	5.50	11/13/12	350,000	363,559
Landwirtschaftliche Rentenbank,
Gov’t Gtd. Bonds	5.13	2/1/17	950,000	1,119,205
Mercantile Bankshares,
Sub. Notes, Ser. B	4.63	4/15/13	200,000	207,521
Morgan Stanley,
Sr. Unscd. Debs	7.30	5/13/19	1,300,000	1,397,067
National City,
Sub. Notes	6.88	5/15/19	1,800,000	2,118,337
Oesterreichische Kontrollbank,
Govt. Gtd. Notes	4.88	2/16/16	1,500,000	1,721,517
PNC Funding,
Bank Gtd. Notes	5.25	11/15/15	225,000	244,496
Royal Bank of Scotland Group,
Sub. Notes	5.00	10/1/14	175,000	163,769
Royal Bank of Scotland,
Bank Gtd. Notes	3.95	9/21/15	4,200,000	4,144,094
SouthTrust,
Sub. Notes	5.80	6/15/14	500,000	537,680
State Street Bank & Trust,
Sub. Notes	5.25	10/15/18	200,000	221,573
Suntrust Capital VIII,
Gtd. Debs	6.10	12/1/66	335,000[a]	331,023
UBS AG/Stamford,
Sr. Unscd. Notes	4.88	8/4/20	1,300,000	1,337,706
UBS AG/Stamford,
Sr. Sub. Debs	5.88	7/15/16	75,000	77,557
UBS AG/Stamford,
Sr. Unscd. Notes	5.88	12/20/17	760,000	833,079
US Bank NA/Cincinnati,
Sub. Notes	4.95	10/30/14	45,000	49,121
Wachovia Bank,
Sub. Notes	5.00	8/15/15	250,000	266,133
Wachovia Bank,
Sub. Notes	6.60	1/15/38	415,000	484,606

The Fund	11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Banks (continued)
Wachovia,
Sub. Notes	5.25	8/1/14	200,000		213,439
Wachovia,
Sr. Unscd. Debs	5.75	6/15/17	1,850,000		2,136,437
Wachovia,
Sr. Unscd. Notes	5.75	2/1/18	1,100,000		1,250,898
Wells Fargo & Co.,
Sr. Unscd. Notes	5.63	12/11/17	2,340,000		2,697,915
Wells Fargo Bank,
Sub. Notes	5.75	5/16/16	875,000		971,040
Westpac Banking,
Sub. Notes	4.63	6/1/18	500,000		520,839
					52,623,671
Building & Construction—.0%
CRH America,
Gtd. Notes	5.30	10/15/13	500,000		522,329
Chemicals—.4%
Dow Chemical,
Sr. Unscd. Notes	6.00	10/1/12	2,200,000		2,295,715
Dow Chemical,
Sr. Unscd. Notes	8.55	5/15/19	1,700,000		2,211,680
E.I. Du Pont De Nemours,
Sr. Unscd. Notes	5.25	12/15/16	1,900,000		2,225,601
E.I. Du Pont De Nemours,
Sr. Unscd. Debs	6.00	7/15/18	560,000		686,005
Lubrizol,
Gtd. Notes	5.50	10/1/14	150,000		167,975
Potash of Saskatchewan,
Sr. Unscd. Notes	5.63	12/1/40	1,200,000		1,427,363
Praxair,
Sr. Unscd. Notes	6.38	4/1/12	100,000		102,381
					9,116,720
Commercial Mortgage
Pass-Through Ctfs.—2.2%
Banc of America Commercial
Mortgage, Ser. 2005-3, Cl. A4	4.67	7/10/43	1,000,000		1,081,160
Banc of America Commercial
Mortgage, Ser. 2005-4, Cl. A5B	5.00	7/10/45	1,800,000	[a]	1,779,483

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
Banc of America Commercial
Mortgage, Ser. 2007-1, Cl. A4	5.45	1/15/49	1,000,000		1,077,990
Banc of America Commercial
Mortgage, Ser. 2007-4, Cl. A4	5.73	2/10/51	300,000	[a]	323,525
Bear Stearns Commercial Mortgage
Securities, Ser. 2003-T12, Cl. A4	4.68	8/13/39	350,000	[a]	368,562
Bear Stearns Commercial Mortgage
Securities, Ser. 2003-T10, Cl. A2	4.74	3/13/40	400,000		416,093
Bear Stearns Commercial Mortgage
Securities, Ser. 2005-PWR9, Cl. A4A	4.87	9/11/42	900,000		994,678
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW12, Cl. A4	5.72	9/11/38	850,000	[a]	958,057
Bear Stearns Commercial Mortgage
Securities, Ser. 2002-TOP6, Cl. A2	6.46	10/15/36	74,715		75,289
Citigroup Commercial Mortgage
Trust, Ser. 2006-C4, Cl. A3	5.73	3/15/49	225,000	[a]	249,697
Citigroup Commercial Mortgage
Trust, Ser. 2008-C7, Cl. A4	6.27	12/10/49	1,100,000	[a]	1,219,092
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2005-CD1,
Cl. A4	5.23	7/15/44	1,900,000	[a]	2,088,365
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Ser. 2006-CD2,
Cl. A4	5.34	1/15/46	85,000	[a]	91,870
Commercial Mortgage Pass Through
Certificates, Ser. 2004-LB4A,
Cl. A5	4.84	10/15/37	4,000,000		4,232,128
Commercial Mortgage Pass-Through
Certificates, Ser. 2005-LP5, Cl. A2	4.63	5/10/43	223,751		224,553
Credit Suisse First Boston
Mortgage Securities,
Ser. 2004-C3, Cl. A5	5.11	7/15/36	1,245,000	[a]	1,346,223
Credit Suisse First Boston
Mortgage Securities,
Ser. 2002-CKP1, Cl. A3	6.44	12/15/35	159,859		161,272
Credit Suisse Mortgage Capital
Certificates, Ser. 2006-C3, Cl. A3	5.82	6/15/38	1,500,000	[a,b]	1,642,805

The Fund	13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
CWCapital Cobalt,
Ser. 2007-C3, Cl. A4	5.82	5/15/46	1,000,000	[a]	1,066,247
GE Capital Commercial Mortgage,
Ser. 2002-1A, Cl. A3	6.27	12/10/35	772,739		779,758
GS Mortgage Securities II,
Ser. 2005-GG4, Cl. A3	4.61	7/10/39	775,000		782,674
GS Mortgage Securities II,
Ser. 2007-GG10, Cl. A4	5.79	8/10/45	1,000,000	[a,b]	1,069,197
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2004-CB8, Cl. A4	4.40	1/12/39	1,000,000		1,058,826
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2005-LDP3, Cl. A4A	4.94	8/15/42	600,000	[a]	663,325
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2004-LN2, Cl. A2	5.12	7/15/41	150,000		160,118
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-LDPX, Cl. A3	5.42	1/15/49	1,200,000		1,280,200
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-CB18, Cl. A4	5.44	6/12/47	350,000		370,174
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-LDP8, Cl. A3B	5.45	5/15/45	225,000		244,845
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-CB14, Cl. A4	5.48	12/12/44	500,000	[a]	540,460
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-CB20, Cl. A4	5.79	2/12/51	1,000,000	[a]	1,092,516
LB-UBS Commercial Mortgage Trust,
Ser. 2003-C3, Cl. A4	4.17	5/15/32	475,000		494,571
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C7, Cl. A6	4.79	10/15/29	4,028,000	[a]	4,345,723
LB-UBS Commercial Mortgage Trust,
Ser. 2005-C3, Cl. AJ	4.84	7/15/40	500,000		452,361

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
LB-UBS Commercial Mortgage Trust,
Ser. 2004-C6, Cl. A6	5.02	8/15/29	275,000	[a]	293,874
LB-UBS Commercial Mortgage Trust,
Ser. 2007-C2, Cl. A3	5.43	2/15/40	1,200,000		1,265,304
Merrill Lynch Mortgage Trust,
Ser. 2005-CKI1, Cl. A6	5.22	11/12/37	375,000	[a]	420,372
Merrill Lynch Mortgage Trust,
Ser. 2003-KEY1, Cl. A4	5.24	11/12/35	500,000	[a]	530,527
Merrill Lynch Mortgage Trust,
Ser. 2007-C1, Cl. A4	5.83	6/12/50	1,000,000	[a]	1,090,957
Merrill Lynch/Countrywide
Commercial Mortgage,
Ser. 2007-7, Cl. ASB	5.74	6/12/50	692,000	[a]	723,768
Merrill Lynch/Countrywide
Commercial Mortgage,
Ser. 2007-7, Cl. A4	5.74	6/12/50	1,200,000	[a]	1,264,835
Morgan Stanley Capital I,
Ser. 2004-T13, Cl. A4	4.66	9/13/45	1,000,000		1,066,956
Morgan Stanley Capital I,
Ser. 2004-T15, Cl. A4	5.27	6/13/41	3,160,000	[a]	3,437,998
Morgan Stanley Capital I,
Ser. 2007-IQ14, Cl. A4	5.69	4/15/49	1,300,000	[a]	1,368,091
Morgan Stanley Capital I,
Ser. 2006-HQ9, Cl. A4	5.73	7/12/44	500,000	[a]	555,885
Morgan Stanley Dean Witter Capital
I, Ser. 2003-HQ2, Cl. A2	4.92	3/12/35	500,000		518,610
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C20, Cl. A7	5.12	7/15/42	800,000	[a]	890,466
Wachovia Bank Commercial Mortgage
Trust, Ser. 2004-C11, Cl. A5	5.22	1/15/41	800,000	[a]	863,399
Wachovia Bank Commercial Mortgage
Trust, Ser. 2007-C31, Cl. A4	5.51	4/15/47	2,500,000		2,608,441
Wachovia Bank Commercial Mortgage
Trust, Ser. 2006-C28, Cl. A3	5.68	10/15/48	150,000		165,774
Wachovia Bank Commercial Mortgage
Trust, Ser. 2006-C27, Cl. A3	5.77	7/15/45	1,150,000	[a]	1,271,543
					51,068,637

The Fund	15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Consumer Products—.2%
Avon Products,
Sr. Unscd. Notes	4.20	7/15/18	250,000	263,723
Procter & Gamble,
Sr. Unscd. Notes	4.95	8/15/14	2,625,000	2,930,702
Procter & Gamble,
Sr. Unscd. Notes	5.55	3/5/37	300,000	388,045
				3,582,470
Diversified Financial Services—3.8%
AEP Texas Central Transition
Funding, Sr. Scd. Bonds, Ser. A-4	5.17	1/1/20	250,000	291,895
American Express,
Sr. Unscd. Notes	6.15	8/28/17	700,000	806,208
American Express,
Sr. Unscd. Notes	8.15	3/19/38	1,100,000	1,582,226
Bear Stearns,
Sr. Unscd. Notes	5.30	10/30/15	100,000	108,181
Bear Stearns,
Sub. Notes	5.55	1/22/17	500,000	525,686
Bear Stearns,
Sr. Unscd. Notes	6.40	10/2/17	540,000	624,074
Bear Stearns,
Sr. Unscd. Notes	7.25	2/1/18	270,000	318,368
Blackrock,
Sr. Unscd. Notes, Ser. 2	5.00	12/10/19	500,000	547,329
Capital One Bank,
Sr. Unscd. Notes	5.13	2/15/14	200,000	213,797
Capital One Capital III,
Gtd. Debs	7.69	8/15/36	200,000	199,250
Capital One Capital V,
Gtd. Notes	10.25	8/15/39	1,000,000	1,041,250
Caterpillar Financial Services,
Sr. Unscd. Notes	6.13	2/17/14	2,600,000	2,897,786
Citigroup Funding,
Gtd. Notes	1.88	10/22/12	4,900,000	4,982,119
Citigroup,
Sub. Notes	5.00	9/15/14	3,230,000	3,293,521
Citigroup,
Sr. Unscd. Notes	6.00	2/21/12	1,075,000	1,089,158

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Diversified Financial
Services (continued)
Citigroup,
Sr. Unscd. Debs	6.13	11/21/17	885,000	975,907
Citigroup,
Sub. Notes	6.13	8/25/36	575,000	561,968
Citigroup,
Sr. Unscd. Debs	6.63	1/15/28	100,000	112,457
Citigroup,
Sr. Unscd. Debs	6.88	3/5/38	700,000	865,215
Citigroup,
Unscd. Notes	8.50	5/22/19	760,000	941,803
Credit Suisse USA,
Bank Gtd. Notes	5.38	3/2/16	200,000	214,896
Credit Suisse USA,
Bank Gtd. Notes	5.50	8/15/13	1,000,000	1,054,715
General Electric Capital,
Gtd. Notes	2.13	12/21/12	4,000,000	4,084,752
General Electric Capital,
Sr. Unscd. Notes	5.00	1/8/16	375,000	409,565
General Electric Capital,
Notes	5.25	10/19/12	5,700,000	5,939,138
General Electric Capital,
Sr. Unscd. Notes, Ser. A	5.45	1/15/13	650,000	683,788
General Electric Capital,
Notes	5.63	9/15/17	1,000,000	1,114,298
General Electric Capital,
Sr. Unscd. Notes	5.63	5/1/18	1,335,000	1,478,097
General Electric Capital,
Sr. Unscd. Notes	5.88	1/14/38	2,000,000	2,153,954
General Electric Capital,
Sr. Unscd. Notes	6.15	8/7/37	850,000	938,555
General Electric Capital,
Sr. Unscd. Notes,
Ser. A	6.75	3/15/32	1,000,000	1,172,861
Goldman Sachs Capital I,
Gtd. Debs	6.35	2/15/34	350,000	325,909
Goldman Sachs Group,
Sr. Unscd. Notes	4.75	7/15/13	2,800,000	2,885,820

The Fund	17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Diversified Financial
Services (continued)
Goldman Sachs Group,
Sr. Unscd. Notes	5.95	1/18/18	15,000		15,792
Goldman Sachs Group,
Sr. Unscd. Notes	6.13	2/15/33	475,000		481,688
Goldman Sachs Group,
Sr. Unscd. Notes	6.15	4/1/18	680,000		727,019
Goldman Sachs Group,
Sr. Unscd. Notes	6.25	9/1/17	190,000		205,701
Goldman Sachs Group,
Sub. Notes	6.75	10/1/37	2,000,000		1,927,478
Goldman Sachs Group,
Sr. Unscd. Notes	7.50	2/15/19	1,000,000		1,131,388
HSBC Finance,
Sr. Unscd. Notes	4.75	7/15/13	700,000		730,085
HSBC Finance,
Sr. Unscd. Notes	5.50	1/19/16	2,625,000		2,753,733
Jefferies Group,
Sr. Unscd. Debs	6.25	1/15/36	200,000		172,528
Jefferies Group,
Sr. Unscd. Debs	6.45	6/8/27	35,000		33,010
JP Morgan Chase Capital XVII,
Gtd. Debs., Ser. Q	5.85	8/1/35	310,000		306,985
JP Morgan Chase Capital XX,
Gtd. Notes, Ser. T	6.55	9/29/36	50,000		51,598
JPMorgan Chase & Co.,
Sub. Notes	5.13	9/15/14	2,525,000		2,689,716
JPMorgan Chase & Co.,
Sub. Notes	5.15	10/1/15	3,950,000		4,198,803
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.00	1/15/18	2,000,000		2,240,886
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.30	4/23/19	1,500,000		1,702,267
JPMorgan Chase & Co.,
Sr. Unscd. Debs	6.40	5/15/38	650,000		785,512
Merrill Lynch & Co.,
Sr. Unscd. Notes	5.45	7/15/14	565,000	[b]	577,137
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.05	8/15/12	1,235,000	[b]	1,252,615

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Diversified Financial
Services (continued)
Merrill Lynch & Co.,
Sub. Notes	6.05	5/16/16	575,000		566,612
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.40	8/28/17	1,665,000		1,690,198
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.88	4/25/18	4,750,000		4,885,731
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.88	11/15/18	150,000		154,407
Morgan Stanley,
Gtd. Debs	1.95	6/20/12	2,000,000		2,021,888
Morgan Stanley,
Sub. Notes	4.75	4/1/14	1,580,000		1,588,439
Morgan Stanley,
Sr. Unscd. Notes	5.45	1/9/17	1,100,000		1,108,045
Morgan Stanley,
Sr. Unscd. Debs	5.75	10/18/16	175,000		179,654
Morgan Stanley,
Sr. Unscd. Notes	6.63	4/1/18	2,700,000		2,817,671
Morgan Stanley,
Sr. Unscd. Notes	7.25	4/1/32	300,000		332,238
National Rural Utilities
Cooperative Finance, Coll.
Trust Bonds	5.45	2/1/18	1,100,000		1,255,735
Nomura Holdings,
Sr. Unscd. Notes	6.70	3/4/20	1,600,000	[b]	1,789,218
SLM,
Sr. Unscd. Notes, Ser. A	5.00	10/1/13	100,000		100,001
SLM,
Sr. Unscd. Notes, Ser. A	5.00	4/15/15	450,000	[b]	436,840
SLM,
Sr. Unscd. Notes	8.00	3/25/20	760,000		792,300
Unilever Capital,
Gtd. Notes	5.90	11/15/32	1,000,000		1,322,033
					87,459,497
Diversified Metals &
Mining—.5%
Alcoa,
Sr. Unscd. Notes	5.72	2/23/19	612,000		614,477

The Fund	19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Diversified Metals &
Mining (continued)
Arcelormittal,
Sr. Unscd. Notes	7.00	10/15/39	600,000		600,994
Arcelormittal,
Sr. Unscd. Bonds	9.85	6/1/19	1,200,000		1,425,578
BHP Billiton Finance USA,
Gtd. Debs	6.50	4/1/19	1,700,000		2,080,042
BHP-Billiton Finance USA,
Gtd. Notes	4.80	4/15/13	1,175,000		1,246,366
Freeport-McMoRan Copper & Gold,
Sr. Unscd. Notes	8.38	4/1/17	895,000		958,693
Newmont Mining,
Gtd. Notes	6.25	10/1/39	1,000,000		1,256,739
Rio Tinto Alcan,
Sr. Unscd. Debs	7.25	3/15/31	350,000		470,436
Rio Tinto Finance USA,
Gtd. Notes	6.50	7/15/18	1,820,000		2,186,797
Vale Canada,
Sr. Unscd. Bonds	7.20	9/15/32	100,000		113,440
Vale Overseas,
Gtd. Notes	6.25	1/23/17	510,000		573,112
Vale Overseas,
Gtd. Notes	6.88	11/21/36	900,000		1,031,671
Xstrata Canada,
Gtd. Notes	5.50	6/15/17	165,000		178,756
					12,737,101
Electric Utilities—1.6%
Cleveland Electric Illuminating,
Sr. Unscd. Notes	5.70	4/1/17	150,000		165,862
Commonwealth Edison,
First Mortgage Bonds	5.90	3/15/36	971,000		1,178,083
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 05-A	5.30	3/1/35	175,000	[b]	201,844
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 08-A	5.85	4/1/18	600,000		722,311
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 06-B	6.20	6/15/36	200,000		257,136
Constellation Energy Group,
Sr. Unscd. Notes	7.60	4/1/32	250,000		301,512

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Electric Utilities (continued)
Consumers Energy,
First Mortgage Bonds, Ser. P	5.50	8/15/16	200,000	228,484
Dominion Resources,
Sr. Unscd. Notes, Ser. C	5.15	7/15/15	2,075,000	2,323,871
Dominion Resources,
Sr. Unscd. Notes, Ser. E	6.30	3/15/33	100,000	122,096
Duke Energy Carolinas,
First Mortgage Bonds	6.00	1/15/38	1,710,000	2,210,346
Duke Energy Carolinas,
Sr. Unscd. Notes	6.25	1/15/12	75,000	75,807
Duke Energy Ohio,
Sr. Unscd. Bonds	5.70	9/15/12	185,000	192,833
Exelon,
Sr. Unscd. Notes	4.90	6/15/15	2,500,000	2,725,638
FirstEnergy,
Sr. Unscd. Notes, Ser. B	6.45	11/15/11	7,000	7,011
FirstEnergy,
Sr. Unscd. Notes, Ser. C	7.38	11/15/31	555,000	699,599
Florida Power & Light,
First Mortgage Bonds	5.63	4/1/34	1,100,000	1,352,452
Florida Power & Light,
First Mortgage Debs	5.65	2/1/35	25,000	30,531
Florida Power,
First Mortgage Bonds	6.40	6/15/38	1,000,000	1,349,303
Hydro-Quebec,
Gov’t Gtd. Debs., Ser. HH	8.50	12/1/29	1,200,000	1,922,946
Hydro-Quebec,
Gov’t Gtd. Debs., Ser. HK	9.38	4/15/30	20,000	34,138
Indiana Michigan Power,
Sr. Unscd. Debs	6.05	3/15/37	800,000	964,942
MidAmerican Energy Holdings,
Sr. Unscd. Notes	5.88	10/1/12	950,000	992,904
MidAmerican Energy Holdings,
Sr. Unscd. Bonds	6.13	4/1/36	1,250,000	1,558,466
NiSource Finance,
Gtd. Notes	5.40	7/15/14	150,000	162,621
NiSource Finance,
Gtd. Notes	6.40	3/15/18	1,700,000	1,989,671

The Fund	21

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Electric Utilities (continued)
Northern States Power,
First Mortgage Bonds	6.25	6/1/36	750,000	1,004,449
Ohio Power,
Sr. Unscd. Notes, Ser. F	5.50	2/15/13	1,500,000	1,570,306
Oncor Electric Delivery,
Sr. Scd. Debs	7.00	9/1/22	170,000	217,038
Oncor Electric Delivery,
Sr. Scd. Notes	7.00	5/1/32	250,000	330,836
Pacific Gas & Electric,
Sr. Unscd. Bonds	4.80	3/1/14	100,000	108,017
Pacific Gas & Electric,
Sr. Unscd. Bonds	6.05	3/1/34	465,000	572,900
Pacific Gas & Electric,
Sr. Unscd. Notes	6.25	3/1/39	750,000	968,435
Pacificorp,
First Mortgage Bonds	5.75	4/1/37	1,035,000	1,282,962
Progress Energy,
Sr. Unscd. Notes	7.75	3/1/31	480,000	664,077
Public Service Company of
Colorado, First Mortgage
Bonds, Ser. 10	7.88	10/1/12	350,000	372,808
Public Service Electric & Gas,
Scd. Notes, Ser. D	5.25	7/1/35	230,000	267,654
South Carolina Electric & Gas,
First Mortgage Bonds	6.63	2/1/32	200,000	259,024
Southern California Edison,
First Mortgage Bonds	5.50	3/15/40	1,000,000	1,232,265
Southern California Edison,
First Mortgage Debs., Ser. 08-A	5.95	2/1/38	70,000	91,017
Southern California Edison,
Sr. Unscd. Notes	6.65	4/1/29	450,000	577,624
Southern California Gas,
First Mortgage Bonds, Ser. HH	5.45	4/15/18	100,000	119,111
Southern Power,
Sr. Unscd. Notes, Ser. D	4.88	7/15/15	2,000,000	2,193,902
SouthWestern Electric Power,
Sr. Unscd. Notes, Ser. F	5.88	3/1/18	150,000	169,602
Union Electric,
Sr. Scd. Notes	6.40	6/15/17	1,500,000	1,780,081

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Electric Utilities (continued)
Virginia Electric & Power,
Sr. Unscd. Notes, Ser. A	5.40	1/15/16	500,000		578,301
					36,130,816
Food & Beverages—1.0%
Anheuser-Busch Cos.,
Gtd. Bonds	5.00	1/15/15	1,000,000	[b]	1,114,510
Anheuser-Busch Cos.,
Gtd. Notes	5.50	1/15/18	145,000		170,107
Anheuser-Busch Inbev Worldwide
Gtd. Notes	5.38	1/15/20	2,500,000		2,964,607
Bottling Group,
Gtd. Notes	4.63	11/15/12	350,000		364,827
Coca-Cola,
Sr. Notes	3.30	9/1/21	2,000,000	[c]	2,076,582
ConAgra Foods,
Sr. Unscd. Notes	7.00	10/1/28	350,000		402,839
Diageo Capital,
Gtd. Notes	5.75	10/23/17	720,000		850,597
Diageo Finance,
Gtd. Notes	5.30	10/28/15	125,000		142,246
Dr. Pepper Snapple Group,
Gtd. Notes	6.82	5/1/18	1,700,000		2,097,560
General Mills,
Sr. Unscd. Notes	5.70	2/15/17	1,300,000		1,516,195
General Mills,
Sr. Unscd. Notes	6.00	2/15/12	125,000		126,852
H.J. Heinz,
Sr. Unscd. Debs	6.38	7/15/28	100,000		119,147
Hershey,
Sr. Unscd. Debs	8.80	2/15/21	30,000		42,802
Kellogg,
Sr. Unscd. Debs., Ser. B	7.45	4/1/31	340,000		485,321
Kraft Foods,
Sr. Unscd. Debs	6.13	2/1/18	2,975,000		3,513,656
Kraft Foods,
Sr. Unscd. Notes	6.25	6/1/12	83,000		85,633
Kraft Foods,
Sr. Unscd. Notes	6.50	2/9/40	1,000,000		1,282,493

The Fund	23

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Food & Beverages (continued)
Kroger,
Gtd. Notes	7.50	4/1/31	800,000		1,044,677
Nabisco,
Sr. Unscd. Debs	7.55	6/15/15	640,000		754,111
Pepsi Bottling Group,
Gtd. Notes, Ser. B	7.00	3/1/29	800,000		1,115,695
Pepsico,
Sr. Unscd. Debs	7.90	11/1/18	1,000,000		1,336,956
Safeway,
Sr. Unscd. Notes	5.80	8/15/12	210,000		217,408
SYSCO,
Gtd. Notes	5.38	9/21/35	350,000		425,042
					22,249,863
Foreign/Governmental—4.0%
Asian Development Bank,
Sr. Unscd. Notes	2.75	5/21/14	3,500,000		3,691,548
Asian Development Bank,
Sr. Unscd. Notes	4.50	9/4/12	1,750,000		1,808,494
Brazilian Government,
Sr. Unscd. Bonds	6.00	1/17/17	2,270,000		2,650,225
Brazilian Government,
Sr. Unscd. Bonds	7.13	1/20/37	575,000		771,937
Brazilian Government,
Unscd. Bonds	8.25	1/20/34	1,000,000		1,460,000
Brazilian Government,
Unscd. Bonds	10.13	5/15/27	500,000	[b]	810,000
Chilean Government,
Sr. Unscd. Bonds	5.50	1/15/13	625,000		658,625
European Investment Bank,
Sr. Unscd. Debs	2.88	9/15/20	2,000,000	[b]	2,074,692
European Investment Bank,
Sr. Unscd. Debs	3.25	5/15/13	2,600,000		2,707,318
European Investment Bank,
Sr. Unscd. Notes	4.63	5/15/14	500,000		549,031
European Investment Bank,
Sr. Unscd. Bonds	4.63	10/20/15	350,000		397,795
European Investment Bank,
Sr. Unscd. Bonds	4.88	1/17/17	2,750,000	[b]	3,207,779

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental (continued)
European Investment Bank,
Sr. Unscd. Bonds	5.13	5/30/17	3,700,000		4,391,852
Finland Government,
Sr. Unscd. Bonds	6.95	2/15/26	25,000		35,324
Hungarian Government,
Sr. Unscd. Notes	4.75	2/3/15	125,000	[b]	122,187
Inter-American Development Bank,
Sr. Unsub. Notes	3.88	9/17/19	2,000,000	[b]	2,264,342
Inter-American Development Bank,
Notes	4.25	9/10/18	540,000		624,979
Inter-American Development Bank,
Sr. Unscd. Notes	4.38	9/20/12	1,530,000		1,583,989
Inter-American Development Bank,
Sr. Unscd. Notes	5.13	9/13/16	150,000		176,350
International Bank for
Reconstruction & Development,
Sr. Unscd. Notes	5.00	4/1/16	700,000		811,527
International Bank for
Reconstruction & Development,
Unsub. Bonds	7.63	1/19/23	700,000		1,014,717
International Bank of
Reconstruction and
Development,
Sr. Unscd. Notes	2.13	3/15/16	2,400,000		2,504,138
Italian Government,
Sr. Unscd. Notes	4.50	1/21/15	50,000		48,911
Italian Government,
Sr. Unscd. Notes	5.25	9/20/16	155,000		152,151
Italian Government,
Sr. Unscd. Notes	5.38	6/12/17	1,450,000		1,411,643
Italian Government,
Sr. Unscd. Notes	5.38	6/15/33	550,000		481,105
Italian Government,
Sr. Unscd. Notes	6.88	9/27/23	610,000		610,540
Japan Finance,
Sr. Unscd. Notes	2.50	5/18/16	4,800,000		5,002,358
KFW,
Gov’t Gtd. Bonds	4.00	10/15/13	1,400,000		1,493,619

The Fund	25

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental (continued)
KFW,
Gov’t Gtd. Bonds	4.00	1/27/20	2,500,000	[b]	2,825,065
KFW,
Gov’t Gtd. Bonds	4.13	10/15/14	1,200,000		1,312,666
KFW,
Gov’t Gtd. Bonds	4.50	7/16/18	1,800,000		2,088,886
KFW,
Gov’t Gtd. Notes	4.88	1/17/17	1,240,000		1,446,088
KFW,
Gov’t Gtd. Bonds	5.13	3/14/16	625,000		728,158
Mexican Government,
Sr. Unscd. Notes	5.63	1/15/17	4,000,000		4,580,000
Mexican Government,
Sr. Unscd. Notes	5.95	3/19/19	1,200,000		1,411,800
Mexican Government,
Sr. Unscd. Notes, Ser. A	6.75	9/27/34	1,340,000		1,678,350
Polish Government,
Sr. Unscd. Notes	5.25	1/15/14	250,000		264,062
Polish Government,
Sr. Unscd. Notes	6.38	7/15/19	1,450,000		1,630,525
Province of British Columbia
Canada, Sr. Unscd. Bonds,
Ser. USD2	6.50	1/15/26	925,000		1,268,169
Province of Manitoba Canada,
Sr. Unscd. Debs	2.13	4/22/13	8,000,000		8,188,960
Province of Manitoba Canada,
Debs., Ser. CB	8.80	1/15/20	10,000		14,466
Province of Manitoba Canada,
Debs	8.88	9/15/21	450,000	[b]	672,844
Province of Ontario Canada,
Sr. Unscd. Bonds	4.00	10/7/19	2,300,000		2,516,366
Province of Ontario Canada,
Sr. Unscd. Bonds	4.10	6/16/14	3,000,000		3,251,874
Province of Ontario Canada,
Sr. Unscd. Notes	4.95	11/28/16	1,000,000	[b]	1,147,982
Province of Quebec Canada,
Unscd. Notes	4.60	5/26/15	700,000		780,768
Province of Quebec Canada,
Bonds	5.13	11/14/16	3,725,000		4,324,203

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental (continued)
Province of Quebec Canada,
Debs., Ser. NJ	7.50	7/15/23	200,000		283,367
Province of Quebec Canada,
Unscd. Debs., Ser. PD	7.50	9/15/29	250,000		381,726
Province of Saskatchewan Canada,
Debs	7.38	7/15/13	500,000		553,991
Republic of Colombia,
Sr. Unscd. Notes	7.38	3/18/19	2,000,000		2,530,000
Republic of Korea,
Sr. Unscd. Notes	4.88	9/22/14	200,000		216,389
Republic of Korea,
Sr. Unscd. Notes	7.13	4/16/19	1,000,000	[b]	1,250,260
Republic of Peru,
Sr. Unscd. Bonds	6.55	3/14/37	1,540,000		1,925,000
Republic of South Africa,
Sr. Unscd. Notes	6.50	6/2/14	170,000		188,479
South African Government,
Sr. Unscd. Notes	6.88	5/27/19	2,100,000		2,548,875
					93,526,495
Health Care—1.6%
Abbott Laboratories,
Sr. Unscd. Notes	5.13	4/1/19	1,500,000		1,744,993
Abbott Laboratories,
Sr. Unscd. Notes	5.88	5/15/16	170,000	[b]	200,229
Aetna,
Sr. Unscd. Notes	6.63	6/15/36	300,000		378,251
Amgen,
Sr. Unscd. Notes	5.85	6/1/17	400,000		477,742
Amgen,
Sr. Unscd. Notes	6.40	2/1/39	570,000		752,527
Astrazeneca,
Sr. Unscd. Notes	6.45	9/15/37	520,000		703,881
Baxter International,
Sr. Unsub. Notes	6.25	12/1/37	700,000		932,012
Bristol-Myers Squibb,
Sr. Unscd. Notes	5.88	11/15/36	425,000		541,902
Cigna,
Sr. Unscd. Notes	4.50	3/15/21	1,900,000		1,966,014

The Fund	27

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Health Care (continued)
Covidien International Finance,
Gtd. Notes	6.00	10/15/17	590,000		710,191
Eli Lilly & Co.,
Sr. Unscd. Notes	5.55	3/15/37	750,000		906,240
Eli Lilly & Co.,
Sr. Unscd. Notes	7.13	6/1/25	200,000		268,750
Express Scripts,
Gtd. Notes	3.13	5/15/16	2,400,000		2,457,156
GlaxoSmithKline Capital,
Gtd. Notes	4.38	4/15/14	3,200,000		3,487,763
GlaxoSmithKline Capital,
Gtd. Bonds	5.65	5/15/18	740,000		888,087
Johnson & Johnson,
Unscd. Debs	4.95	5/15/33	170,000		198,406
Johnson & Johnson,
Sr. Unscd. Notes	5.95	8/15/37	470,000		634,572
Medco Health Solutions,
Sr. Unscd. Debs	7.13	3/15/18	1,500,000		1,788,957
Merck & Co.,
Sr. Unscd. Notes	5.30	12/1/13	1,000,000	[a]	1,094,999
Merck & Co.,
Sr. Unscd. Debs	6.40	3/1/28	150,000		193,354
Merck & Co.,
Gtd. Notes	6.50	12/1/33	680,000	[a]	933,116
Novartis Securities Investment,
Gtd. Debs	5.13	2/10/19	1,400,000		1,647,936
Pfizer,
Sr. Unscd. Debs	6.20	3/15/19	2,400,000		3,012,360
Quest Diagnostic,
Gtd. Notes	3.20	4/1/16	2,500,000		2,600,772
Quest Diagnostic,
Gtd. Notes	5.45	11/1/15	500,000		566,215
Quest Diagnostic,
Gtd. Notes	6.95	7/1/37	50,000		62,848
Teva Pharmaceutical Finance,
Gtd. Debs	3.00	6/15/15	3,400,000		3,568,422
Teva Pharmaceutical Finance,
Gtd. Notes	6.15	2/1/36	85,000		103,331

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Health Care (continued)
UnitedHealth Group,
Sr. Unscd. Notes	5.00	8/15/14	300,000	328,002
UnitedHealth Group,
Sr. Unscd. Debs	6.88	2/15/38	810,000	1,071,824
WellPoint,
Sr. Unscd. Notes	5.00	12/15/14	1,000,000	1,101,601
WellPoint,
Sr. Unscd. Notes	5.25	1/15/16	375,000	421,997
WellPoint,
Sr. Unscd. Notes	5.88	6/15/17	65,000	75,009
WellPoint,
Sr. Unscd. Notes	6.80	8/1/12	300,000	313,473
Wyeth,
Gtd. Notes	5.50	2/1/14	150,000	165,500
Wyeth,
Gtd. Notes	5.95	4/1/37	200,000	257,086
Wyeth,
Gtd. Notes	6.50	2/1/34	200,000	265,500
				36,821,018
Industrial—.2%
Continental Airlines,
Pass-Through Certificates,
Ser. 974A	6.90	7/2/19	162,492	168,180
Koninklijke Philips Electronics,
Sr. Unscd. Notes	5.75	3/11/18	2,000,000	2,332,380
Republic Services,
Gtd. Notes	6.20	3/1/40	750,000	924,286
Waste Management,
Gtd. Debs	6.38	3/11/15	1,600,000	1,831,661
Waste Management,
Sr. Unscd. Notes	7.00	7/15/28	150,000	186,689
				5,443,196
Machinery—.1%
Caterpillar,
Sr. Unscd. Debs	6.05	8/15/36	375,000	491,883
Caterpillar,
Sr. Unscd. Debs	7.30	5/1/31	125,000	177,363

The Fund	29

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Machinery (continued)
Deere & Co.,
Sr. Unscd. Notes	5.38	10/16/29	1,200,000	[b]	1,487,800
Deere & Co.,
Sr. Unscd. Notes	6.95	4/25/14	775,000		888,110
					3,045,156
Manufacturing—.4%
3M,
Sr. Unscd. Notes	5.70	3/15/37	750,000		982,690
General Electric,
Sr. Unscd. Notes	5.00	2/1/13	500,000		524,493
General Electric,
Sr. Unscd. Debs	5.25	12/6/17	1,000,000	[b]	1,140,819
Honeywell International,
Sr. Unscd. Notes	3.88	2/15/14	2,656,000		2,858,175
Honeywell International,
Sr. Unscd. Notes	4.25	3/1/13	1,300,000		1,362,573
Honeywell International,
Sr. Unscd. Notes	6.13	11/1/11	175,000		175,000
Tyco International Finance,
Gtd. Notes	6.88	1/15/21	1,235,000		1,529,603
					8,573,353
Media—1.2%
CBS,
Gtd. Notes	5.50	5/15/33	250,000		261,101
CBS,
Gtd. Debs	7.88	7/30/30	80,000		105,928
Comcast Cable Communications
Holdings, Gtd. Notes	8.38	3/15/13	4,000,000		4,392,580
Comcast Cable Communications
Holdings, Gtd. Notes	9.46	11/15/22	304,000		437,842
Comcast,
Gtd. Notes	6.45	3/15/37	1,900,000		2,279,168
COX Communications,
Sr. Unscd. Bonds	5.50	10/1/15	450,000		505,620
COX Communications,
Unscd. Notes	7.13	10/1/12	275,000		290,012
DirecTV Holdings,
Gtd. Notes	6.00	8/15/40	800,000		915,138

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Media (continued)
Discovery Communications,
Gtd. Debs	6.35	6/1/40	700,000		850,718
NBC Universal Media,
Sr. Unscd. Notes	5.15	4/30/20	1,500,000		1,688,668
News America,
Gtd. Notes	6.20	12/15/34	250,000		272,860
News America,
Gtd. Notes	6.40	12/15/35	1,000,000		1,128,614
News America,
Gtd. Notes	6.65	11/15/37	360,000		416,600
News America,
Gtd. Debs	7.75	12/1/45	100,000		120,947
News America,
Gtd. Debs	8.25	8/10/18	150,000		186,459
Thomson Reuters,
Gtd. Notes	6.50	7/15/18	800,000		959,625
Time Warner Cable,
Gtd. Notes	5.40	7/2/12	2,500,000		2,573,977
Time Warner Cable,
Gtd. Debs	6.55	5/1/37	350,000		413,210
Time Warner Cable,
Gtd. Debs	7.30	7/1/38	495,000		640,888
Time Warner Cable,
Gtd. Notes	8.25	4/1/19	3,000,000		3,826,107
Time Warner Cos.,
Gtd. Debs	6.95	1/15/28	325,000		393,303
Time Warner,
Gtd. Debs	6.50	11/15/36	200,000	[b]	235,349
Time Warner,
Gtd. Notes	7.63	4/15/31	1,100,000		1,418,183
Viacom,
Sr. Unscd. Notes	5.63	9/15/19	1,500,000		1,724,143
Viacom,
Sr. Unscd. Notes	6.88	4/30/36	235,000		300,935
Walt Disney,
Sr. Unscd. Notes, Ser. B	6.38	3/1/12	100,000		101,903
Walt Disney,
Sr. Unscd. Notes, Ser. B	7.00	3/1/32	150,000	[b]	213,355

The Fund	31

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Media (continued)
Walt Disney,
Sr. Unscd. Debs	7.55	7/15/93	100,000	125,028
				26,778,261
Minerals—.1%
Teck Resources,
Gtd. Notes	6.25	7/15/41	1,300,000	1,503,896
Municipal Bonds—.6%
Bay Area Toll Authority,
San Francisco Bay Area Toll
Bridge Revenue (Build
America Bonds)	6.26	4/1/49	1,000,000	1,242,270
Bay Area Toll Authority,
San Francisco Bay Area
Subordinate Toll Bridge
Revenue (Build America Bonds)	6.79	4/1/30	695,000	824,506
California,
GO (Various Purpose)	7.50	4/1/34	1,000,000	1,198,840
California,
GO (Various Purpose)	7.55	4/1/39	1,600,000	1,951,392
Illinois,
GO (Pension Funding Series)	5.10	6/1/33	3,630,000	3,256,074
Los Angeles Unified School
District, GO (Build America Bonds)	5.75	7/1/34	1,600,000	1,753,120
Metropolitan Transportation
Authority, Dedicated Tax
Funds Bonds	7.34	11/15/39	650,000	871,357
New Jersey Turnpike Authority,
Turnpike Revenue (Build
America Bonds)	7.41	1/1/40	780,000	1,058,858
Port Authority of New York and
New Jersey (Consolidated
Bonds, 164th Series)	5.65	11/1/40	1,530,000	1,694,077
				13,850,494
Oil & Gas—1.9%
Anadarko Petroleum,
Sr. Unscd. Notes	5.95	9/15/16	350,000	402,657
Anadarko Petroleum,
Sr. Unscd. Notes	6.45	9/15/36	150,000	174,453
Apache,
Sr. Unscd. Notes	6.00	1/15/37	380,000	490,189

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Oil & Gas (continued)
BP Capital Markets,
Gtd. Debs	5.25	11/7/13	2,500,000	2,704,912
Canadian Natural Resources,
Sr. Unscd. Notes	4.90	12/1/14	350,000	386,304
Canadian Natural Resources,
Sr. Unscd. Notes	6.25	3/15/38	1,180,000	1,484,892
Cenovus Energy,
Sr. Unscd. Notes	6.75	11/15/39	1,000,000	1,316,412
ConocoPhillips Holding,
Sr. Unscd. Notes	6.95	4/15/29	125,000	170,881
ConocoPhillips,
Gtd. Notes	5.90	10/15/32	500,000	609,260
ConocoPhillips,
Gtd. Notes	6.50	2/1/39	1,000,000	1,371,874
Devon Financing,
Gtd. Debs	7.88	9/30/31	275,000	400,105
EnCana,
Sr. Unscd. Bonds	7.20	11/1/31	625,000	759,277
Energy Transfer Partners,
Sr. Unscd. Bonds	7.50	7/1/38	1,055,000	1,214,952
Enterprise Products Operating,
Gtd. Notes, Ser. G	5.60	10/15/14	995,000	1,097,647
Enterprise Products Operating,
Gtd. Bonds, Ser. L	6.30	9/15/17	1,925,000	2,261,486
Halliburton,
Sr. Unscd. Notes	6.15	9/15/19	1,200,000	1,482,023
Hess,
Sr. Unscd. Bonds	7.88	10/1/29	175,000	238,747
Hess,
Sr. Unscd. Notes	8.13	2/15/19	1,200,000	1,546,852
Kerr-McGee,
Gtd. Debs	6.95	7/1/24	600,000	727,029
Kinder Morgan
Energy Partners,
Sr. Unscd. Notes	6.95	1/15/38	1,075,000	1,252,313
Kinder Morgan
Energy Partners,
Sr. Unscd. Notes	7.40	3/15/31	350,000	424,521
Marathon Oil,
Sr. Unscd. Notes	6.60	10/1/37	350,000	431,652

The Fund	33

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Oil & Gas (continued)
Mobil,
Sr. Unscd. Bonds	8.63	8/15/21	15,000	22,349
Nabors Industries,
Gtd. Notes	9.25	1/15/19	1,250,000	1,576,401
Nexen,
Sr. Unscd. Notes	5.88	3/10/35	125,000	127,696
Nexen,
Sr. Unscd. Notes	7.50	7/30/39	1,000,000	1,214,487
Occidental Petroleum,
Sr. Unscd. Notes, Ser. 1	4.10	2/1/21	1,700,000[b]	1,864,324
ONEOK Partners,
Gtd. Notes	6.15	10/1/16	545,000	629,973
ONEOK Partners,
Gtd. Notes	6.85	10/15/37	60,000	73,952
ONEOK,
Sr. Unscd. Notes	5.20	6/15/15	200,000	220,855
Pemex Project Funding Master
Trust, Gtd. Bonds	6.63	6/15/35	1,760,000	1,936,000
Pemex Project Funding Master
Trust, Gtd. Notes	7.38	12/15/14	400,000	451,000
Petrobras International Finance,
Gtd. Notes	5.75	1/20/20	2,200,000	2,384,708
Petrobras International Finance,
Gtd. Debs	5.88	3/1/18	625,000	675,000
Petro-Canada,
Sr. Unscd. Notes	4.00	7/15/13	450,000	469,138
Plains All America Pipeline,
Gtd. Notes	6.13	1/15/17	525,000	598,401
Sempra Energy,
Sr. Unscd. Notes	6.00	10/15/39	1,100,000	1,380,214
Shell International Finance,
Gtd. Notes	6.38	12/15/38	500,000	688,589
Spectra Energy Capital,
Sr. Unscd. Notes	8.00	10/1/19	225,000	283,070
Statoil,
Gtd. Notes	5.25	4/15/19	1,600,000	1,881,914
Suncor Energy,
Sr. Unscd. Notes	6.50	6/15/38	950,000	1,181,870

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Oil & Gas (continued)
Talisman Energy,
Sr. Unscd. Notes	6.25	2/1/38	200,000	237,751
Tennessee Gas Pipeline,
Sr. Unscd. Debs	7.00	10/15/28	390,000	449,758
Tennessee Gas Pipeline,
Sr. Unscd Debs	7.63	4/1/37	70,000	84,239
Trans-Canada Pipelines,
Sr. Unscd. Notes	5.85	3/15/36	200,000	243,210
Trans-Canada Pipelines,
Sr. Unscd. Debs	6.20	10/15/37	75,000	94,998
Trans-Canada Pipelines,
Sr. Unscd. Debs	7.63	1/15/39	660,000	947,202
Transocean,
Gtd. Notes	7.50	4/15/31	875,000	960,933
Valero Energy,
Gtd. Notes	6.63	6/15/37	115,000	126,000
Valero Energy,
Gtd. Notes	7.50	4/15/32	170,000	207,701
Weatherford International,
Gtd. Debs	6.75	9/15/40	1,000,000	1,170,635
Williams Partners,
Sr. Unscd. Notes	6.30	4/15/40	800,000	970,037
XTO Energy,
Sr. Unscd. Notes	6.75	8/1/37	625,000	955,542
				45,056,385
Paper & Forest Products—.1%
International Paper,
Sr. Unscd. Debs	7.95	6/15/18	1,600,000	1,922,890
Property & Casualty Insurance—.9%
Aegon,
Sr. Unscd. Notes	4.75	6/1/13	375,000	385,692
Allstate,
Sr. Unscd. Notes	5.00	8/15/14	125,000	137,449
Allstate,
Sr. Unscd. Notes	5.55	5/9/35	175,000	191,656
Allstate,
Sr. Unscd. Debs	6.75	5/15/18	350,000	404,417

The Fund	35

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Property & Casualty
Insurance (continued)
Allstate,
Sr. Unscd. Debs	7.45	5/16/19	1,850,000	2,303,971
American International Group,
Sr. Unscd. Notes	5.60	10/18/16	600,000	605,483
American International Group,
Sr. Unscd. Debs	5.85	1/16/18	1,000,000	1,008,945
AXA,
Sub. Bonds	8.60	12/15/30	165,000	177,876
Berkshire Hathaway Finance,
Gtd. Notes	4.85	1/15/15	1,850,000	2,043,808
Chubb,
Sr. Unscd. Notes	6.00	5/11/37	540,000	649,545
CNA Financial,
Sr. Unscd. Notes	6.50	8/15/16	100,000	108,580
Hartford Financial Services Group,
Sr. Unscd. Notes	6.30	3/15/18	580,000	606,175
Lincoln National,
Sr. Unscd. Notes	6.15	4/7/36	950,000	961,258
Lion Connecticut Holdings,
Gtd. Debs	7.63	8/15/26	50,000	58,696
Marsh & McLennan Cos.,
Sr. Unscd. Notes	5.88	8/1/33	275,000	304,480
MetLife,
Sr. Unscd. Notes	5.00	11/24/13	225,000	240,281
MetLife,
Sr. Unscd. Notes	6.13	12/1/11	260,000	261,104
MetLife,
Sr. Unscd. Debs	6.38	6/15/34	1,400,000	1,711,874
Nationwide Financial Services,
Sr. Unscd. Notes	6.25	11/15/11	350,000	350,369
Principal Financial Group,
Gtd. Notes	6.05	10/15/36	225,000	241,489
Progressive,
Sr. Unscd. Notes	6.63	3/1/29	100,000	122,556
Prudential Financial,
Sr. Unscd. Notes, Ser. B	4.75	4/1/14	350,000	372,310
Prudential Financial,
Sr. Unscd. Notes, Ser. B	5.10	9/20/14	250,000	269,309

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Property & Casualty
Insurance (continued)
Prudential Financial,
Sr. Unscd. Notes, Ser. D	7.38	6/15/19	2,800,000		3,404,772
Swiss Re Solutions Holding,
Sr. Unscd. Notes	7.00	2/15/26	150,000		163,933
Travelers Cos.,
Sr. Unscd. Notes	5.50	12/1/15	960,000		1,093,962
Travelers Property & Casualty,
Gtd. Notes	5.00	3/15/13	250,000		262,461
Willis North America,
Gtd. Debs	6.20	3/28/17	335,000		367,324
XL Group,
Sr. Unscd. Notes	6.38	11/15/24	1,400,000		1,512,875
					20,322,650
Real Estate—.3%
Boston Properties,
Sr. Unscd. Notes	5.00	6/1/15	500,000		540,112
Boston Properties,
Sr. Unscd. Bonds	5.63	11/15/20	1,400,000		1,532,140
Brandywine
Operating Partnership,
Gtd. Notes	5.75	4/1/12	37,000		37,375
ERP Operating,
Sr. Unscd. Notes	5.20	4/1/13	600,000		626,941
ERP Operating,
Sr. Unscd. Notes	5.38	8/1/16	95,000		104,661
Prologis,
Gtd. Notes	6.88	3/15/20	1,400,000	[b]	1,552,333
Realty Income,
Sr. Unscd. Notes	5.95	9/15/16	100,000		110,706
Regency Centers,
Gtd. Notes	5.88	6/15/17	200,000		219,901
Simon Property Group,
Sr. Unscd. Notes	5.25	12/1/16	1,400,000		1,539,611
					6,263,780
Retail—.8%
Costco Wholesale,
Sr. Unscd. Notes	5.50	3/15/17	500,000	[b]	597,474

The Fund	37

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Retail (continued)
CVS Caremark,
Sr. Unscd. Notes	4.88	9/15/14	2,200,000		2,437,523
CVS Caremark,
Sr. Unscd. Notes	5.75	6/1/17	100,000		116,906
CVS Caremark,
Sr. Unscd. Notes	6.25	6/1/27	500,000		603,107
Home Depot,
Sr. Unscd. Notes	5.40	3/1/16	2,550,000		2,912,773
Lowe’s Cos.,
Sr. Unscd. Notes	6.65	9/15/37	850,000		1,103,278
Macy’s Retail Holdings,
Gtd. Notes	6.38	3/15/37	830,000	[b]	921,809
McDonald’s,
Sr. Unscd. Debs	5.35	3/1/18	1,050,000		1,254,619
Starbucks,
Sr. Unscd. Bonds	6.25	8/15/17	750,000		901,207
Target,
Sr. Unscd. Notes	5.38	5/1/17	400,000		471,396
Target,
Unscd. Notes	5.88	3/1/12	100,000		101,776
Target,
Sr. Unscd. Debs	7.00	7/15/31	125,000		166,996
Target,
Sr. Unscd. Notes	7.00	1/15/38	1,280,000		1,767,900
Wal-Mart Stores,
Sr. Unscd. Notes	5.25	9/1/35	600,000		701,647
Wal-Mart Stores,
Sr. Unscd. Notes	6.50	8/15/37	2,270,000		3,049,502
Xerox,
Sr. Unscd. Notes	6.75	2/1/17	750,000		866,394
					17,974,307
Technology—.4%
Dell,
Sr. Unscd. Notes	6.50	4/15/38	1,000,000	[b]	1,278,784
Google,
Sr. Unscd. Notes	3.63	5/19/21	1,600,000		1,733,590
Hewlett Packard,
Sr. Unscd. Notes	5.50	3/1/18	560,000		639,078

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Technology (continued)
HP Enterprise Services,
Sr. Unscd. Notes, Ser. B	6.00	8/1/13	125,000	[a]	134,901
International Business Machines,
Sr. Unscd. Debs	5.60	11/30/39	605,000		764,262
International Business Machines,
Sr. Unscd. Notes	5.70	9/14/17	600,000		728,351
International Business Machines,
Sr. Unscd. Debs	7.00	10/30/25	225,000		313,058
International Business Machines,
Sr. Unscd. Debs., Ser. A	7.50	6/15/13	75,000		83,007
International Business Machines,
Sr. Unscd. Notes	8.38	11/1/19	300,000		421,683
Microsoft,
Sr. Unscd. Debs	5.20	6/1/39	688,000		837,471
Oracle,
Sr. Unscd. Notes	5.00	7/8/19	1,200,000		1,402,030
Oracle,
Sr. Unscd. Notes	5.75	4/15/18	150,000		180,157
Oracle,
Sr. Unscd. Notes	6.50	4/15/38	500,000		677,070
					9,193,442
Telecommunications—1.3%
America Movil SAB de CV,
Gtd. Notes	6.38	3/1/35	100,000		120,096
AT&T,
Sr. Unscd. Notes	5.10	9/15/14	250,000		277,975
AT&T,
Sr. Unscd. Notes	5.35	9/1/40	1,500,000		1,643,916
AT&T,
Sr. Unscd. Notes	5.88	8/15/12	775,000		806,041
AT&T,
Sr. Unscd. Notes	6.30	1/15/38	1,500,000		1,808,885
AT&T,
Gtd. Notes	8.00	11/15/31	470,000	[a]	671,738
BellSouth Telecommunications,
Sr. Unscd. Debs	6.38	6/1/28	550,000		634,114
BellSouth,
Sr. Unscd. Bonds	6.55	6/15/34	100,000		119,231

The Fund	39

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Telecommunications (continued)
British Telecommunications,
Sr. Unscd. Notes	5.95	1/15/18	580,000		644,885
British Telecommunications,
Sr. Unscd. Notes	9.88	12/15/30	175,000	[a]	256,839
Cellco Partnership/Verizon
Wireless Capital, Sr. Unscd. Notes	8.50	11/15/18	850,000		1,150,874
Cisco Systems,
Sr. Unscd. Notes	5.50	2/22/16	500,000		580,644
Cisco Systems,
Sr. Unscd. Notes	5.90	2/15/39	1,630,000		2,044,558
Deutsche Telekom International
Finance, Gtd. Bonds	8.75	6/15/30	900,000	[a]	1,271,807
Embarq,
Sr. Unscd. Notes	8.00	6/1/36	150,000		159,035
France Telecom,
Sr. Unscd. Notes	8.50	3/1/31	220,000	[a]	321,902
GTE,
Gtd. Debs	6.94	4/15/28	100,000	[b]	124,723
KPN,
Sr. Unscd. Bonds	8.38	10/1/30	250,000		321,416
Motorola Solutions,
Sr. Unscd. Debs	7.50	5/15/25	1,450,000		1,693,836
New Cingular Wireless Services,
Gtd. Notes	8.13	5/1/12	250,000		259,251
New Cingular Wireless Services,
Sr. Unscd. Notes	8.75	3/1/31	720,000		1,068,872
Pacific-Bell Telephone,
Gtd. Bonds	7.13	3/15/26	310,000		387,864
Qwest,
Sr. Unscd. Debs	6.88	9/15/33	330,000		329,588
Rogers Communications,
Gtd. Notes	6.38	3/1/14	760,000		846,799
Telecom Italia Capital,
Gtd. Notes	4.95	9/30/14	3,000,000		2,956,689
Telecom Italia Capital,
Gtd. Notes	5.25	11/15/13	900,000		905,369
Telecom Italia Capital,
Gtd. Notes	5.25	10/1/15	100,000		97,465
Telecom Italia Capital,
Gtd. Notes	6.38	11/15/33	200,000		178,751

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Telecommunications (continued)
Telefonica Emisiones,
Gtd. Debs	7.05	6/20/36	1,145,000	1,257,616
Verizon Communications,
Sr. Unscd. Debs	5.50	2/15/18	1,500,000	1,743,053
Verizon Communications,
Sr. Unscd. Notes	5.85	9/15/35	560,000	672,102
Verizon Communications,
Sr. Unscd. Notes	7.75	12/1/30	690,000	968,876
Verizon Communications,
Sr. Unscd. Notes	8.95	3/1/39	1,000,000	1,594,296
Verizon Global Funding,
Sr. Unscd. Notes	7.38	9/1/12	500,000	526,902
Verizon New Jersery,
Sr. Unscd. Debs	8.00	6/1/22	25,000	31,455
Vodafone Group,
Sr. Unscd. Notes	5.63	2/27/17	555,000	652,760
Vodafone Group,
Sr. Unscd. Bonds	6.15	2/27/37	1,000,000	1,264,428
Vodafone Group,
Sr. Unscd. Notes	7.88	2/15/30	125,000	181,048
				30,575,699
Transportation—.3%
Burlington Northern Santa Fe,
Sr. Unscd. Debs	7.00	12/15/25	100,000	134,707
Burlington Northern Santa Fe,
Sr. Unscd. Debs	7.95	8/15/30	100,000	142,043
Canadian
National Railway,
Sr. Unscd. Notes	6.90	7/15/28	100,000	132,943
CSX,
Sr. Unscd. Notes	6.15	5/1/37	1,100,000	1,343,785
Federal Express,
Sr. Unscd. Notes	9.65	6/15/12	225,000	236,709
Norfolk Southern,
Sr. Unscd. Notes	5.59	5/17/25	10,000	11,593
Norfolk Southern,
Sr. Unscd. Notes	7.05	5/1/37	825,000	1,111,903
Norfolk Southern,
Sr. Unscd. Notes	7.80	5/15/27	250,000	351,003

The Fund	41

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Transportation (continued)
Union Pacific,
Sr. Unscd. Debs	6.63	2/1/29	325,000		413,741
United Parcel Service of America,
Sr. Unscd. Debs	8.38	4/1/30	10,000	[a]	14,711
United Parcel Service,
Sr. Unscd. Notes	3.13	1/15/21	1,600,000		1,668,301
United Parcel Service,
Sr. Unscd. Notes	6.20	1/15/38	425,000		566,985
					6,128,424
U.S. Government Agencies—6.0%
Federal Farm Credit Banks,
Bonds	5.13	8/25/16	2,700,000		3,191,627
Federal Home Loan Banks,
Bonds	3.63	10/18/13	8,000,000		8,497,768
Federal Home Loan Banks,
Bonds, Ser. 421	3.88	6/14/13	2,500,000	[b]	2,641,578
Federal Home Loan Banks,
Bonds, Ser. 363	4.50	11/15/12	6,800,000	[b]	7,089,585
Federal Home Loan Banks,
Bonds	4.75	12/16/16	1,000,000		1,166,327
Federal Home Loan Banks,
Bonds, Ser. 1	4.88	5/17/17	2,000,000	[b]	2,363,116
Federal Home Loan Banks,
Bonds	5.00	11/17/17	2,600,000	[b]	3,109,428
Federal Home Loan Banks,
Bonds	5.13	8/14/13	1,260,000	[b]	1,367,000
Federal Home Loan Banks,
Bonds, Ser. 656	5.38	5/18/16	320,000		380,311
Federal Home Loan Banks,
Bonds	5.50	8/13/14	300,000		340,215
Federal Home Loan Banks,
Bonds	5.50	7/15/36	480,000		566,112
Federal Home Loan Banks,
Bonds	5.63	6/11/21	1,200,000		1,493,148
Federal Home Loan Mortgage Corp.,
Notes	1.38	2/25/14	9,000,000	[d]	9,182,322
Federal Home Loan Mortgage Corp.,
Notes	2.50	4/23/14	4,800,000	[d]	5,030,342

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies (continued)
Federal Home Loan Mortgage Corp.,
Notes	2.88	2/9/15	5,500,000	[d]	5,865,508
Federal Home Loan Mortgage Corp.,
Notes	4.13	9/27/13	3,800,000	[d]	4,070,184
Federal Home Loan Mortgage Corp.,
Notes	4.38	7/17/15	1,985,000	[d]	2,236,091
Federal Home Loan Mortgage Corp.,
Notes	4.50	1/15/13	3,200,000	[d]	3,362,621
Federal Home Loan Mortgage Corp.,
Notes	4.50	1/15/14	1,400,000	[d]	1,523,441
Federal Home Loan Mortgage Corp.,
Notes	4.50	10/1/40	11,500,000	[d]	12,150,693
Federal Home Loan Mortgage Corp.,
Notes	4.88	11/15/13	1,000,000	[b,d]	1,091,433
Federal Home Loan Mortgage Corp.,
Notes	4.88	6/13/18	1,250,000	[b,d]	1,487,451
Federal Home Loan Mortgage Corp.,
Notes	5.00	2/16/17	825,000	[d]	976,032
Federal Home Loan Mortgage Corp.,
Notes	5.13	7/15/12	1,125,000	[d]	1,164,617
Federal Home Loan Mortgage Corp.,
Notes	5.13	10/18/16	750,000	[d]	888,489
Federal Home Loan Mortgage Corp.,
Notes	5.13	11/17/17	650,000	[d]	782,279
Federal Home Loan Mortgage Corp.,
Notes	5.25	4/18/16	2,100,000	[d]	2,476,200
Federal Home Loan Mortgage Corp.,
Notes	6.25	7/15/32	1,000,000	[d]	1,404,056
Federal Home Loan Mortgage Corp.,
Bonds	6.75	9/15/29	400,000	[b,d]	574,383
Federal National Mortgage
Association, Notes	0.00	6/1/17	2,400,000	[d]	2,188,685
Federal National Mortgage
Association, Notes	1.63	10/26/15	5,700,000	[d]	5,852,019
Federal National Mortgage
Association, Notes	2.63	11/20/14	6,800,000	[d]	7,208,714
Federal National Mortgage
Association, Notes	2.75	3/13/14	4,500,000	[d]	4,742,856

The Fund	43

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Agencies (continued)
Federal National Mortgage
Association, Notes	4.38	3/15/13	7,605,000	[d]	8,029,891
Federal National Mortgage
Association, Notes	4.38	10/15/15	850,000	[d]	961,533
Federal National Mortgage
Association, Notes	4.63	10/15/13	1,400,000	[d]	1,516,039
Federal National Mortgage
Association, Notes	4.63	10/15/14	1,500,000	[d]	1,675,446
Federal National Mortgage
Association, Notes	5.00	4/15/15	200,000	[d]	228,279
Federal National Mortgage
Association, Notes	5.00	3/15/16	6,240,000	[d]	7,281,331
Federal National Mortgage
Association, Bonds	5.00	5/11/17	1,200,000	[d]	1,421,436
Federal National Mortgage
Association, Sub. Notes	5.13	1/2/14	365,000	[d]	397,334
Federal National Mortgage
Association, Sr. Sub. Notes	5.25	8/1/12	1,000,000	[d]	1,035,992
Federal National Mortgage
Association, Notes	5.25	9/15/16	1,225,000	[d]	1,458,268
Federal National Mortgage
Association, Notes	6.00	4/18/36	1,300,000	[d]	1,500,203
Federal National Mortgage
Association, Bonds	6.25	5/15/29	1,340,000	[d]	1,831,686
Financing (FICO),
Scd. Bonds	8.60	9/26/19	40,000		58,032
Financing (FICO),
Scd. Bonds, Ser. E	9.65	11/2/18	510,000		758,032
Tennessee Valley Authority,
Notes, Ser. C	4.75	8/1/13	750,000		805,739
Tennessee Valley Authority,
Notes	5.25	9/15/39	1,200,000		1,477,031
Tennessee Valley Authority,
Bonds	5.88	4/1/36	650,000		853,154
Tennessee Valley Authority,
Bonds, Ser. C	6.00	3/15/13	1,750,000		1,885,007
Tennessee Valley Authority,
Bonds	6.15	1/15/38	165,000		227,401
					139,866,465

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Agencies/
Mortgage-Backed—31.9%
Federal Home Loan Mortgage Corp.:
2.25%, 2/1/35	531,760[a,d]	546,507
2.50%, 4/1/33	17,844[a,d]	18,673
2.50%, 2/1/34	295,723[a,d]	310,557
2.51%, 12/1/34	32,789[a,d]	34,212
2.54%, 8/1/35	311,671[a,d]	328,894
2.80%, 3/1/36	11,477[a,d]	12,042
3.50%, 6/1/19—5/1/26	12,496,465[d]	12,983,169
4.00%, 8/1/18—1/1/41	36,315,683[d]	37,839,299
4.02%, 6/1/36	9,225[a,d]	9,285
4.50%, 2/1/18—4/1/41	53,986,240[d]	57,104,337
4.68%, 6/1/34	19,234[a,d]	20,398
5.00%, 12/1/17—1/1/40	32,562,056[d]	35,016,149
5.01%, 6/1/35	9,433[a,d]	9,966
5.03%, 12/1/34	43,590[a,d]	45,073
5.15%, 8/1/34	12,475[a,d]	13,359
5.23%, 11/1/33	11,733[a,d]	12,539
5.34%, 3/1/37	158,131[a,d]	167,993
5.49%, 2/1/37	506,402[a,d]	536,471
5.50%, 8/1/16—1/1/40	39,808,097[d]	43,099,779
5.62%, 4/1/36	395,945[a,d]	423,133
5.82%, 8/1/37	118,489[a,d]	125,924
6.00%, 12/1/13—10/1/38	18,147,373[d]	19,869,186
6.50%, 12/1/12—3/1/39	9,616,725[d]	10,707,097
7.00%, 12/1/12—7/1/37	318,063[d]	366,356
7.50%, 8/1/16—11/1/33	127,884[d]	148,744
8.00%, 2/1/17—10/1/31	67,789[d]	80,110
8.50%, 10/1/18—6/1/30	2,563[d]	2,983
Federal National Mortgage Association:
4.50%	22,000,000[d,e]	23,268,439
2.33%, 12/1/35	16,882[a,d]	17,704
2.38%, 3/1/34	357,246[a,d]	375,002
2.38%, 6/1/34	260,358[a,d]	273,205
2.39%, 9/1/33	13,481[a,d]	14,098
2.43%, 10/1/34	24,142[a,d]	25,365
2.46%, 1/1/35	389,353[a,d]	408,260
2.53%, 11/1/32	16,834[a,d]	17,351
2.55%, 8/1/35	93,838[a,d]	99,346
2.56%, 9/1/33	30,453[a,d]	32,098
2.56%, 6/1/34	82,466[a,d]	87,167
2.65%, 9/1/35	604,713[a,d]	641,274

The Fund	45

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage Association (continued):
3.50%, 1/20/25—1/1/41	15,930,738[d]	16,386,520
4.00%, 9/1/18—10/1/41	70,683,244[d]	73,983,132
4.50%, 4/1/18—9/1/40	94,201,452[d]	100,042,631
4.74%, 11/1/36	229,871[a,d]	242,221
4.78%, 5/1/33	6,905[a,d]	7,287
4.97%, 1/1/35	18,525[a,d]	19,764
5.00%, 11/1/17—6/1/40	63,565,368[d]	68,482,647
5.21%, 6/1/35	70,188[a,d]	75,013
5.27%, 11/1/35	13,409[a,d]	14,412
5.38%, 2/1/37	393,294[a,d]	417,264
5.50%, 2/1/14—12/1/38	46,686,747[d]	50,760,538
5.66%, 3/1/37	77,219[a,d]	82,077
5.94%, 11/1/36	49,162[a,d]	52,347
5.96%, 2/1/37	5,067[a,d]	5,419
5.99%, 12/1/36	36,335[a,d]	38,034
6.00%, 3/1/14—11/1/38	28,338,122[d]	31,171,363
6.50%, 12/1/12—9/1/38	7,479,613[d]	8,316,838
7.00%, 3/1/14—3/1/38	1,122,198[d]	1,283,084
7.50%, 8/1/15—6/1/31	136,221[d]	158,482
8.00%, 2/1/13—8/1/30	43,413[d]	49,491
8.50%, 9/1/15—7/1/30	19,227[d]	21,379
9.00%, 4/1/16—10/1/30	3,082[d]	3,653
Government National Mortgage Association I:
4.00%	8,000,000[e]	8,535,000
4.00%, 2/15/41	13,988,820	14,957,806
4.50%, 1/15/19—2/15/41	34,236,087	37,343,779
5.00%, 1/15/17—4/15/40	48,049,180	52,894,335
5.50%, 9/15/20—11/15/38	14,614,187	16,247,240
6.00%, 10/15/13—4/15/39	11,026,701	12,337,172
6.50%, 2/15/24—2/15/39	2,606,890	2,939,615
7.00%, 2/15/22—8/15/32	182,736	213,442
7.50%, 10/15/14—10/15/32	123,798	143,965
8.00%, 2/15/17—3/15/32	32,109	37,338
8.25%, 6/15/27	3,528	4,202
8.50%, 10/15/26	11,147	12,466
9.00%, 2/15/22—2/15/23	10,850	12,947
Government National Mortgage Association II:
3.50%, 5/20/34	26,802	27,858
6.50%, 2/20/28	1,550	1,768
8.50%, 7/20/25	1,126	1,340
		742,415,413

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Securities—33.8%
U.S. Treasury Bonds:
3.50%, 2/15/39	2,500,000	2,644,533
3.75%, 8/15/41	4,500,000[b]	4,973,202
3.88%, 8/15/40	5,600,000[b]	6,317,500
4.25%, 5/15/39	5,200,000	6,237,561
4.25%, 11/15/40	7,200,000[b]	8,651,254
4.38%, 2/15/38	2,000,000	2,442,812
4.38%, 11/15/39	6,200,000[b]	7,590,158
4.38%, 5/15/40	5,475,000[b]	6,707,729
4.38%, 5/15/41	6,300,000[b]	7,734,233
4.50%, 2/15/36	3,800,000[b]	4,712,593
4.50%, 5/15/38	2,900,000	3,611,860
4.50%, 8/15/39	5,600,000	6,985,126
4.63%, 2/15/40	6,300,000	8,019,705
4.75%, 2/15/37	1,800,000	2,316,375
4.75%, 2/15/41	5,100,000[b]	6,630,796
5.00%, 5/15/37	2,055,000	2,740,856
5.25%, 11/15/28	1,440,000	1,902,825
5.25%, 2/15/29	1,200,000	1,587,937
5.38%, 2/15/31	1,405,000	1,911,240
5.50%, 8/15/28	2,175,000	2,946,786
6.00%, 2/15/26	1,600,000[b]	2,229,750
6.13%, 11/15/27	2,700,000	3,863,954
6.13%, 8/15/29	1,350,000	1,961,298
6.25%, 8/15/23	2,610,000[b]	3,634,018
6.25%, 5/15/30	1,400,000	2,074,188
6.38%, 8/15/27	1,300,000	1,899,828
6.50%, 11/15/26	770,000	1,128,170
6.63%, 2/15/27	800,000	1,188,375
6.88%, 8/15/25	1,000,000	1,493,281
7.13%, 2/15/23	1,575,000	2,322,879
7.25%, 5/15/16	2,300,000	2,957,296
7.25%, 8/15/22	870,000	1,285,561
7.50%, 11/15/24	1,900,000[b]	2,948,266
7.63%, 2/15/25	660,000	1,036,922
7.88%, 2/15/21	805,000	1,204,859
8.00%, 11/15/21	2,670,000[b]	4,084,683
8.13%, 8/15/19	2,050,000	3,011,899
8.13%, 5/15/21	1,500,000	2,287,853
8.75%, 5/15/17	775,000	1,091,902
8.75%, 5/15/20	775,000	1,196,770
8.75%, 8/15/20	2,000,000	3,105,312
8.88%, 8/15/17	2,725,000	3,895,259

The Fund	47

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Securities (continued)
U.S. Treasury Bonds (continued):
8.88%, 2/15/19	1,000,000[b]	1,502,344
9.00%, 11/15/18	660,000[b]	989,949
U.S. Treasury Notes:
0.13%, 8/31/13	23,000,000[b]	22,951,493
0.50%, 11/15/13	7,700,000	7,734,288
0.63%, 7/15/14	15,300,000[b]	15,402,770
0.75%, 12/15/13	15,600,000[b]	15,753,566
1.00%, 7/15/13	11,200,000	11,346,574
1.00%, 8/31/16	3,600,000[b]	3,607,333
1.13%, 12/15/12	9,500,000[b]	9,601,679
1.25%, 8/31/15	10,000,000[b]	10,235,940
1.38%, 1/15/13	7,300,000[b]	7,405,792
1.38%, 2/15/13	6,700,000	6,802,336
1.38%, 3/15/13	7,000,000[b]	7,113,722
1.38%, 5/15/13	26,300,000[b]	26,769,613
1.38%, 11/30/15	4,100,000	4,206,985
1.50%, 12/31/13	6,800,000	6,976,909
1.50%, 8/31/18	10,400,000	10,354,500
1.75%, 4/15/13	11,000,000	11,247,456
1.75%, 1/31/14	4,900,000	5,058,868
1.75%, 3/31/14	3,200,000[b]	3,309,750
1.75%, 5/31/16	9,100,000[b]	9,456,875
1.88%, 2/28/14	2,900,000	3,005,577
1.88%, 4/30/14	8,915,000	9,254,189
1.88%, 8/31/17	3,800,000	3,927,657
1.88%, 9/30/17	5,570,000[b]	5,750,156
2.00%, 4/30/16	9,100,000	9,564,974
2.13%, 11/30/14	2,650,000	2,785,399
2.13%, 5/31/15	8,700,000[b]	9,180,553
2.13%, 8/15/21	11,600,000[b]	11,551,118
2.25%, 5/31/14	3,500,000[b]	3,670,079
2.25%, 1/31/15	17,000,000	17,966,875
2.25%, 3/31/16	18,390,000[b]	19,536,543
2.38%, 8/31/14	5,500,000[b]	5,804,651
2.38%, 10/31/14	13,000,000	13,750,555
2.38%, 2/28/15	8,500,000[b]	9,025,275
2.38%, 3/31/16	4,000,000[b]	4,268,440

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
2.50%, 3/31/13	2,600,000	2,684,297
2.50%, 3/31/15	6,500,000[b]	6,936,189
2.50%, 4/30/15	8,650,000	9,234,550
2.50%, 6/30/17	7,300,000	7,812,139
2.63%, 6/30/14	9,000,000	9,538,596
2.63%, 7/31/14	5,000,000	5,305,860
2.63%, 12/31/14	4,400,000	4,697,343
2.63%, 2/29/16	300,000	323,297
2.63%, 8/15/20	9,800,000[b]	10,312,207
2.63%, 11/15/20	5,200,000[b]	5,455,533
2.75%, 5/31/17	6,400,000	6,939,501
2.75%, 2/28/18	3,000,000	3,246,093
2.75%, 2/15/19	8,200,000[b]	8,809,235
2.88%, 1/31/13	3,495,000	3,612,684
2.88%, 3/31/18	2,200,000[b]	2,395,593
3.00%, 8/31/16	5,700,000	6,249,965
3.00%, 9/30/16	5,500,000[b]	6,034,105
3.00%, 2/28/17	9,500,000	10,424,768
3.13%, 4/30/13	6,600,000	6,888,493
3.13%, 9/30/13	3,000,000	3,164,064
3.13%, 10/31/16	5,000,000[b]	5,513,675
3.13%, 1/31/17	5,800,000	6,402,202
3.13%, 4/30/17	6,600,000	7,290,426
3.13%, 5/15/19	7,900,000[b]	8,688,151
3.13%, 5/15/21	8,500,000[b]	9,241,761
3.25%, 5/31/16	2,500,000	2,767,775
3.25%, 6/30/16	4,600,000[b]	5,097,734
3.25%, 7/31/16	2,500,000	2,770,313
3.25%, 12/31/16	4,700,000	5,216,633
3.25%, 3/31/17	3,000,000	3,332,343
3.38%, 11/30/12	790,000	817,311
3.38%, 6/30/13	3,425,000	3,604,278
3.38%, 7/31/13	6,500,000[b]	6,855,472
3.38%, 11/15/19	11,000,000[b]	12,289,926
3.50%, 5/31/13	2,370,000	2,492,389
3.50%, 5/15/20	9,100,000[b]	10,250,295
3.63%, 5/15/13	2,700,000	2,841,118

The Fund	49

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
3.63%, 8/15/19	9,400,000	10,673,409
3.63%, 2/15/20	7,700,000[b]	8,749,726
3.63%, 2/15/21	8,700,000[b]	9,853,429
3.75%, 11/15/18	5,000,000	5,721,095
3.88%, 2/15/13	1,150,000	1,204,580
4.00%, 2/15/14	2,700,000	2,926,760
4.00%, 2/15/15	3,600,000	4,009,781
4.00%, 8/15/18	3,500,000[b]	4,060,000
4.13%, 8/31/12	1,200,000	1,239,703
4.13%, 5/15/15	2,000,000	2,250,312
4.25%, 9/30/12	800,000	829,844
4.25%, 8/15/13	2,800,000[b]	2,999,500
4.25%, 11/15/13	3,921,000[b]	4,236,825
4.25%, 8/15/14	2,700,000	2,989,197
4.25%, 11/15/14	7,400,000[b]	8,247,529
4.25%, 8/15/15	1,305,000	1,481,277
4.25%, 11/15/17	2,530,000	2,962,868
4.38%, 8/15/12	225,000	232,506
4.50%, 11/15/15	3,800,000	4,370,893
4.50%, 2/15/16	425,000	491,340
4.50%, 5/15/17	1,800,000	2,122,735
4.63%, 11/15/16	2,000,000[b]	2,355,470
4.63%, 2/15/17	2,252,000	2,661,583
4.75%, 5/15/14	2,400,000	2,666,626
4.75%, 8/15/17	2,300,000[b]	2,752,454
4.88%, 8/15/16	2,530,000	2,998,445
5.13%, 5/15/16	1,350,000	1,607,238
		785,669,626
Total Bonds and Notes
(cost $2,139,376,594)		2,293,714,522

Other Investment—2.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $49,544,765)	49,544,765[f]	49,544,765

Investment of Cash Collateral
for Securities Loaned—1.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $35,341,432)	35,341,432[f]	35,341,432

Total Investments (cost $2,224,262,791)	102.4%	2,378,600,719
Liabilities, Less Cash and Receivables	(2.4%)	(55,260,553)
Net Assets	100.00%	2,323,340,166

GO—General Obligation
a Variable rate security—interest rate subject to periodic change.
b Security, or portion thereof, on loan.At October 31, 2011, the value of the fund’s securities on loan was
$394,556,702 and the value of the collateral held by the fund was $402,879,696, consisting of cash collateral of
$35,341,432 and U.S. Government Agencies securities valued at $367,538,264.
c Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2011, this security was valued at $2,076,582 or .09% of net assets.
d The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Purchased on a forward commitment basis.
f Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	71.7	Asset/Mortgage-Backed	2.3
Corporate Bonds	20.2	Municipal Bonds	.6
Foreign/Governmental	4.0
Money Market Investments	3.6		102.4

† Based on net assets.
See notes to financial statements.

The Fund	51

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $394,556,702)—Note 1(b):
Unaffiliated issuers	2,139,376,594	2,293,714,522
Affiliated issuers	84,886,197	84,886,197
Cash		3,471,485
Dividends, interest and securities lending income receivable		16,740,456
Receivable for shares of Capital Stock subscribed		4,998,787
		2,403,811,447
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		479,996
Payable for investment securities purchased		43,601,617
Liability for securities on loan—Note 1(b)		35,341,432
Payable for shares of Capital Stock redeemed		1,048,236
		80,471,281
Net Assets ($)		2,323,340,166
Composition of Net Assets ($):
Paid-in capital		2,172,418,124
Accumulated undistributed investment income—net		1,525,287
Accumulated net realized gain (loss) on investments		(4,941,173)
Accumulated net unrealized appreciation
(depreciation) on investments		154,337,928
Net Assets ($)		2,323,340,166

Net Asset Value Per Share
	Investor Shares	BASIC Shares
Net Assets ($)	896,293,168	1,427,046,998
Shares Outstanding	81,992,130	130,476,002
Net Asset Value Per Share ($)	10.93	10.94

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended October 31, 2011

Investment Income ($):
Income:
Interest	78,895,914
Income from securities lending—Note 1(b)	64,673
Cash dividends;
Affiliated issuers	37,884
Total Income	78,998,471
Expenses:
Management fee—Note 3(a)	3,352,295
Distribution fees (Investor Shares)—Note 3(b)	2,254,800
Directors’ fees—Note 3(a)	143,999
Loan commitment fees—Note 2	30,861
Total Expenses	5,781,955
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(143,999)
Net Expenses	5,637,956
Investment Income—Net	73,360,515
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	9,793,037
Net unrealized appreciation (depreciation) on investments	21,394,406
Net Realized and Unrealized Gain (Loss) on Investments	31,187,443
Net Increase in Net Assets Resulting from Operations	104,547,958

See notes to financial statements.

The Fund	53

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2011	2010
Operations ($):
Investment income—net	73,360,515	70,919,421
Net realized gain (loss) on investments	9,793,037	3,584,736
Net unrealized appreciation
(depreciation) on investments	21,394,406	75,226,188
Net Increase (Decrease) in Net Assets
Resulting from Operations	104,547,958	149,730,345
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(29,695,768)	(35,029,544)
BASIC Shares	(47,174,400)	(39,687,979)
Total Dividends	(76,870,168)	(74,717,523)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	352,497,499	637,118,965
BASIC Shares	558,020,830	633,660,510
Dividends reinvested:
Investor Shares	28,810,677	33,949,087
BASIC Shares	40,741,002	33,172,100
Cost of shares redeemed:
Investor Shares	(488,180,168)	(609,162,406)
BASIC Shares	(441,682,777)	(390,045,749)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	50,207,063	338,692,507
Total Increase (Decrease) in Net Assets	77,884,853	413,705,329
Net Assets ($):
Beginning of Period	2,245,455,313	1,831,749,984
End of Period	2,323,340,166	2,245,455,313
Undistributed investment income—net	1,525,287	807,848

	Year Ended October 31,
	2011	2010
Capital Share Transactions:
Investor Shares
Shares sold	32,939,071	60,707,445
Shares issued for dividends reinvested	2,696,743	3,216,627
Shares redeemed	(45,885,490)	(58,051,333)
Net Increase (Decrease) in Shares Outstanding	(10,249,676)	5,872,739
BASIC Shares
Shares sold	52,255,187	60,120,317
Shares issued for dividends reinvested	3,807,512	3,134,942
Shares redeemed	(41,213,214)	(37,048,425)
Net Increase (Decrease) in Shares Outstanding	14,849,485	26,206,834

See notes to financial statements.

The Fund	55

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Investor Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	10.80	10.42	9.62	10.03	10.02
Investment Operations:
Investment income—net[a]	.34	.35	.39	.47	.47
Net realized and unrealized
gain (loss) on investments	.14	.39	.81	(.41)	.02
Total from Investment Operations	.48	.74	1.20	.06	.49
Distributions:
Dividends from investment income—net	(.35)	(.36)	(.40)	(.47)	(.48)
Net asset value, end of period	10.93	10.80	10.42	9.62	10.03
Total Return (%)	4.58	7.28	12.70	.51	4.99
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.40	.41	.41	.41	.41
Ratio of net expenses
to average net assets	.40	.40	.40	.40	.40
Ratio of net investment income
to average net assets	3.24	3.27	3.81	4.64	4.73
Portfolio Turnover Rate	30.02	32.15	24.78	25.41	42.83[b]
Net Assets, end of period ($ x 1,000)	896,293	996,131	899,701	428,768	297,998

a	Based on average shares outstanding at each month end.
b	The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended October 31, 2007 was 41.80%.
See notes to financial statements.

		Year Ended October 31,
BASIC Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	10.80	10.42	9.62	10.04	10.03
Investment Operations:
Investment income—net[a]	.36	.37	.41	.48	.50
Net realized and unrealized
gain (loss) on investments	.16	.40	.82	(.40)	.01
Total from Investment Operations	.52	.77	1.23	.08	.51
Distributions:
Dividends from investment income—net	(.38)	(.39)	(.43)	(.50)	(.50)
Net asset value, end of period	10.94	10.80	10.42	9.62	10.04
Total Return (%)	4.94	7.55	12.99	.67	5.25
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.15	.16	.16	.16	.16
Ratio of net expenses
to average net assets	.15	.15	.15	.15	.15
Ratio of net investment income
to average net assets	3.31	3.52	4.05	4.89	4.99
Portfolio Turnover Rate	30.02	32.15	24.78	25.41	42.83[b]
Net Assets, end of period
($ x 1,000)	1,427,047	1,249,324	932,049	422,319	246,724

a	Based on average shares outstanding at each month end.
b	The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended October 31, 2007 was 41.80%.
See notes to financial statements.

The Fund	57

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Bond Market Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund.The fund’s investment objective seeks to match the total return of the Barclays Capital U.S. Aggregate Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and BASIC. Investor shares and BASIC shares are offered to any investor. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Fund	59

NOTES TO FINANCIAL STATEMENTS (continued)

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	3,505,098	—	3,505,098
Commercial
Mortgage-Backed	—	51,068,637	—	51,068,637
Corporate Bonds†	—	463,812,294	—	463,812,294
Foreign Government	—	93,526,495	—	93,526,495
Municipal Bonds	—	13,850,494	—	13,850,494
Mutual Funds	84,886,197	—	—	84,886,197
U.S. Government
Agencies/
Mortgage-Backed	—	882,281,878	—	882,281,878
U.S. Treasury	—	785,669,626	—	785,669,626

† See Statement of Investments for additional detailed categorizations.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity

The Fund	61

NOTES TO FINANCIAL STATEMENTS (continued)

and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value mea-surements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2011, The Bank of New York Mellon earned $34,824 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2011 were as follows:

Affiliated
Investment		Value		Value	Net
Company	10/31/2010($)	Purchases ($)	Sales($)	10/31/2011 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	24,449,000	652,116,329	627,020,564	49,544,765	2.1
Dreyfus
Institutional
Cash
Advantage
Fund+	31,631,447	202,474,319	198,764,334	35,341,432	1.5
Total	56,080,447	854,590,648	825,784,898	84,886,197	3.6

†	On June 7, 2011, Dreyfus Institutional Cash Advantage Plus Fund was acquired by Dreyfus
Institutional Cash Advantage Fund, resulting in a transfer of shares.

(d) Dividends to shareholders: It is policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund	63

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended October 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,525,287, accumulated capital losses $4,756,932 and unrealized appreciation $154,153,687.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2011. If not applied, $227,970 of the carryover expires in fiscal 2015, $973,609 expires in fiscal 2016, $2,759,735 expires in fiscal 2017 and $795,618 expires in fiscal 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, the 2010 Act requires any post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act.As a result of this ordering rule, capital loss carryovers related to taxable years beginning prior to the effective date of the 2010 Act may be more likely to expire unused.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2011 and October 31, 2010 were as follows: ordinary income $76,870,168 and $74,717,523, respectively.

During the period ended October 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses on mortgage backed securities, amortization of premi-

ums and consent fees, the fund increased accumulated undistributed investment income-net by $4,227,092 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on October 31, 2011, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Board member

The Fund	65

NOTES TO FINANCIAL STATEMENTS (continued)

who is not an “interested person” of the Company (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Company, Dreyfus Investment Funds,The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the“Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund (“DHF”), a $2,500 fee is allocated between the Board Group Open-End Funds and DHF.The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

Effective January 1, 2012, the Board Group Open-End Funds and DHF (collectively, the “Board Group Funds”) will pay each Board member their respective allocated portions of an annual retainer of $85,000 and a fee of $10,000 for each regularly scheduled Board meeting attended ($75,000 and $8,000, respectively, in the aggregate, prior to January 1, 2012). With respect to the annual retainer and Board meetings of the Board Group Funds, the Chair of the Board will receive an additional 25% of such compensation (with the exception of reimbursable amounts). Each Board member will receive $2,500 for any separate in-person committee meetings attended, which are not held in conjunction with a regularly scheduled Board meeting, such amount to be allocated among the Board Group Funds, as applicable. In the event that there is a joint telephone meeting of the Board Group Funds, a fee of $2,000 will be allocated among the applicable Board Group Funds, accordingly (prior to January 1, 2012, the fee allocated was $2,500 if the meeting included DHF).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,500 per applicable committee meeting. Each Emeritus Board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members. The Board Group Funds also reimburse each Independent Board member and Emeritus Board members for travel and out-of-pocket expenses.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. The BASIC shares bear no distribution fee. During the period ended October 31, 2011, Investor shares were charged $2,254,800 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation or in any agreement related to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $292,257 and Rule 12b-1 distribution plan fees $187,739.

The Fund	67

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 2011, amounted to $714,729,912 and $661,897,014, respectively.

At October 31, 2011, the cost of investments for federal income tax purposes was $2,224,447,032; accordingly, accumulated net unrealized appreciation on investments was $154,153,687, consisting of $155,773,797 gross unrealized appreciation and $1,620,110 gross unrealized depreciation.

NOTE 5—Other Matters:

At the October 27, 2011 Board meeting, the Board of the Company approved a proposal to have shareholders consider the election of Francine J. Bovich as an additional Board member of the Company, and also consider the election of Joseph S. DiMartino and Benaree Pratt Wiley, current Board members of the Company not previously proposed to shareholders of the fund.A proxy statement was mailed, on December 1, 2011, to shareholders of record as of the close of business on November 1, 2011 asking shareholders to consider these elections at a special joint meeting of shareholders to be held on Wednesday, February 8, 2012.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Bond Market Index Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Bond Market Index Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 22, 2011

The Fund	69

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 99.95% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (68)
Chairman of the Board (1999)

Principal Occupation During Past 5 Years:
- Corporate Director and Trustee

Other Public Company Board Memberships During Past 5 Years:
- CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
- Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
- The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)

No. of Portfolios for which Board Member Serves: 167

James M. Fitzgibbons (77)
Board Member (1994)

Principal Occupation During Past 5 Years:
- Corporate Director and Trustee

Other Public Company Board Memberships During Past 5 Years:
- Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-present)

No. of Portfolios for which Board Member Serves: 33

Kenneth A. Himmel (65)
Board Member (1994)

Principal Occupation During Past 5 Years:
- President and CEO, Related Urban Development, a real estate development company (1996-present)
- President and CEO, Himmel & Company, a real estate development company (1980-present)
- CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 33

The Fund 71

BOARD MEMBERS INFORMATION (Unaudited) *(continued)*

Stephen J. Lockwood (64)
Board Member (1994)

Principal Occupation During Past 5 Years:

- Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 33

Roslyn M. Watson (61)
Board Member (1994)

Principal Occupation During Past 5 Years:

- Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 43

Benaree Pratt Wiley (65)
Board Member (1998)

Principal Occupation During Past 5 Years:

- Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

- CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 68

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

J. Tomlinson Fort, Emeritus Board Member

72

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

The Fund	73

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Distributor since October 1999.

The Fund	75

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Important Tax Information
29	Board Members Information
31	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Disciplined Stock Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this annual report for Dreyfus Disciplined Stock Fund, covering the 12-month period from November 1, 2010, through October 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Investors were encouraged by expectations of a more robust economic recovery into the first quarter of 2011, but sentiment subsequently deteriorated due to disappointing economic data, rising commodity prices, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. Stocks have been sensitive to these macroeconomic developments, often regardless of underlying company fundamentals. Indeed, market declines were particularly severe during August and September after a major credit rating agency downgraded U.S. long-term debt, while October ranked as one of the best months of the past decade.

The economic outlook currently remains clouded by market turbulence and political infighting, but we believe that a continued subpar global expansion is more likely than a return to recession. Although Europe continues to struggle with a debt crisis, inflationary pressures appear to be waning in most countries as energy prices recently have retreated from their highs. In the United States, moderately low core inflation and an accommodative monetary policy could help support near-trend growth despite ongoing deleveraging activity in the private sector.To assess the potential impact of these and other developments on your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of November 1, 2010, through October 31, 2011, as provided by Sean P. Fitzgibbon and Jeffrey McGrew, Portfolio Managers

Fund and Market Performance Overview

For the 12-month ended October 31, 2011, Dreyfus Disciplined Stock Fund produced a total return of 3.56%.1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, returned 8.07% for the same period.2

The slow pace of the U.S. economic recovery, along with concerns regarding the global impact of financial instability in Europe, constrained the market’s gains during the reporting period. The fund produced a lower return than its benchmark, largely due to disappointing performance in the consumer discretionary, health care and financial sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its net assets in stocks focusing on large-cap companies. The fund invests in a diversified portfolio of growth and value stocks, with sector weightings and risk characteristics generally similar to those in the S&P 500 Index.We choose stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.The result is a broadly diversified portfolio of carefully selected stocks, with overall performance determined by a large number of securities.

Global Economic Concerns Weighed on Markets

Gains in employment, consumer spending and corporate earnings supported a stock market rally over the first several months of the reporting period. However, the rally was interrupted in February 2011 when political unrest in the Middle East led to sharply rising crude oil prices, and again in March when catastrophic natural and nuclear disasters in Japan disrupted the global industrial supply chain. Nonetheless, investors proved resilient, and stocks rebounded quickly from these unexpected shocks.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Investor sentiment began to deteriorate in earnest in late April when Greece appeared headed for default on its sovereign debt and pressures mounted on the banking systems of other European nations. In addition, U.S. economic data proved more disappointing than expected, and investors reacted cautiously to a contentious political debate regarding U.S. government spending and borrowing. Stocks suffered bouts of heightened volatility when newly risk-averse investors shifted their focus from economically sensitive industry groups and relatively speculative companies to those that historically have held up well under uncertain economic conditions.Volatility was particularly severe in August and September, after a major credit-rating agency downgraded its assessment of long-term U.S. government debt. In contrast, the market rebounded strongly in October when some macroeconomic worries seemed to ease.

Adopting an Increasingly Cautious Investment Posture

The fund began the reporting period with an emphasis on companies we believed were poised to benefit from the next phase of U.S. economic growth.This strategy proved beneficial to relative performance as markets rose into the first quarter of 2011, but the fund gave back those gains and underperformed the benchmark when stocks later turned sharply lower.

In the health care sector, biotechnology firms Dendreon and Human Genome Sciences were hurt by product-related disappointments, while medical equipment and service providers suffered when cost-conscious consumers delayed elective procedures in the faltering economy. The fund also lost ground in the financials sector, where major banking institutions Citigroup and Bank of America undermined relative returns. In addition, insurer Lincoln National was hurt by low interest rates and weak equity markets. However, the fund cushioned its losses in the financials sector with exposure to property-and-casualty insurers that benefited from an improving pricing environment. Underweighted exposure to hard-hit investment banks and asset managers also bolstered the fund’s results.

The fund took a variety of steps to reposition its holdings as economic conditions deteriorated. For example, we sought attractively valued stocks with catalysts for growth among traditionally defensive

4

utilities, such as PPL, and consumer staples companies, such as Unilever.We also reduced exposure to the industrials sector in order to limit the fund’s economic sensitivity, which helped cushion losses despite weakness in holdings such as Newell Rubbermaid, Ford Motor and Carnival. Relative performance proved even stronger in the information technology sector, where the fund avoided struggling computer hardware maker Hewlett-Packard in favor of companies such as networking specialist F5 Networks and data warehouse Teradata, which benefited from trends toward cloud computing, and electronics innovator Apple, which introduced upgrades to its popular smartphone and tablet computer products.

Positioned for Continued Uncertainty

As of the end of the reporting period, the U.S. economy has continued to show signs of resilience despite persistent areas of weakness.We have positioned the fund cautiously, awaiting a resolution of the European credit crisis. Consequently, the fund held overweighted positions in the traditionally defensive utilities and health care sectors, as well as in the information technology sector where many companies are benefiting from long-term secular trends. In contrast, the fund maintained underweighted exposure to the more economically sensitive financials, industrials and materials sectors.

November 15, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Fund	5

Average Annual Total Returns as of 10/31/11
	1Year	5 Years	10 Years
Fund	3.56%	0.04%	2.75%
Standard & Poor’s 500
Composite Stock Price Index	8.07%	0.25%	3.69%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus Disciplined Stock Fund on 10/31/01 to a
$10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Disciplined Stock Fund from May 1, 2011 to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2011

Expenses paid per $1,000†	$4.73
Ending value (after expenses)	$878.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2011

Expenses paid per $1,000†	$5.09
Ending value (after expenses)	$1,020.16

† Expenses are equal to the fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund	7

STATEMENT OF INVESTMENTS
October 31, 2011

Common Stocks—99.9%	Shares	Value ($)
Consumer Discretionary—11.7%
Amazon.com	38,310[a]	8,179,568
Carnival	103,790	3,654,446
CBS, Cl. B	238,850	6,164,719
Deckers Outdoor	37,380[a]	4,307,671
DIRECTV, Cl. A	158,090[a]	7,186,771
Macy’s	125,340	3,826,630
McDonald’s	84,880	7,881,108
Melco Crown Entertainment, ADR	450,220[a,b]	5,164,023
Omnicom Group	217,240[b]	9,662,835
PVH	58,290	4,337,359
		60,365,130
Consumer Staples—10.5%
Coca-Cola Enterprises	203,330	5,453,311
ConAgra Foods	231,730	5,869,721
Hansen Natural	56,000[a]	4,989,040
Lorillard	51,310	5,677,965
Philip Morris International	145,510	10,166,784
Ralcorp Holdings	83,920[a]	6,784,093
Unilever, ADR	455,200[b]	15,317,480
		54,258,394
Energy—11.7%
Anadarko Petroleum	89,520	7,027,320
Apache	48,340	4,816,114
Chevron	155,670	16,353,133
ENSCO, ADR	110,090	5,467,069
Hess	100,010	6,256,626
National Oilwell Varco	143,320	10,223,016
Occidental Petroleum	55,950	5,199,993
TransCanada	118,480[b]	5,099,379
		60,442,650
Exchange Traded Funds—1.4%
Standard & Poor’s Depository
Receipts S&P 500 ETF Trust	59,410[b]	7,455,955

8

Common Stocks (continued)	Shares		Value ($)
Financial—11.7%
American Express	133,730		6,769,413
Bank of America	420,300		2,870,649
Capital One Financial	60,550	[b]	2,764,713
Chubb	57,440		3,851,352
Citigroup	207,190		6,545,132
Discover Financial Services	117,800		2,775,368
Hartford Financial Services Group	216,910	[b]	4,175,517
IntercontinentalExchange	41,380 [a]		5,374,434
JPMorgan Chase & Co.	122,580		4,260,881
Lincoln National	152,170		2,898,839
Nasdaq OMX Group	211,800	[a]	5,305,590
Wells Fargo & Co.	501,950		13,005,525
			60,597,413
Health Care—14.9%
Baxter International	201,900		11,100,462
CIGNA	167,350		7,420,299
Covidien	170,660		8,027,846
McKesson	71,200		5,806,360
Pfizer	631,854		12,169,508
Sanofi, ADR	306,710		10,964,883
St. Jude Medical	114,240		4,455,360
Vertex Pharmaceuticals	62,290 [a]		2,466,061
Warner Chilcott, Cl. A	248,370	[a]	4,500,464
Watson Pharmaceuticals	62,850 [a]		4,221,006
Zimmer Holdings	110,260	[a]	5,802,984
			76,935,233
Industrial—7.9%
Caterpillar	29,490		2,785,625
Cummins	52,600		5,230,018
Dover	92,030		5,110,426
Eaton	69,730		3,125,299
FedEx	44,580		3,647,981
General Electric	839,260		14,024,035

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Thomas & Betts	62,780[a]	3,119,538
Tyco International	79,410	3,617,126
		40,660,048
Information Technology—22.0%
Alliance Data Systems	27,580[a,b]	2,825,295
Apple	62,750[a]	25,399,945
Cognizant Technology Solutions, Cl. A	93,100[a]	6,773,025
Electronic Arts	298,050[a]	6,959,467
EMC	309,020[a]	7,574,080
F5 Networks	41,750[a]	4,339,912
Informatica	74,950[a]	3,410,225
International Business Machines	44,030	8,129,259
Intuit	103,250	5,541,428
NetApp	281,670[a]	11,537,203
Oracle	271,420	8,894,433
QUALCOMM	153,430	7,916,988
Riverbed Technology	139,090[a]	3,836,102
Teradata	125,460[a]	7,484,944
VMware, Cl. A	32,098[a]	3,137,580
		113,759,886
Telecommunication Services—2.6%
AT&T	454,360	13,317,292
Utilities—5.5%
Exelon	128,880	5,720,983
NextEra Energy	217,310[b]	12,256,284
PPL	356,120	10,459,244
		28,436,511
Total Common Stocks
(cost $456,205,494)		516,228,512

10

Other Investment—.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,353,440)	1,353,440[c]	1,353,440

Investment of Cash Collateral
for Securities Loaned—9.0%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $46,661,418)	46,661,418[c]	46,661,418

Total Investments (cost $504,220,352)	109.2%	564,243,370
Liabilities, Less Cash and Receivables	(9.2%)	(47,750,822)
Net Assets	100.0%	516,492,548

ADR—American Depository Receipts
a Non-income producing security.
b Security, or portion thereof, on loan.At October 31, 2011, the value of the fund’s securities on loan was
$44,600,077 and the value of the collateral held by the fund was $46,661,418.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	22.0	Money Market Investments	9.3
Health Care	14.9	Industrial	7.9
Consumer Discretionary	11.7	Utilities	5.5
Energy	11.7	Telecommunication Services	2.6
Financial	11.7	Exchange Traded Funds	1.4
Consumer Staples	10.5		109.2

† Based on net assets.
See notes to financial statements.

The Fund	11

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $44,600,077)—Note 1(b):
Unaffiliated issuers	456,205,494	516,228,512
Affiliated issuers	48,014,858	48,014,858
Cash		63,606
Receivable for investment securities sold		6,198,586
Dividends and securities lending income receivable		385,156
Receivable for shares of Capital Stock subscribed		37,986
		570,928,704
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		425,720
Liability for securities on loan—Note 1(b)		46,661,418
Payable for investment securities purchased		7,047,784
Payable for shares of Capital Stock redeemed		300,172
Interest payable—Note 2		1,062
		54,436,156
Net Assets ($)		516,492,548
Composition of Net Assets ($):
Paid-in capital		485,556,470
Accumulated undistributed investment income—net		1,472,795
Accumulated net realized gain (loss) on investments		(30,559,735)
Accumulated net unrealized appreciation
(depreciation) on investments		60,023,018
Net Assets ($)		516,492,548
Shares Outstanding
(245 million shares of $.001 par value Capital Stock authorized)		17,596,152
Net Asset Value, offering and redemption price per share ($)		29.35

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended October 31, 2011

Investment Income ($):
Income:
Cash dividends (net of $84,297 foreign taxes withheld at source):
Unaffiliated issuers	10,275,349
Affiliated issuers	2,787
Income from securities lending—Note 1(b)	54,102
Total Income	10,332,238
Expenses:
Management fee—Note 3(a)	5,270,849
Distribution fees—Note 3(b)	585,650
Directors’ fees—Note 3(a)	32,166
Loan commitment fees—Note 2	7,899
Interest expense—Note 2	4,750
Total Expenses	5,901,314
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(32,166)
Net Expenses	5,869,148
Investment Income—Net	4,463,090
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	51,141,907
Net unrealized appreciation (depreciation) on investments	(32,847,242)
Net Realized and Unrealized Gain (Loss) on Investments	18,294,665
Net Increase in Net Assets Resulting from Operations	22,757,755

See notes to financial statements.

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2011	2010
Operations ($):
Investment income—net	4,463,090	3,674,333
Net realized gain (loss) on investments	51,141,907	57,140,422
Net unrealized appreciation
(depreciation) on investments	(32,847,242)	28,718,517
Net Increase (Decrease) in Net Assets
Resulting from Operations	22,757,755	89,533,272
Dividends to Shareholders from ($):
Investment income—net	(4,114,223)	(3,285,029)
Capital Stock Transactions ($):
Net proceeds from shares sold	17,818,234	34,023,036
Dividends reinvested	3,844,558	3,065,431
Cost of shares redeemed	(110,539,384)	(71,775,303)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(88,876,592)	(34,686,836)
Total Increase (Decrease) in Net Assets	(70,233,060)	51,561,407
Net Assets ($):
Beginning of Period	586,725,608	535,164,201
End of Period	516,492,548	586,725,608
Undistributed investment income—net	1,472,795	1,131,353
Capital Share Transactions (Shares):
Shares sold	580,698	1,285,619
Shares issued for dividends reinvested	127,857	116,591
Shares redeemed	(3,670,428)	(2,677,574)
Net Increase (Decrease) in Shares Outstanding	(2,961,873)	(1,275,364)

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	28.54	24.51	22.77	40.24	37.35
Investment Operations:
Investment income—net[a]	.23	.18	.25	.35	.26
Net realized and unrealized
gain (loss) on investments	.79	4.01	1.83	(13.57)	6.31
Total from Investment Operations	1.02	4.19	2.08	(13.22)	6.57
Distributions:
Dividends from investment income—net	(.21)	(.16)	(.34)	(.34)	(.23)
Dividends from net realized
gain on investments	—	—	—	(3.91)	(3.45)
Total Distributions	(.21)	(.16)	(.34)	(4.25)	(3.68)
Net asset value, end of period	29.35	28.54	24.51	22.77	40.24
Total Return (%)	3.56	17.13	9.38	(36.51)	18.98
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.01	1.01	1.01	1.01	1.01
Ratio of net expenses
to average net assets	1.00	1.00	1.00	1.00	.98
Ratio of net investment income
to average net assets	.76	.65	1.18	1.12	.69
Portfolio Turnover Rate	84.19	78.04	103.96	70.11	49.43
Net Assets, end of period ($ x 1,000)	516,493	586,726	535,164	532,697	945,819

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund	15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Disciplined Stock Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

16

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short

The Fund	17

NOTES TO FINANCIAL STATEMENTS (continued)

positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

18

The following is a summary of the inputs used as of October 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	471,859,102	—	—	471,859,102
Equity Securities—
Foreign†	36,913,455	—	—	36,913,455
Mutual Funds/
Exchange Traded
Funds	55,470,813	—	—	55,470,813

† See Statement of Investments for additional detailed categorizations.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value mea-surements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2011,The Bank of NewYork Mellon earned $23,186 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

20

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	10/31/2010	($)	Purchases ($)	Sales ($)	10/31/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	572,000		134,818,589	134,037,149	1,353,440.3
Dreyfus
Institutional
Cash
Advantage
Fund	1,987,425		593,415,393	548,741,400	46,661,418		9.0
Total	2,559,425		728,233,982	682,778,549	48,014,858		9.3

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2011, the components of accumulated earnings on tax basis were as follows: undistributed ordinary income $1,472,795, accumulated capital losses $30,010,248 and unrealized appreciation $59,473,531.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2011. If not applied, the carryover expires in fiscal 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, the 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act. As a result of this ordering rule, capital loss carryovers related to taxable years beginning prior to the effective date of the 2010 Act may be more likely to expire unused.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2011 and October 31, 2010 were was as follows: ordinary income $4,114,223 and $3,285,029, respectively.

During the period ended October 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for a prior year return of capital adjustment, the fund decreased accumulated undistributed investment income-net by $7,425 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

22

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2011, was approximately $338,900 with a related weighted average annualized interest rate of 1.40%.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Board member who is not an “interested person” of the Company

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

(as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Company, Dreyfus Investment Funds, The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund (“DHF”), a $2,500 fee is allocated between the Board Group Open-End Funds and DHF.Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.

Effective January 1, 2012, the Board Group Open-End Funds and DHF (collectively, the “Board Group Funds”) will pay each Board member their respective allocated portions of an annual retainer of $85,000 and a fee of $10,000 for each regularly scheduled Board meeting attended ($75,000 and $8,000, respectively, in the aggregate, prior to January 1, 2012). With respect to the annual retainer and Board meetings of the Board Group Funds, the Chair of the Board will receive an additional 25% of such compensation (with the exception of reimbursable amounts). Each Board member will receive $2,500 for

24

any separate in-person committee meetings attended, which are not held in conjunction with a regularly scheduled Board meeting, such amount to be allocated among the Board Group Funds, as applicable. In the event that there is a joint telephone meeting of the Board Group Funds, a fee of $2,000 will be allocated among the applicable Board Group Funds, accordingly (prior to January 1, 2012, the fee allocated was $2,500 if the meeting included DHF).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,500 per applicable committee meeting. Each Emeritus Board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members.The Board Group Funds also reimburse each Independent Board member and Emeritus Board members for travel and out-of-pocket expenses.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .10% of the value of the fund’s average daily net assets to compensate BNY Mellon and the Manager for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended October 31, 2011, the fund was charged $585,650 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $383,221 and Rule 12b-1 distribution plan fees $42,499.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2011, amounted to $492,163,719 and $579,594,647, respectively.

At October 31, 2011, the cost of investments for federal income tax purposes was $504,769,839; accordingly, accumulated net unrealized appreciation on investments was $59,473,531, consisting of $76,823,094 gross unrealized appreciation and $17,349,563 gross unrealized depreciation.

NOTE 5—Other Matters:

At the October 27, 2011 Board meeting, the Board of the Company approved a proposal to have shareholders consider the election of Francine J. Bovich as an additional Board member of the Company, and also consider the election of Joseph S. DiMartino and Benaree Pratt Wiley, current Board members of the Company not previously proposed to shareholders of the fund. A proxy statement was mailed, on December 1, 2011, to shareholders of record as of the close of business on November 1, 2011 asking shareholders to consider these elections at a special joint meeting of shareholders to be held on Wednesday, February 8, 2012.

26

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Disciplined Stock Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Disciplined Stock Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 22, 2011

The Fund	27

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund designates $4,114,223 as ordinary income dividends paid during the year ended October 31, 2011 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund designates 100% of ordinary income dividends paid during the year ended October 31, 2011 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

28

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

The Fund	31

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

32

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Distributor since October 1999.

The Fund	33

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
23	Report of Independent Registered Public Accounting Firm
24	Important Tax Information
25	Board Members Information
27	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Money Market Reserves

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this annual report for Dreyfus Money Market Reserves, covering the 12-month period from November 1, 2010, through October 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period was mostly characterized by intensifying macroeconomic concerns amid fluctuating U.S. economic data, volatile commodity prices, the ongoing sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States.Toward the end of the reporting period, in the wake of the downgrade of U.S. long-term debt over the summer, October proved to be one of the strongest months of stock market performance of the past decade.

The economic outlook currently remains clouded by market turbulence and political infighting, but we believe that a continued subpar global expansion is more likely than a return to recession. Although Europe continues to struggle with a debt crisis, inflationary pressures appear to be waning in most countries as energy prices recently have retreated from their highs. In the United States, moderately low core inflation and an accommodative monetary policy could help support near-trend growth despite ongoing deleveraging activity in the private sector.To assess the potential impact of these and other developments on your investments, as well as to assess your liquid asset allocations, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2010, through October 31, 2011, as provided by Patricia A. Larkin, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2011, Dreyfus Money Market Reserves’ Investor shares produced a yield of 0.00%, and Class R shares produced a yield of 0.00%.Taking into account the effects of compounding, the fund’s Investor shares and Class R shares also produced effective yields of 0.00% and 0.00%, respectively.1

Yields of money market instruments hovered near historically low levels throughout the reporting period as the Federal Reserve Board (the “Fed”) left short-term interest rates within a historically low range between 0% and 0.25%.

The Fund’s Investment Approach

The fund seeks a high level of current income consistent with stability of principal.To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including: securities issued or guaranteed by the U.S. government or its agencies and instrumentalities; certificates of deposit, time deposits, bankers’ acceptances and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches; repurchase agreements; asset-backed securities; domestic and dollar-denominated foreign commercial paper; and other short-term corporate obligations, including those with floating or variable rates of interest.

Mixed Economic Data Sparked Shifts in Market Sentiment

Although a U.S. economic recovery seemed to gain momentum over the opening months of the reporting period, economic headwinds intensified in February, when energy prices surged higher amid unrest in the Middle East, and in March when devastating natural and nuclear disasters in Japan disrupted the global industrial supply chain. Indeed, these factors helped produce an annualized U.S. gross domestic product growth rate of just 0.4% for the first quarter of 2011.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

In late April, a European sovereign debt crisis worsened as Greece teetered on the brink of default, and a contentious debate about government spending, borrowing and taxes dominated headlines in the United States. May saw mixed economic data. While industrial production picked up, the unemployment rate climbed to 9.1% in May from 8.8% in March. The U.S. housing market continued to deteriorate, posting declines in existing home sales and housing starts.

The Fed ended its massive quantitative easing program in June, and investors were relieved when the program’s termination had relatively little immediate impact on the financial markets. Meanwhile, energy prices moderated even as manufacturing activity increased. These positive developments were largely offset by declining consumer confidence, weakness in U.S. housing markets and sluggish job creation. In fact, the unemployment rate crept higher to 9.2% in June, and it later was announced that U.S. gross domestic product grew at a sluggish 1.3% annualized rate during the second quarter of 2011.

July saw heightened turmoil in the financial markets when Greece moved closer to insolvency, and an unprecedented default on U.S. government debt loomed as the U.S. Congress continued to engage in a rancorous debate about federal budget deficits. Some of these worries came to a head in early August, when Congress passed legislation raising the U.S. debt ceiling and Standard & Poor’s downgraded its credit rating on long-term U.S. debt securities.The rating on short-term government debt, including securities purchased by many money market funds, was unchanged. Later in the month, hurricanes, drought and wildfires inflicted additional damage on an already battered economy.

September brought more market turbulence when investors apparently believed that the U.S. economy was headed for recession. However, the data seemed to tell a somewhat different story, as the unemployment rate moderated to 9.0%, existing-home sales moved higher and U.S. households reduced their debt-service burdens to a level not seen since 1994. In spite of the data, investors remained fixated on the European sovereign debt crisis and the possibility that the region’s problems might spread to other parts of the world.

Economic sentiment changed dramatically in October, when new data suggested that the U.S. economy continued to show resilience and it

4

appeared that European officials had finally agreed on measures to address the debt crisis. Meanwhile, the U.S. industrial and manufacturing sectors continued to improve, and housing starts surged to their highest level in nearly 18 months.While these developments provided no guarantee that a return to recession had been avoided, they sparked strong rebounds among investments that had been severely punished during the summer downturn. It later was announced that U.S. gross domestic product grew at an annualized rate of 2.0% during the third quarter.

Outlook Clouded by Macroeconomic Developments

Yields of money market instruments remained near zero percent throughout the reporting period and yield differences along the market’s maturity spectrum remained relatively narrow, so it made little sense to incur the additional risks that longer-dated securities typically entail. Therefore, we maintained the fund’s weighted average maturity in a range that was roughly in line with industry averages.

Despite the glimmers of economic improvement late in the reporting period, the outlook remains cloudy and the Fed has signaled its intention to keep short-term interest rates near historical lows “at least through mid-2013.”Therefore, we intend to maintain the fund’s focus on quality and liquidity.

November 15, 2011

An investment in the fund is not insured or guaranteed by the FDIC or any other government
agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.
1	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Money Market Reserves from May 1, 2011 to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2011
	Investor Shares	Class R Shares
Expenses paid per $1,000†	$1.01	$1.01
Ending value (after expenses)	$1,000.00	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2011
	Investor Shares	Class R Shares
Expenses paid per $1,000†	$1.02	$1.02
Ending value (after expenses)	$1,024.20	$1,024.20

Expenses are equal to the fund’s annualized expense ratio of .20% for Investor shares and .20% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
October 31, 2011

	Principal
Negotiable Bank Certificates of Deposit—19.7%	Amount ($)		Value ($)
Barclays Bank
0.64%, 11/3/11	15,000,000	[a]	15,000,000
Canadian Imperial Bank of Commerce
0.17%, 11/1/11	10,000,000	[a]	10,000,726
Credit Suisse (Yankee)
0.35%, 12/22/11	12,000,000		12,000,000
Nordea Bank Finland (Yankee)
0.30%, 12/22/11	10,000,000		10,000,000
UBS (Yankee)
0.44%, 1/13/12	10,000,000		10,000,000
Total Negotiable Bank Certificates of Deposit
(cost $57,000,726)			57,000,726

Commercial Paper—3.5%
Mizuho Funding LLC
0.36%, 1/12/12
(cost $9,992,800)	10,000,000	[b]	9,992,800

Asset-Backed Commercial Paper—3.5%
Grampian Funding LLC
0.27%, 11/16/11
(cost $9,998,875)	10,000,000	[b]	9,998,875

Time Deposits—28.2%
Bank of Tokyo-Mitsubishi Ltd. (Grand Cayman)
0.06%, 11/1/11	12,000,000	12,000,000
DnB NOR Bank ASA (Grand Cayman)
0.06%, 11/1/11	12,000,000	12,000,000
KBC Bank (Grand Cayman)
0.05%, 11/1/11	10,000,000	10,000,000
National Australia Bank (Grand Cayman)
0.04%, 11/1/11	12,000,000	12,000,000
Northern Trust Co. (Grand Cayman)
0.03%, 11/1/11	12,000,000	12,000,000
Royal Bank of Canada (Grand Cayman)
0.03%, 11/1/11	12,000,000	12,000,000
Swedbank (ForeningsSparbanken AB) (Grand Cayman)
0.08%, 11/1/11	12,000,000	12,000,000
Total Time Deposits
(cost $82,000,000)		82,000,000

The Fund	7

STATEMENT OF INVESTMENTS (continued)

	Principal
U.S. Government Agency—8.6%	Amount ($)	Value ($)
Federal National Mortgage Association
0.15%-0.40%, 1/17/12
(cost $24,995,188)	25,000,000 [a,c]	24,995,188

U.S. Treasury Bills—17.3%
U.S. Treasury Bills
0.00%, 11/17/11
(cost $50,000,000)	50,000,000	50,000,000

Repurchase Agreement—19.0%
Goldman, Sachs & Co.
0.09%, dated 10/31/11, due 11/1/11
in the amount of $55,000,138 (fully
collateralized by $152,589,386 Government
National Mortgage Association, 3%-6.44%,
due 4/20/39-10/20/41, value $56,100,001)
(cost $55,000,000)	55,000,000	55,000,000

Total Investments (cost $288,987,589)	99.8%	288,987,589
Cash and Receivables (Net)	.2%	472,828
Net Assets	100.0%	289,460,417

a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2011, these securities amounted to $19,991,675 or 6.9% of net assets.
c The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Banking	51.4	Asset-Backed/Banking	3.5
U.S. Government/Agency	25.9
Repurchase Agreement	19.0		99.8

† Based on net assets.
See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of
Investments (including Repurchase
Agreement of $55,000,000)—Note 1(b)	288,987,589	288,987,589
Cash		497,388
Interest receivable		34,954
		289,519,931
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		42,177
Payable for shares of Capital Stock redeemed		17,328
Dividend payable		9
		59,514
Net Assets ($)		289,460,417
Composition of Net Assets ($):
Paid-in capital		289,460,417
Net Assets ($)		289,460,417

Net Asset Value Per Share
	Investor Shares	Class R Shares
Net Assets ($)	208,675,060	80,785,357
Shares Outstanding	208,675,059	80,785,357
Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

The Fund	9

STATEMENT OF OPERATIONS
Year Ended October 31, 2011

Investment Income ($):
Interest Income	833,979
Expenses:
Management fee—Note 2(a)	1,740,505
Distribution fees (Investor Shares)—Note 2(b)	476,227
Directors’ fees—Note 2(a)	18,016
Total Expenses	2,234,748
Less—reduction in expenses due to undertaking—Note 2(a)	(1,382,908)
Less—Directors’ fees reimbursed by the Manager—Note 2(a)	(18,016)
Net Expenses	833,824
Investment Income—Net, representing net increase
in net assets resulting from operations	155

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2011	2010
Operations ($):
Investment income—net	155	162
Net realized gain (loss) on investments	—	1,540
Net Increase (Decrease) in Net Assets
Resulting from Operations	155	1,702
Dividends to Shareholders from ($):
Investment income—net:
Investors Shares	(1,025)	(110)
Class R Shares	(670)	(52)
Total Dividends	(1,695)	(162)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investors Shares	320,251,450	408,796,488
Class R Shares	338,499,672	364,332,286
Dividends reinvested:
Investors Shares	1,162	110
Class R Shares	484	38
Cost of shares redeemed:
Investors Shares	(440,382,061)	(435,329,323)
Class R Shares	(398,562,474)	(378,817,805)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(180,191,767)	(41,018,206)
Total Increase (Decrease) in Net Assets	(180,193,307)	(41,016,666)
Net Assets ($):
Beginning of Period	469,653,724	510,670,390
End of Period	289,460,417	469,653,724

See notes to financial statements.

The Fund	11

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Investor Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.003	.028	.046
Distributions:
Dividends from investment income—net	(.000)[a]	(.000)[a]	(.003)	(.028)	(.046)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.30	2.87	4.75
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71	.71	.75	.71	.71
Ratio of net expenses
to average net assets	.24	.29	.66	.70	.70
Ratio of net investment income
to average net assets	.00[b]	.00[b]	.32	2.80	4.65
Net Assets, end of period ($ x 1,000)	208,675	328,806	355,337	408,547	352,108

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
See notes to financial statements.

12

		Year Ended October 31,
Class R Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.004	.030	.048
Distributions:
Dividends from investment income—net	(.000)[a]	(.000)[a]	(.004)	(.030)	(.048)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.43	3.07	4.96
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51	.51	.55	.51	.51
Ratio of net expenses
to average net assets	.24	.29	.52	.50	.50
Ratio of net investment income
to average net assets	.00[b]	.00[b]	.47	3.03	4.85
Net Assets, end of period ($ x 1,000)	80,785	140,848	155,333	186,972	162,075

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
See notes to financial statements.

The Fund	13

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Money Market Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series including the fund.The fund’s investment objective is to seek a high level of current income consistent with stability of principal.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 2 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (includingThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it

14

to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	15

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2011 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	288,987,589
Level 3—Significant Unobservable Inputs	—
Total	288,987,589
† See Statement of Investments for additional detailed categorizations.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value

16

measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period.This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter-party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund

The Fund	17

NOTES TO FINANCIAL STATEMENTS (continued)

seeks to assert its rights.The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2011, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2011 and October 31, 2010 were all ordinary income.

During the period ended October 31, 2011, as a result of permanent book to tax differences, primarily due to dividend reclassification, the

18

fund increased accumulated undistributed investment income-net by $1,540 and decreased accumulated net realized gain (loss) on investment by the same amount. Net assets and net asset value per share were not affected by this reclassification.

At October 31, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Board member who is not an “interested person” of the Company (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Company, Dreyfus Investment Funds, The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

that are conducted by telephone.The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund (“DHF”), a $2,500 fee is allocated between the Board Group Open-End Funds and DHF. The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets.Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

Effective January 1, 2012, the Board Group Open-End Funds and DHF (collectively, the “Board Group Funds”) will pay each Board member their respective allocated portions of an annual retainer of $85,000 and a fee of $10,000 for each regularly scheduled Board meeting attended ($75,000 and $8,000, respectively, in the aggregate, prior to January 1, 2012). With respect to the annual retainer and Board meetings of the Board Group Funds, the Chair of the Board will receive an additional 25% of such compensation (with the exception of reimbursable amounts). Each Board member will receive $2,500 for any separate in-person committee meetings attended, which are not held in conjunction with a regularly scheduled Board meeting, such amount to be allocated among the Board Group Funds, as applicable. In the event that there is a joint telephone meeting of the Board Group Funds, a fee of $2,000 will be allocated among the applicable Board Group Funds, accordingly (prior to January 1, 2012, the fee allocated was $2,500 if the meeting included DHF).The Chair of each of the Board’s committees, unless the Chair also serves as

20

Chair of the Board, will receive $1,500 per applicable committee meeting. Each Emeritus Board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members. The Board Group Funds also reimburse each Independent Board member and Emeritus Board members for travel and out-of-pocket expenses.

The Manager has undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time.This undertaking is voluntary and not contractual, and may be terminated at any time.The reduction in expenses, pursuant to the undertaking, amounted to $1,098,640 for Investor shares and $284,268 for Class R shares during the period ended October 31, 2011.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Company’s Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period ended October 31, 2011, Investor shares were charged $467,227 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $124,092 and Rule 12b-1 distribution plan fees $35,773, which are offset against an expense reimbursement currently in effect in the amount of $117,688.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Other Matters:

At the October 27, 2011 Board meeting, the Board of the Company approved a proposal to have shareholders consider the election of Francine J. Bovich as an additional Board member of the Company, and also consider the election of Joseph S. DiMartino and Benaree Pratt Wiley, current Board members of the Company not previously proposed to shareholders of the fund. A proxy statement was mailed, on December 1, 2011, to shareholders of record as of the close of business on November 1, 2011 asking shareholders to consider these elections at a special joint meeting of shareholders to be held on Wednesday, February 8, 2012.

22

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Money Market Reserves, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Money Market Reserves as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 22, 2011

The Fund	23

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 94.51% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Also, the fund designates the maximum amount allowable but not less than $1,540 as a short-term capital gain dividend in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

24

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

The Fund	27

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

28

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Distributor since October 1999.

The Fund	29

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statement of Changes in Net Assets
22	Financial Highlights
26	Notes to Financial Statements
36	Report of Independent Registered Public Accounting Firm
37	Important Tax Information
38	Board Members Information
40	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
AMT-Free
Municipal Reserves

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this annual report for Dreyfus AMT-Free Municipal Reserves, covering the 12-month period from November 1, 2010, through October 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period was mostly characterized by intensifying macroeconomic concerns amid fluctuating U.S. economic data, volatile commodity prices, the ongoing sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States.Toward the end of the reporting period, in the wake of the downgrade of U.S. long-term debt over the summer, October proved to be one of the strongest months of stock market performance of the past decade.

The economic outlook currently remains clouded by market turbulence and political infighting, but we believe that a continued subpar global expansion is more likely than a return to recession. Although Europe continues to struggle with a debt crisis, inflationary pressures appear to be waning in most countries as energy prices recently have retreated from their highs. In the United States, moderately low core inflation and an accommodative monetary policy could help support near-trend growth despite ongoing deleveraging activity in the private sector. To assess the potential impact of these and other developments on your investments, as well as to assess your liquid asset allocations, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2010, through October 31, 2011, as provided by Joseph Irace, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2011, Dreyfus AMT-Free Municipal Reserves’ BASIC shares produced a yield of 0.00%, Class B shares produced a yield of 0.00%, Class R shares produced a yield of 0.00% and Investor shares produced a yield of 0.00%.Taking into consideration the effects of compounding, the fund’s BASIC shares, Class B shares, Class R shares and Investor shares produced effective yields of 0.00%, 0.00%, 0.00% and 0.00%, respectively, for the same period.1

Despite heightened volatility among stocks and bonds during the reporting period, tax-exempt money market yields remained stable at historically low levels as short-term interest rates were unchanged in a faltering U.S. economy.

The Fund’s Investment Approach

The fund seeks a high level of current income, consistent with stability of principal, that is exempt from federal income tax. The fund also seeks to provide income exempt from the federal alternative minimum tax.To pursue its goal, the fund normally invests substantially all of its assets in short-term, high-quality municipal obligations that provide income exempt from federal personal income tax and the federal alternative minimum tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases. The fund also may invest in high-quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Yields Stay Steady Despite Shifting Economic Sentiment

The start of the reporting period coincided with a shift in investor sentiment from optimism to worries about renewed economic weakness. Of particular concern was the resurgence of a sovereign debt crisis in

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Europe, in which Greece appeared headed for default on its sovereign debt and pressure mounted on banking systems in other members of the European Union. In the United States, stubbornly high unemployment and persistently weak housing markets threatened to derail an economic recovery, and a contentious political debate regarding U.S. government spending and borrowing intensified as the federal government neared the upper limit of its debt authorization.

Volatility in the stock and bond markets was especially severe in August and September, after Standard & Poor’s downgraded its credit rating on long-term U.S. debt securities, sparking sharp declines in higher yielding bonds. Ironically, U.S. government securities rallied strongly during a “flight to quality” in the wake of the credit-rating downgrade. October saw a partial reversal of this move, as higher yielding securities that were punished in late summer rebounded and traditional safe havens gave back some of their previous gains when some macroeconomic concerns seemed to ease.

Throughout a reporting period characterized by deteriorating economic sentiment, and as it has since December 2008, the Federal Reserve Board (the “Fed”) maintained an aggressively accommodative policy stance, leaving the overnight federal funds rate in a range between 0% and 0.25%. Consequently, municipal money market yields remained near zero percent.

The supply of newly issued municipal money market instruments trended downward during the reporting period, in part due to political pressure to reduce government spending and borrowing. Meanwhile, demand for municipal money market instruments remained robust from individuals seeking to shelter income from rising state taxes and institutional investors searching for alternatives to low yielding taxable money market instruments.

From a credit-quality perspective, many states and municipalities have reduced spending to address ballooning budget deficits.Although revenues generally have remained below prerecession levels, tax receipts have trended up, and several banks have initiated programs providing municipal issuers with credit. These positive developments appear likely to continue.

4

Maintaining a Credit-Conscious Investment Posture

We have maintained the fund’s conservative investment posture, emphasizing direct, high-quality municipal obligations and commercial paper deemed creditworthy by our analysts.We also have favored instruments backed by pledged tax appropriations or dedicated rev-enues.We generally have shied away from general obligation debt and instruments issued by localities that depend heavily on state aid. Finally, we have maintained the fund’s weighted average maturity in a range that is roughly in line with industry averages, as it has made little sense to us to incur the interest-rate risks that longer-dated instruments typically entail.

Outlook Clouded by Macroeconomic Events

The U.S. economy has continued to grow despite investors’ concerns about a potential return to recession, but the outlook for the remainder of 2011 and beyond remains cloudy due to the unknown ramifications of the European debt crisis and uncertainty regarding U.S. fiscal policy. However, the Fed has signaled that it is prepared to keep monetary policy aggressively accommodative, including maintaining short-term interest rates near historical lows “at least through mid-2013.” This suggests to us that money market yields will likely remain near historical lows for some time.Therefore, we believe the prudent course continues to be an emphasis on preservation of capital and liquidity.

November 15, 2011

An investment in the fund is not insured or guaranteed by the FDIC or any other government
agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
Municipal securities holdings (as applicable), while rated in the highest rating category by one or more National Recognized Statistical Rating Organizations (NRSRO) (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.
1	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yield provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus AMT-Free Municipal Reserves from May 1, 2011 to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2011
	Investor Shares	Class R Shares	BASIC Shares	Class B Shares
Expenses paid per $1,000†	1.46	$ 1.46	$ 1.46	$ 1.41
Ending value (after expenses)	1,000.00	$1,000.00	$ 1,000.00	$ 1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2011
	Investor Shares	Class R Shares	BASIC Shares	Class B Shares
Expenses paid per $1,000†	$1.48	$1.48	$1.48	$1.43
Ending value (after expenses)	$1,023.74	$1,023.74	$1,023.74	$1,023.79

† Expenses are equal to the fund’s annualized expense ratio of .29% for Investor Shares, .29% for Class R Shares, .29% for BASIC Shares and .28% for Class B Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
October 31, 2011

Short-Term	Coupon	Maturity	Principal
Investments—99.9%	Rate (%)	Date	Amount ($)		Value ($)
Arizona—4.3%
Puttable Floating Option Tax
Exempt Receipts (Arizona
Health Facilities Authority,
HR (Phoenix Children’s
Hospital)) (Liquidity
Facility; Bank of America and
LOC; Bank of America)	0.32	11/7/11	14,440,000	[a,b,c,d] 14,440,000
Connecticut—10.1%
Bridgeport,
GO Notes, TAN	2.00	2/10/12	3,000,000		3,013,433
Connecticut Health and Educational
Facilities Authority, Revenue
(Eagle Hill School Issue)
(LOC; JPMorgan Chase Bank)	0.20	11/7/11	5,275,000	[a]	5,275,000
Connecticut Health and Educational
Facilities Authority, Revenue
(The Children’s School Issue)
(LOC; JPMorgan Chase Bank)	0.20	11/7/11	2,000,000	[a]	2,000,000
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)
(Liquidity Facility; Bank of
Tokyo-Mitsubishi UFJ)	0.14	11/7/11	3,380,000	[a]	3,380,000
Connecticut Housing Finance
Authority, Revenue (Housing
Mortgage Finance Program)
(Liquidity Facility; Bank of
Tokyo-Mitsubishi UFJ)	0.14	11/7/11	13,915,000	[a]	13,915,000
Shelton Housing Authority,
Revenue (Crosby Commons
Project) (LOC; M&T Bank)	0.19	11/7/11	6,055,000	[a]	6,055,000
Delaware—.4%
Delaware Health Facilities
Authority, Revenue (Christiana
Care Health Services)	0.12	11/1/11	1,350,000	[a,c]	1,350,000
District of Columbia—.4%
District of Columbia,
Revenue (American Public
Health Association Issue)
(LOC; Bank of America)	0.35	11/7/11	1,480,000	[a,c]	1,480,000

The Fund	7

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida—3.8%
Brevard County,
Revenue (Holy Trinity
Episcopal Academy Project)
(LOC; Wells Fargo Bank)	0.28	11/7/11	800,000	[a]	800,000
Dade County Industrial Development
Authority, IDR (Spectrum
Programs, Inc. Project) (LOC;
Bank of America)	0.60	11/7/11	300,000	[a]	300,000
Orange County Industrial
Development Authority, Revenue
(Trinity Preparatory School of
Florida, Inc. Project) (LOC;
Wells Fargo Bank)	0.28	11/7/11	655,000	[a]	655,000
Orange County Industrial
Development Authority, Revenue
(Trinity Preparatory School of
Florida, Inc. Project) (LOC;
Wells Fargo Bank)	0.28	11/7/11	440,000	[a]	440,000
Palm Beach County,
IDR (Boca Raton Jewish
Community Day School, Inc.
Project) (LOC; Wells Fargo Bank)	0.23	11/7/11	1,215,000	[a]	1,215,000
Palm Beach County,
IDR (Gulfstream Goodwill
Industies, Inc. Project) (LOC;
Wells Fargo Bank)	0.23	11/7/11	440,000	[a]	440,000
Palm Beach County,
Revenue (The Palm Beach Jewish
Community Campus Corporation
Project) (LOC; Northern Trust Co.)	0.24	11/7/11	100,000	[a]	100,000
Pinellas County Industry Council,
Revenue (Chi Chi Rodriguez
Youth Foundation Project)
(LOC; Bank of America)	1.35	11/7/11	10,000	[a]	10,000
Pinellas County Industry Council,
Revenue (Lutheran Church of
the Cross Day School Project)
(LOC; Wells Fargo Bank)	0.28	11/7/11	1,110,000	[a]	1,110,000
Sarasota County,
IDR (Sarasota Military
Academy, Inc. Project)
(LOC; Wells Fargo Bank)	0.28	11/7/11	1,560,000	[a]	1,560,000

8

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Sarasota County Public Hospital
District, HR, Refunding
(Sarasota Memorial
Hospital Project) (LOC:
Northern Trust Co.)	0.11	11/1/11	6,200,000	[a,c]	6,200,000
Illinois—1.8%
Galesburg,
Revenue (Knox College Project)
(LOC; Bank of America)	0.40	11/7/11	3,100,000	[a]	3,100,000
Illinois Finance Authority,
Revenue (Northwestern
Memorial Hospital) (Liquidity
Facility; Northern
Trust Company)	0.14	11/1/11	3,000,000	[a,c]	3,000,000
Iowa—1.5%
Iowa Finance Authority,
Educational Facilities Revenue
(Graceland University Project)
(LOC; Bank of America)	0.20	11/7/11	2,460,000	[a]	2,460,000
Iowa Finance Authority,
Revenue (YMCA and
Rehabilitation Center Project)
(LOC; Bank of America)	0.20	11/7/11	2,500,000	[a,c]	2,500,000
Kentucky—2.0%
Jefferson County,
Retirement Home Revenue
(Nazareth Literary and
Benevolent Institution Project)
(LOC; JPMorgan Chase Bank)	0.21	11/7/11	4,300,000	[a,c]	4,300,000
Kentucky Economic Development
Finance Authority, HR
(Baptist Healthcare System
Obligated Group) (LOC;
JPMorgan Chase Bank)	0.16	11/1/11	2,300,000	[a,c]	2,300,000
Louisiana—1.1%
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Kenner
Theatres, L.L.C. Project)
(LOC; FHLB)	0.21	11/7/11	3,650,000	[a]	3,650,000

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Maryland—2.4%
Baltimore County,
Revenue, Refunding (Shade Tree
Trace Apartments Facility)
(LOC; M&T Trust)	0.19	11/7/11	3,570,000	[a]	3,570,000
Maryland Economic Development
Corporation, EDR (Blind
Industries and Services of
Maryland Project) (LOC;
Bank of America)	0.45	11/7/11	4,584,000	[a]	4,584,000
Massachusetts—2.9%
Massachusetts Health and
Educational Facilities
Authority, Revenue (The Henry
Heywood Memorial Hospital
Issue) (LOC; TD Bank)	0.12	11/1/11	2,595,000	[a,c]	2,595,000
Massachusetts Health and
Educational Facilities
Authority, Revenue (Tufts
University Issue) (Liquidity
Facility; JPMorgan Chase Bank)	0.15	11/1/11	7,000,000	[a]	7,000,000
Minnesota—2.1%
Cohasset,
Revenue, Refunding (Minnesota
Power and Light Company
Project) (LOC; Bank of America)	0.25	11/7/11	200,000	[a]	200,000
Puttable Floating Option Tax
Exempt Receipts (Saint Paul
Port Authority, MFHR
(Burlington Apartments
Project)) (Liquidity Facility;
FHLMC and LOC; FHLMC)	0.27	11/7/11	5,015,000	[a,b,d]	5,015,000
Saint Paul Housing and
Redevelopment Authority,
Revenue (Goodwill/Easter Seals
Project) (LOC; U.S. Bank NA)	0.27	11/7/11	1,800,000	[a]	1,800,000
Missouri—.6%
Missouri Development Finance
Board, LR (Missouri
Association of Municipal
Utilities Lease Financing
Program) (LOC: U.S. Bank NA)	0.12	11/1/11	2,000,000	[a]	2,000,000

10

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Hampshire—5.8%
New Hampshire Business Finance
Authority, Revenue (Huggins
Hospital Issue) (LOC; TD Bank)	0.18	11/1/11	1,800,000	[a,c]	1,800,000
New Hampshire Health and Education
Facilities Authority, Revenue
(University System of New
Hampshire Issue) (Liquidity
Facility; JPMorgan Chase Bank)	0.15	11/1/11	9,900,000	[a]	9,900,000
New Hampshire Health and Education
Facilities Authority, Revenue
(University System of New
Hampshire Issue) (Liquidity
Facility; U.S. Bank NA)	0.15	11/1/11	2,100,000	[a]	2,100,000
New Hampshire Health and Education
Facilities Authority, Revenue
(Wentworth-Douglass Hospital
Issue) (LOC; TD Bank)	0.13	11/1/11	5,500,000	[a,c]	5,500,000
New Jersey—10.8%
Burlington County,
GO Notes	2.00	10/1/12	520,000		526,147
Camden County,
GO Notes, Refunding	1.00	10/1/12	145,000		145,528
East Brunswick Township,
GO Notes, BAN	2.00	1/6/12	9,000,000		9,015,013
East Brunswick Township,
GO Notes, BAN	2.00	4/13/12	3,600,000		3,619,504
East Brunswick Township,
GO Notes, BAN	1.00	9/28/12	2,000,000		2,001,783
Hopewell Village Regional School
District Board of Education.
GO Notes, Refunding	4.00	8/15/12	150,000		153,972
Kearny Board of Education,
GO Notes, GAN	1.50	10/12/12	3,000,000		3,014,020
Livingston Township Board of
Education, GO Notes, GAN	1.50	9/27/12	3,000,000		3,020,186
Middlesex County,
GO Notes (County
Vocational-Technical
School Bonds and General
Improvement Bonds)	3.25	6/1/12	100,000		101,534

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
New Jersey Economic Development
Authority, Revenue (Somerset Hills
YMCA Project) (LOC; TD Bank)	0.18	11/7/11	1,460,000	[a]	1,460,000
New Jersey Health Care Facilities
Financing Authority, Revenue,
Refunding (Christian Health
Care Center Issue) (LOC;
Valley National Bank)	0.32	11/7/11	6,165,000	[a,c]	6,165,000
New Jersey Transportation
Trust Fund Authority
(Transportation System)	5.25	12/15/11	310,000		311,732
Passaic County,
GO Notes, Refunding	5.00	5/1/12	640,000		654,151
Rahway,
GO Notes, BAN	1.00	10/3/12	3,900,000		3,907,094
Washington Township,
GO Notes	2.00	10/1/12	220,000		222,701
Wayne Township Board of Education,
GO Notes	4.00	7/15/12	200,000		204,548
West Milford Township,
GO Notes, BAN	1.00	10/5/12	1,562,000		1,565,579
New York—7.9%
New York City Industrial
Development Agency, Civic
Facility Revenue (Jewish
Community Center on the
Upper West Side, Inc. Project)
(LOC; M&T Trust)	0.19	11/7/11	4,400,000	[a]	4,400,000
New York City Municipal Water
Finance Authority, Water and
Sewer System Second General
Resolution Revenue (Liquidity
Facility; California State
Teachers Retirement System)	0.11	11/1/11	12,000,000	[a]	12,000,000
New York Liberty Development
Corporation, Liberty Revenue,
Refunding (World Trade
Center Project)	0.33	5/8/12	10,000,000		10,000,000
Ohio—1.1%
Union Township,
GO Notes, BAN (Various Purpose)	1.13	9/12/12	3,650,000		3,664,852

12

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Oklahoma—.6%
Oklahoma Water Resources Board,
State Loan Program Revenue
(Liquidity Facility; State
Street Bank and Trust Co.)	0.50	12/1/11	2,055,000		2,055,000
Oregon—3.5%
Oregon,
GO Veterans’ Welfare
Bonds (Liquidity Facility;
U.S. Bank NA)	0.13	11/1/11	11,820,000	[a]	11,820,000
Pennsylvania—9.1%
Allegheny County Industrial
Development Authority,
Commercial Development
Revenue, Refunding (Two
Marquis Plaza Project)
(LOC; PNC Bank NA)	0.17	11/7/11	1,510,000	[a]	1,510,000
Allegheny County Industrial
Development Authority,
Revenue (Sewickley Academy)
(LOC; PNC Bank NA)	0.17	11/7/11	280,000	[a]	280,000
Berks County Industrial
Development Authority,
Revenue (Kutztown Resource
Management, Inc. Project)
(LOC; Wells Fargo Bank)	0.28	11/7/11	3,540,000	[a]	3,540,000
Berks County Municipal Authority,
Revenue (The Reading Hospital
and Medical Center Project)	0.31	1/19/12	4,615,000	[c]	4,615,000
Cumberland County Municipal
Authority, Revenue
(Presbyterian Homes, Inc.
Project) (LOC; M&T Trust)	0.16	11/7/11	7,840,000	[a]	7,840,000
Emmaus General Authority,
Revenue (LOC; U.S. Bank NA)	0.13	11/7/11	2,200,000	[a]	2,200,000
Erie County Hospital Authority,
Health Facilities Revenue
(Saint Mary’s Home of Erie
Project) (LOC; Bank of America)	0.22	11/7/11	2,145,000	[a,c]	2,145,000
Lancaster Industrial Development
Authority, Revenue (Ensco
Limited Project) (LOC; M&T Bank)	0.17	11/7/11	410,000	[a]	410,000

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Montgomery County Industrial
Development Authority, Revenue
(Abington Friends School Project)
(LOC; Wells Fargo Bank)	0.13	11/7/11	970,000	[a]	970,000
Montgomery County Industrial
Development Authority, Revenue
(Big Little Associates Project)
(LOC; Wells Fargo Bank)	0.33	11/7/11	525,000	[a]	525,000
Montgomery County Industrial
Development Authority, Revenue
(Independent Support Systems,
Inc. Project) (LOC; Wells
Fargo Bank)	0.28	11/7/11	100,000	[a]	100,000
New Castle Area Hospital
Authority, HR (Jameson
Memorial Hospital) (Insured;
Assured Guaranty Municipal
Corp. and Liquidity Facility;
PNC Bank NA)	0.18	11/7/11	2,285,000	[a,c]	2,285,000
North Lebanon Township Municipal
Authority, Revenue (The Penn
Laurel Girl Scout Council,
Inc. Project) (LOC; Wells
Fargo Bank)	0.28	11/7/11	360,000	[a]	360,000
Northampton County Industrial
Development Authority, Revenue
(Bardot Plastics Inc. Project)
(LOC; Wells Fargo Bank)	0.48	11/7/11	140,000	[a]	140,000
Philadelphia Authority for
Industrial Development,
Educational Facilities Revenue
(Chestnut Hill College Project)
(LOC; Wells Fargo Bank)	0.24	11/7/11	500,000	[a]	500,000
York Redevelopment Authority,
Revenue (LOC; M&T Trust)	0.24	11/7/11	2,960,000	[a]	2,960,000
South Carolina—.5%
Saint Peters Parish/Jasper County
Public Facilities Corporation,
Instalment Purchase
Revenue, BAN (County
Office Building Projects)	2.00	11/1/11	1,735,000		1,735,000

14

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Tennessee—3.8%
Blount County Public Building
Authority, Local Government
Public Improvement Revenue
(Liquidity Facility; Branch
Banking and Trust Co.)	0.15	11/7/11	12,550,000	[a]	12,550,000
Texas—16.5%
Harris County,
GO Notes, TAN	1.50	2/29/12	10,000,000		10,043,547
Harris County Cultural
Education Facilities Finance
Corporation, Revenue (The
Methodist Hospital System)	0.12	11/1/11	12,900,000	[a,c]	12,900,000
Harris County Health Facilities
Development Corporation,
Revenue, Refunding (The
Methodist Hospital System)	0.12	11/1/11	4,000,000	[a,c]	4,000,000
Jefferson County Industrial
Development Corporation,
Hurricane Ike Disaster Area
Revenue (Jefferson Refinery,
L.L.C. Project) (LOC; Branch
Banking and Trust Co.)	0.35	11/17/11	1,000,000		1,000,000
Jefferson County Industrial
Development Corporation,
Hurricane Ike Disaster Area
Revenue (Jefferson Refinery,
L.L.C. Project) (LOC; Branch
Banking and Trust Co.)	0.50	12/29/11	6,900,000		6,900,000
JPMorgan Chase Putters/Drivers
Trust (Texas, GO Notes, TRAN)
(Liquidity Facility; JPMorgan
Chase Bank)	0.15	11/1/11	17,000,000	[a,b,d]	17,000,000
Puttable Floating Option Tax
Exempt Receipts (Brazos
County Health Facilities
Development Corporation,
Revenue (Franciscan Services
Corporation Obligated
Group)) (Liquidity Facility;
Bank of America and
LOC; Bank of America)	0.27	11/7/11	3,335,000	[a,b,c,d]	3,335,000

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Virginia—.2%
Williamsburg Industrial
Development Authority, Museum
Revenue (The Colonial
Williamsburg Foundation)
(LOC; Bank of America)	0.50	11/7/11	650,000	[a]	650,000
Wisconsin—2.2%
Wisconsin Health and Educational
Facilities Authority, Revenue
(Bay Area Medical Center,
Inc.) (LOC; BMO Harris Bank)	0.14	11/1/11	7,245,000	[a,c]	7,245,000
U.S. Related—4.5%
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(Liquidity Facility; Citibank NA)	0.14	11/7/11	15,000,000	[a,b,d]	15,000,000

Total Investments (cost $333,879,324)			99.9%		333,879,324
Cash and Receivables (Net)			.1%		403,033
Net Assets			100.0%		334,282,357

a Variable rate demand note—rate shown is the interest rate in effect at October 31, 2011. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2011, these securities amounted to $54,790,000 or 16.4% of net assets.
c At October 31, 2011, the fund had $88,155,000 or 26.4% of net assets invested in securities whose payment of principal and interest is dependent upon revenues generated from health care.
d The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security.The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

16

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund	17

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch		or	Moody’s	or	Standard & Poor’s	Value (%)†
F1	+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	79.4
AAA,AA,Ae			Aaa,Aa,Ae		AAA,AA,Ae	6.1
Not Rated[f]			Not Rated[f]		Not Rated[f]	14.5
						100.0

†	Based on total investments.
e	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
f	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

18

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2011

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments			333,879,324	333,879,324
Cash				693,472
Interest receivable				363,599
				334,936,395
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(c)				71,738
Dividend payable				10
Payable for investment securities purchased				500,000
Payable for shares of Capital Stock redeemed				82,290
				654,038
Net Assets ($)				334,282,357
Composition of Net Assets ($):
Paid-in capital				334,284,588
Accumulated net realized gain (loss) on investments				(2,231)
Net Assets ($)				334,282,357

Net Asset Value Per Share
	Investor	Class R	BASIC	Class B
	Shares	Shares	Shares	Shares
Net Assets ($)	30,763,765	48,389,794	26,002,854	229,125,944
Shares Outstanding	30,765,346	48,390,616	26,003,232	229,127,107
Net Asset Value Per Share ($)	1.00	1.00	1.00	1.00

See notes to financial statements.

The Fund	19

STATEMENT OF OPERATIONS
Year Ended October 31, 2011

Investment Income ($):
Interest Income	1,393,208
Expenses:
Management fee—Note 2(a)	1,863,885
Distribution fees (Investor Shares and Class B Shares)—Note 2(b)	636,711
Shareholder servicing costs (Class B Shares)—Note 2(c)	554,847
Directors’ fees—Note 2(a)	20,813
Total Expenses	3,076,256
Less—reduction in expenses due to undertaking—Note 2(a)	(1,662,361)
Less—Directors’ fees reimbursed by the Manager—Note 2(a)	(20,813)
Net Expenses	1,393,082
Investment Income—Net, representing net increase
in net assets resulting from operations	126

See notes to financial statements.

20

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2011	2010
Operations ($):
Investment income—net	126	6,937
Net realized gain (loss) on investments	—	1,261
Net Increase (Decrease) in Net Assets
Resulting from Operations	126	8,198
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(14)	(18)
Class R Shares	(28)	(4,672)
BASIC Shares	(3)	(2,152)
Class B Shares	(81)	(95)
Total Dividends	(126)	(6,937)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor Shares	111,102,688	178,329,878
Class R Shares	354,187,726	202,962,456
BASIC Shares	10,209,016	17,005,513
Class B Shares	637,122,926	685,183,016
Dividends reinvested:
Investor Shares	14	18
Class R Shares	2	437
BASIC Shares	3	2,041
Class B Shares	81	95
Cost of shares redeemed:
Investor Shares	(120,540,616)	(193,102,046)
Class R Shares	(403,621,740)	(162,797,585)
BASIC Shares	(16,503,223)	(35,128,541)
Class B Shares	(635,983,618)	(753,226,037)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(64,026,741)	(60,770,755)
Total Increase (Decrease) in Net Assets	(64,026,741)	(60,769,494)
Net Assets ($):
Beginning of Period	398,309,098	459,078,592
End of Period	334,282,357	398,309,098

See notes to financial statements.

The Fund	21

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Investor Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.006	.023	.030
Distributions:
Dividends from investment income—net	(.000)[a]	(.000)[a]	(.006)	(.023)	(.030)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.65	2.35	3.05
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71	.71	.73	.71	.71
Ratio of net expenses
to average net assets	.38	.45	.71	.70	.70
Ratio of net investment income
to average net assets	.00[b]	.00[b]	.69	2.18	3.01
Net Assets, end of period ($ x 1,000)	30,764	40,202	54,974	54,469	19,885

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
See notes to financial statements.

22

		Year Ended October 31,
Class R Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.008	.025	.032
Distributions:
Dividends from investment income—net	(.000)[a]	(.000)[a]	(.008)	(.025)	(.032)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.01	.83	2.56	3.26
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51	.51	.53	.51	.51
Ratio of net expenses
to average net assets	.38	.45	.52	.50	.50
Ratio of net investment income
to average net assets	.00[b]	.01	.78	2.48	3.20
Net Assets, end of period ($ x 1,000)	48,390	97,824	57,658	56,859	76,056

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
See notes to financial statements.

The Fund	23

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
BASIC Shares	2011	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[b]	.000[b]	.008	.025	.011
Distributions:
Dividends from investment income—net	(.000)[b]	(.000)[b]	(.008)	(.025)	(.011)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[c]	.01	.83	2.56	3.26[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51	.51	.53	.51	.52[d]
Ratio of net expenses
to average net assets	.38	.45	.52	.50	.50[d]
Ratio of net investment income
to average net assets	.00[c]	.01	.72	2.40	3.26[d]
Net Assets, end of period ($ x 1,000)	26,003	32,297	50,418	29,900	8,852

a	From July 2, 2007 (commencement of operations) to October 31, 2007.
b	Amount represents less than $.001 per share.
c	Amount represents less than .01%.
d	Annualized.
See notes to financial statements.

24

		Year Ended October 31,
Class B Shares	2011	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[b]	.000[b]	.004	.020	.009
Distributions:
Dividends from investment income—net	(.000)[b]	(.000)[b]	(.004)	(.020)	(.009)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[c]	.00[c]	.41	2.05	2.75[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.01	1.01	1.03	1.02	1.03[d]
Ratio of net expenses
to average net assets	.37	.45	.89	1.00	1.00[d]
Ratio of net investment income
to average net assets	.00[c]	.00[c]	.29	1.81	2.69[d]
Net Assets, end of period ($ x 1,000)	229,126	227,987	296,029	111,226	1

a	From July 2, 2007 (commencement of operations) to October 31, 2007.
b	Amount represents less than $.001 per share.
c	Amount represents less than .01%.
d	Annualized.
See notes to financial statements.

The Fund	25

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus AMT-Free Municipal Reserves (the “fund”) is a separate diversified series ofThe Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series including the fund.The fund’s investment objective is to seek a high level of current income consistent with stability of principal, that is exempt from federal income tax.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor, Class R, BASIC and Class B. Investor shares and Class B shares are offered primarily to clients of financial institutions that have entered into selling agreements with the Distributor, and bear a distribution fee. Class B shares also bear a shareholder services fee. BASIC shares are offered to any investor and bear no distribution or shareholder services fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or shareholder services fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee, shareholder services fee and voting rights on matters affecting a single class. Income, expenses (other than expense attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

26

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2011 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	333,879,324
Level 3—Significant Unobservable Inputs	—
Total	333,879,324
† See Statement of Investments for additional detailed categorizations.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial

28

Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2011, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $2,231 is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2011. If not applied, $1,565 of the carryover expires in fiscal 2015 and $666 expires in fiscal 2016.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, the 2010 Act requires any post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act.As a result of this ordering rule, capital loss carryovers related to taxable years beginning prior to the effective date of the 2010 Act may be more likely to expire unused.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2011 and October 31, 2010 were all tax-exempt income.

30

At October 31, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Board member who is not an “interested person” of the Company (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Company, Dreyfus Investment Funds,The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund (“DHF”), a $2,500 fee is allocated between the Board Group Open-End Funds and DHF. The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

Effective January 1, 2012, the Board Group Open-End Funds and DHF (collectively, the “Board Group Funds”) will pay each Board member their respective allocated portions of an annual retainer of $85,000 and a fee of $10,000 for each regularly scheduled Board meeting attended ($75,000 and $8,000, respectively, in the aggregate, prior to January 1, 2012). With respect to the annual retainer and Board meetings of the Board Group Funds, the Chair of the Board will receive an additional 25% of such compensation (with the exception of reimbursable amounts). Each Board member will receive $2,500 for any separate in-person committee meetings attended, which are not held in conjunction with a regularly scheduled Board meeting, such amount to be allocated among the Board Group Funds, as applicable. In the event that there is a joint telephone meeting of the Board Group Funds, a fee of $2,000 will be allocated among the applicable Board Group Funds, accordingly (prior to January 1, 2012, the fee allocated was $2,500 if the meeting included DHF).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,500 per applicable committee meeting. Each Emeritus Board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members.The Board Group Funds also reim-

32

burse each Independent Board member and Emeritus Board members for travel and out-of-pocket expenses.

The Manager has undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time.This undertaking is voluntary and not contractual, and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $130,348 for Investor shares, $93,840 for Class R shares, $35,559 for BASIC shares and $1,402,614 for Class B shares, respectively, during the period ended October 31, 2011.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act (the “Rule”), Investor shares and Class B shares may pay annually up to .25% of the value of the average daily net assets (Investor shares are currently limited by the Company’s Board of Directors to .20%) attributable to its Investor shares and Class B shares to compensate the Distributor for shareholder servicing activities and activities primarily intended to result in the sale of Investor shares and Class B shares. During the period ended October 31, 2011, Investor shares and Class B shares were charged $81,864 and $554,847, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan (the “Service Plan”) subject to the Rule, pursuant to which the fund pays the Distributor for the provision of certain services to the holders of its Class B shares a fee at an annual rate of .25% of the value of the fund’s average daily net assets attributable to Class B shares.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Service Plan, the Distributor may enter into Shareholder Services Agreements with Service Agents and make payments to Service Agents in respect of these services. During the period ended October 31, 2011, Class B shares were charged $554,847, pursuant to the Service Plan.

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

The Company and the Distributor may suspend or reduce payments under the Service Plan at any time, and payments are subject to the continuation of the Service Plan and the Agreements described above. From time to time, the Service Agents, the Distributor and the Company may agree to voluntarily reduce the maximum fees payable under the Service Plan.

Under its terms, the Plan and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan and Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $150,664, Rule 12b-1 distribution plan fees $54,754 and shareholder services plan fees $49,184, which are offset against an expense reimbursement currently in effect in the amount of $182,864.

NOTE 3—Securities Transactions:

The fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Directors of the Company. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Director and/or common officers, complies with Rule 17a-7 of the Act. During the period ended October 31, 2011, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act amounting to $332,110,000 and $431,981,000, respectively.

34

NOTE 4—Other Matters:

At the October 27, 2011 Board meeting, the Board of the Company approved a proposal to have shareholders consider the election of Francine J. Bovich as an additional Board member of the Company, and also consider the election of Joseph S. DiMartino and Benaree Pratt Wiley, current Board members of the Company not previously proposed to shareholders of the fund. A proxy statement was mailed, on December 1, 2011, to shareholders of record as of the close of business on November 1, 2011 asking shareholders to consider these elections at a special joint meeting of shareholders to be held on Wednesday, February 8, 2012.

The Fund	35

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus AMT-Free Municipal Reserves, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus AMT-Free Municipal Reserves as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 22, 2011

36

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended October 31, 2011 as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s tax-exempt dividends paid for the 2011 calendar year on Form 1099-INT, which will be mailed in early 2012.

The Fund	37

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

40

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

The Fund	41

OFFICERS OF THE FUND (Unaudited) (continued)

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Distributor since October 1999.

42

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
20	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Important Tax Information
34	Board Members Information
36	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Tax Managed
Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this annual report for Dreyfus Tax Managed Growth Fund, covering the 12-month period from November 1, 2010, through October 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Investors were encouraged by expectations of a more robust economic recovery into the first quarter of 2011, but sentiment subsequently deteriorated due to disappointing economic data, rising commodity prices, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. Stocks have been sensitive to these macroeconomic developments, often regardless of underlying company fundamentals. Indeed, market declines were particularly severe during August and September after a major credit rating agency downgraded U.S. long-term debt, while October ranked as one of the best months of the past decade.

The economic outlook currently remains clouded by market turbulence and political infighting, but we believe that a continued subpar global expansion is more likely than a return to recession. Although Europe continues to struggle with a debt crisis, inflationary pressures appear to be waning in most countries as energy prices recently have retreated from their highs. In the United States, moderately low core inflation and an accommodative monetary policy could help support near-trend growth despite ongoing deleveraging activity in the private sector.To assess the potential impact of these and other developments on your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2010, through October 31, 2011, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended October 31, 2011, Dreyfus Tax Managed Growth Fund’s Class A shares produced a total return of 12.13%, Class B shares returned 11.37%, Class C shares returned 11.38% and Class I shares returned 12.47%.1 For the same period, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced an 8.07% total return.2

Large-cap stocks generally rallied through the first quarter of 2011 amid expectations of continued economic recovery. However, several macroeconomic disappointments later erased many of the market’s previous gains.The fund produced higher returns than its benchmark as investors favored large, multinational companies during turbulent market conditions, particularly over the reporting period’s second half.

The Fund’s Investment Approach

The fund invests primarily in well-established, multinational companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing large-cap, blue-chip stocks at a price we consider to be justified by a company’s fundamentals.The result is a portfolio of stocks selected for what we consider to be sustained patterns of profitability, strong balance sheets, expanding global presence and above-average earnings growth potential. At the same time, we manage the fund in a manner cognizant of the concerns of tax-conscious investors.We typically buy and sell relatively few stocks during the course of the year, which may help reduce investors’ tax liabilities.

Shifting Sentiment Sparked Heightened Market Volatility

Gains in employment, consumer spending and corporate earnings supported a stock market rally over the first several months of the reporting period. However, the rally was interrupted in February when political

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

unrest in the Middle East led to sharply rising crude oil prices, and again in March when catastrophic natural and nuclear disasters in Japan disrupted the global industrial supply chain. Nonetheless, investors proved resilient, and stocks rebounded quickly from these unexpected shocks.

Sentiment began to deteriorate in earnest in late April when Greece appeared headed for default and pressures mounted on the banking systems of other European nations. In addition, U.S. economic data proved more disappointing than expected, and investors reacted cautiously to a contentious political debate about U.S. government spending and borrowing. Stocks suffered bouts of heightened volatility when newly risk-averse investors shifted their focus from economically sensitive industry groups and relatively speculative companies to those that historically have held up well under uncertain economic conditions.Volatility was particularly severe in August and September, after a major credit-rating agency downgraded its assessment of long-term U.S. government debt. In contrast, the market rebounded strongly in October when some macroeconomic worries seemed to ease.

Quality Bias Supported Fund Performance

Our longstanding focus on blue-chip companies with globally diversified markets, healthy balance sheets and strong income characteristics enabled the fund to outperform market averages during the reporting period. The fund benefited from overweighted exposure to the consumer staples sector, where investors’ preference for traditionally defensive industry groups lifted stock prices, and a number of globally dominant companies continued to make inroads into the emerging markets. The fund’s stock selections in the information technology sector produced attractive results. Finally, the fund held substantially underweighted exposure to the financials sector, which helped it avoid weakness among banks affected by Europe’s sovereign debt crisis.

The fund’s top performing individual holdings included grocer Whole Foods Market, which saw increased spending by its relatively affluent clientele. Luxury goods purveyor Estee Lauder also encountered a recovery in consumer spending, and the company also achieved savings in its cost structure while gaining greater penetration of the emerging markets. Electronics innovator Apple continued to gain value due to the success of its smartphone and tablet computer products. Energy

4

giant Chevron advanced after twice raising its dividend during the reporting period. Finally, technology leader International Business Machines continued to grow its global consulting business.

Laggards during the reporting period included metals-and-mining companies Freeport-McMoRan Copper & Gold and Rio Tinto, which suffered amid falling industrial commodity prices. Technology firm Cisco Systems missed earnings targets when smaller rivals proved better able to capture opportunities related to cloud computing and server virtualization. In the financials sector, investment managers Franklin Resources and BlackRock were hurt by deteriorating investor sentiment.

New Opportunities in a Subpar Economic Recovery

We expect the global economic rebound to persist fitfully amid significant headwinds, especially in Europe, leading us to conclude that investors are likely to continue to favor large, multinational companies with solid business fundamentals and generous dividend yields. Indeed, corporate earnings in 2011 so far generally have remained robust despite the economic downturn.When adjusting to the changing market environment, we identified a number of new opportunities among multinational companies with healthy balance sheets, ample cash reserves and a presence in growing markets.

November 15, 2011

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.

The Fund	5

† Source: Lipper Inc.
†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class A shares for the period prior to May 14, 2004 (the inception date for Class I shares).
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class I shares of
Dreyfus Tax Managed Growth Fund on 10/31/01 to a $10,000 investment made in the Standard & Poor’s 500
Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Performance for Class B shares assumes the conversion of
Class B shares to Class A shares at the end of the sixth year following the date of purchase.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/11

	Inception
	Date	1Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	11/4/97	5.66%	1.29%	2.83%
without sales charge	11/4/97	12.13%	2.49%	3.44%
Class B shares
with applicable redemption charge †	11/4/97	7.37%	1.34%	2.99%
without redemption	11/4/97	11.37%	1.72%	2.99%
Class C shares
with applicable redemption charge ††	11/4/97	10.38%	1.73%	2.68%
without redemption	11/4/97	11.38%	1.73%	2.68%
Class I shares	5/14/04	12.47%	2.74%	3.64%†††
Standard & Poor’s 500
Composite Stock Price Index		8.07%	0.25%	3.69%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to May 14, 2004 (the inception date for Class I shares).

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Tax Managed Growth Fund from May 1, 2011 to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2011
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$6.70	$10.41	$10.41	$5.46
Ending value (after expenses)	$969.40	$965.90	$965.80	$971.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2011
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$6.87	$10.66	$10.66	$5.60
Ending value (after expenses)	$1,018.40	$1,014.62	$1,014.62	$1,019.66

† Expenses are equal to the fund’s annualized expense ratio of 1.35% for Class A, 2.10% for Class B, 2.10% for
Class C and 1.10% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
October 31, 2011

Common Stocks—93.3%	Shares	Value ($)
Consumer Discretionary—11.2%
Arcos Dorados Holdings, Cl. A	35,000	819,000
McDonald’s	50,000	4,642,500
McGraw-Hill	28,000	1,190,000
News, Cl. A	38,000	665,760
Target	46,000	2,518,500
Time Warner Cable	10,000	636,900
Wal-Mart Stores	47,000	2,665,840
Walt Disney	34,000	1,185,920
		14,324,420
Consumer Staples—28.7%
Altria Group	100,000	2,755,000
Coca-Cola	114,000	7,788,480
Estee Lauder, Cl. A	17,500	1,722,875
Kraft Foods, Cl. A	20,271	713,134
Nestle, ADR	70,750	4,086,520
PepsiCo	42,500	2,675,375
Philip Morris International	129,000	9,013,230
Procter & Gamble	65,000	4,159,350
Walgreen	75,000	2,490,000
Whole Foods Market	19,000	1,370,280
		36,774,244
Energy—20.6%
Apache	8,000	797,040
Chevron	52,000	5,462,600
ConocoPhillips	50,000	3,482,500
Exxon Mobil	88,512	6,911,902
Occidental Petroleum	38,000	3,531,720
Royal Dutch Shell, Cl. A, ADR	44,000	3,120,040
Total, ADR	60,000	3,138,000
		26,443,802
Financial—3.1%
BlackRock	4,000	631,160
Franklin Resources	10,000	1,066,300
JPMorgan Chase & Co.	65,000	2,259,400
		3,956,860

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Health Care—6.2%
Abbott Laboratories	41,000	2,208,670
Johnson & Johnson	54,500	3,509,255
Merck & Co.	18,000	621,000
Novo Nordisk, ADR	15,000	1,594,500
		7,933,425
Industrial—4.9%
Caterpillar	27,000	2,550,420
General Dynamics	3,500	224,665
General Electric	98,000	1,637,580
United Technologies	24,000	1,871,520
		6,284,185
Information Technology—13.9%
Apple	15,000[a]	6,071,700
Automatic Data Processing	25,000	1,308,250
Cisco Systems	55,000	1,019,150
Intel	160,000	3,926,400
International Business Machines	15,000	2,769,450
QUALCOMM	20,500	1,057,800
Texas Instruments	55,000	1,690,150
		17,842,900
Materials—4.7%
Air Products & Chemicals	14,000	1,205,960
Freeport-McMoRan Copper & Gold	48,000	1,932,480
Praxair	18,000	1,830,060
Rio Tinto, ADR	20,000	1,081,200
		6,049,700
Total Common Stocks
(cost $89,966,266)		119,609,536

10

Other Investment—5.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $7,336,633)	7,336,633[b]	7,336,633

Total Investments (cost $97,302,899)	99.0%	126,946,169
Cash and Receivables (Net)	1.0%	1,257,055
Net Assets	100.0%	128,203,224

ADR—American Depository Receipts
a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Staples	28.7	Money Market Investment	5.7
Energy	20.6	Industrial	4.9
Information Technology	13.9	Materials	4.7
Consumer Discretionary	11.2	Financial	3.1
Health Care	6.2		99.0

† Based on net assets.
See notes to financial statements.

The Fund	11

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2011

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			89,966,266	119,609,536
Affiliated issuers			7,336,633	7,336,633
Cash				217,156
Receivable for shares of Capital Stock subscribed				1,344,208
Dividends receivable				131,262
				128,638,795
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)				151,011
Payable for investment securities purchased				228,422
Payable for shares of Capital Stock redeemed				56,138
				435,571
Net Assets ($)				128,203,224
Composition of Net Assets ($):
Paid-in capital				107,856,372
Accumulated undistributed investment income—net				1,119,251
Accumulated net realized gain (loss) on investments				(10,415,669)
Accumulated net unrealized appreciation
(depreciation) on investments				29,643,270
Net Assets ($)				128,203,224

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	100,740,216	793,141	20,385,781	6,284,086
Shares Outstanding	5,210,198	42,365	1,110,587	323,953
Net Asset Value Per Share ($)	19.34	18.72	18.36	19.40

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended October 31, 2011

Investment Income ($):
Income:
Cash dividends (net of $62,726 foreign taxes withheld at source):
Unaffiliated issuers	3,053,993
Affiliated issuers	2,421
Income from securities lending—Note 1(b)	12,173
Total Income	3,068,587
Expenses:
Management fee—Note 3(a)	1,231,320
Distribution and service plan fees—Note 3(b)	427,666
Directors’ fees—Note 3(a)	7,975
Loan commitment fees—Note 2	1,482
Total Expenses	1,668,443
Less—reduction in management fee due to undertaking—Note 3(a)	(34,647)
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(7,975)
Net Expenses	1,625,821
Investment Income—Net	1,442,766
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	7,247,428
Net unrealized appreciation (depreciation) on investments	3,617,573
Net Realized and Unrealized Gain (Loss) on Investments	10,865,001
Net Increase in Net Assets Resulting from Operations	12,307,767

See notes to financial statements.

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2011	2010
Operations ($):
Investment income—net	1,442,766	1,228,520
Net realized gain (loss) on investments	7,247,428	(1,619,386)
Net unrealized appreciation
(depreciation) on investments	3,617,573	13,381,220
Net Increase (Decrease) in Net Assets
Resulting from Operations	12,307,767	12,990,354
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,099,328)	(1,138,917)
Class B Shares	(5,980)	(14,518)
Class C Shares	(132,062)	(233,095)
Class I Shares	(36,805)	(13,241)
Total Dividends	(1,274,175)	(1,399,771)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	29,779,524	17,687,206
Class B Shares	60,039	61,752
Class C Shares	2,542,453	1,416,440
Class I Shares	6,123,770	1,762,843
Dividends reinvested:
Class A Shares	926,744	930,890
Class B Shares	4,857	9,548
Class C Shares	83,534	152,875
Class I Shares	30,608	4,500
Cost of shares redeemed:
Class A Shares	(14,867,890)	(12,430,957)
Class B Shares	(961,078)	(2,219,873)
Class C Shares	(2,910,180)	(4,516,727)
Class I Shares	(2,005,757)	(311,727)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	18,806,624	2,546,770
Total Increase (Decrease) in Net Assets	29,840,216	14,137,353
Net Assets ($):
Beginning of Period	98,363,008	84,225,655
End of Period	128,203,224	98,363,008
Undistributed investment income—net	1,119,251	950,660

14

	Year Ended October 31,
	2011	2010
Capital Share Transactions:
Class Aa
Shares sold	1,589,698	1,098,561
Shares issued for dividends reinvested	52,152	58,732
Shares redeemed	(799,107)	(768,994)
Net Increase (Decrease) in Shares Outstanding	842,743	388,299
Class Ba
Shares sold	3,307	3,739
Shares issued for dividends reinvested	280	619
Shares redeemed	(52,844)	(143,047)
Net Increase (Decrease) in Shares Outstanding	(49,257)	(138,689)
Class C
Shares sold	142,453	90,402
Shares issued for dividends reinvested	4,920	10,091
Shares redeemed	(164,189)	(292,251)
Net Increase (Decrease) in Shares Outstanding	(16,816)	(191,758)
Class I
Shares sold	323,566	106,216
Shares issued for dividends reinvested	1,721	284
Shares redeemed	(103,183)	(19,085)
Net Increase (Decrease) in Shares Outstanding	222,104	87,415

a	During the period ended October 31, 2011, 25,225 Class B shares representing $464,608 were automatically converted to 26,492 Class A shares and during the period ended October 31, 2010, 30,622 Class B shares representing $480,875 were automatically converted to 29,632 Class A shares.
See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	17.47	15.40	14.35	20.51	18.44
Investment Operations:
Investment income—net[a]	.27	.25	.27	.25	.22
Net realized and unrealized
gain (loss) on investments	1.85	2.10	1.05	(6.17)	2.08
Total from Investment Operations	2.12	2.35	1.32	(5.92)	2.30
Distributions:
Dividends from investment income—net	(.25)	(.28)	(.27)	(.24)	(.23)
Net asset value, end of period	19.34	17.47	15.40	14.35	20.51
Total Return (%)[b]	12.13	15.53	9.53	(29.22)	12.58
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.36	1.36	1.36	1.36	1.36
Ratio of net expenses
to average net assets	1.32	1.25	1.25	1.25	1.25
Ratio of net investment income
to average net assets	1.42	1.54	2.04	1.35	1.13
Portfolio Turnover Rate	15.10	3.00	—	5.91	8.09
Net Assets, end of period ($ x 1,000)	100,740	76,318	61,270	60,207	96,507

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

16

		Year Ended October 31,
Class B Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	16.88	14.80	13.72	19.56	17.57
Investment Operations:
Investment income—net[a]	.13	.12	.17	.11	.08
Net realized and unrealized
gain (loss) on investments	1.78	2.04	.99	(5.91)	1.98
Total from Investment Operations	1.91	2.16	1.16	(5.80)	2.06
Distributions:
Dividends from investment income—net	(.07)	(.08)	(.08)	(.04)	(.07)
Net asset value, end of period	18.72	16.88	14.80	13.72	19.56
Total Return (%)[b]	11.37	14.65	8.59	(29.72)	11.76
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.11	2.11	2.10	2.11	2.11
Ratio of net expenses
to average net assets	2.06	2.00	2.00	2.00	2.00
Ratio of net investment income
to average net assets	.72	.82	1.36	.65	.42
Portfolio Turnover Rate	15.10	3.00	—	5.91	8.09
Net Assets, end of period ($ x 1,000)	793	1,547	3,410	8,519	23,622

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class C Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	16.60	14.65	13.63	19.48	17.53
Investment Operations:
Investment income—net[a]	.12	.12	.17	.11	.07
Net realized and unrealized
gain (loss) on investments	1.76	2.01	.99	(5.87)	1.98
Total from Investment Operations	1.88	2.13	1.16	(5.76)	2.05
Distributions:
Dividends from investment income—net	(.12)	(.18)	(.14)	(.09)	(.10)
Net asset value, end of period	18.36	16.60	14.65	13.63	19.48
Total Return (%)[b]	11.38	14.63	8.68	(29.71)	11.73
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.11	2.11	2.11	2.11	2.11
Ratio of net expenses
to average net assets	2.07	2.00	2.00	2.00	2.00
Ratio of net investment income
to average net assets	.68	.80	1.29	.61	.39
Portfolio Turnover Rate	15.10	3.00	—	5.91	8.09
Net Assets, end of period ($ x 1,000)	20,386	18,714	19,323	20,247	34,961

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

18

		Year Ended October 31,
Class I Shares	2011	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	17.53	15.44	14.41	20.58	18.52
Investment Operations:
Investment income—net[b]	.30	.28	.30	.28	.20
Net realized and unrealized
gain (loss) on investments	1.86	2.13	1.05	(6.16)	2.14
Total from Investment Operations	2.16	2.41	1.35	(5.88)	2.34
Distributions:
Dividends from investment income—net	(.29)	(.32)	(.32)	(.29)	(.28)
Net asset value, end of period	19.40	17.53	15.44	14.41	20.58
Total Return (%)	12.47	15.81	9.74	(29.99)	12.76
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.11	1.11	1.12	1.11	1.12
Ratio of net expenses
to average net assets	1.08	1.00	1.00	1.00	1.01
Ratio of net investment income
to average net assets	1.62	1.72	2.10	1.57	1.01
Portfolio Turnover Rate	15.10	3.00	—	5.91	8.09
Net Assets, end of period ($ x 1,000)	6,284	1,785	223	10	12

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund	19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Tax Managed Growth Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek long-term capital appreciation consistent with minimizing realized capital gains and taxable current income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Capital Stock. The fund currently offers four classes of shares: Class A (200 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares and, effective on or about March 13, 2012, all outstanding Class B shares will automatically convert to Class A shares. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus) acting on behalf of customers having a qualified trust or investment account or relationship at such

20

institution, and bear no distribution or service fees. Class I shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

22

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities
Equity Securities—
Domestic†	105,770,276	—	—	105,770,276
Equity Securities—
Foreign†	13,839,260	—	—	13,839,260
Mutual Funds	7,336,633	—	—	7,336,633
† See Statement of Investments for additional detailed categorizations.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights

24

in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2011,The Bank of NewYork Mellon earned $5,217 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	10/31/2010	($)	Purchases ($)	Sales ($)	10/31/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	1,039,000		22,161,857	15,864,224	7,336,633		5.7
Dreyfus
Institutional
Cash
Advantage
Fund†	—		29,631,530	29,631,530	—		—
Total	1,039,000		51,793,387	45,495,754	7,336,633		5.7

† On June 7, 2011, Dreyfus Institutional Cash Advantage Plus Fund was acquired by Dreyfus
Institutional Cash Advantage Fund, resulting in a transfer of shares.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,119,251, accumulated capital losses $10,415,669 and unrealized appreciation $29,643,270.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2011. If not applied, $7,781,638 of the carryover expires in fiscal 2012, $1,014,645 expires in fiscal 2017 and $1,619,386 expires in fiscal 2018.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, the 2010 Act requires any post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act.As a result of this ordering rule, capital loss carryovers related to taxable years beginning prior to the effective date of the 2010 Act may be more likely to expire unused.

26

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2011 and October 31, 2010 were as follows: ordinary income $1,274,175 and $1,399,771, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on October 31, 2011, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

(including counsel fees). Each Board member who is not an “interested person” of the Company (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Company, Dreyfus Investment Funds,The Dreyfus/Laurel Funds Trust,The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund (“DHF”), a $2,500 fee is allocated between the Board Group Open-End Funds and DHF. The Company’s portion of these fees and expenses are charged and allocated to each series baed on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.

Effective January 1, 2012, the Board Group Open-End Funds and DHF (collectively, the “Board Group Funds”) will pay each Board member their respective allocated portions of an annual retainer of $85,000 and a fee of $10,000 for each regularly scheduled Board meeting attended ($75,000 and $8,000, respectively, in the aggregate, prior to January 1, 2012). With respect to the annual retainer and Board meetings of the Board Group Funds, the Chair of the Board will

28

receive an additional 25% of such compensation (with the exception of reimbursable amounts). Each Board member will receive $2,500 for any separate in-person committee meetings attended, which are not held in conjunction with a regularly scheduled Board meeting, such amount to be allocated among the Board Group Funds, as applicable. In the event that there is a joint telephone meeting of the Board Group Funds, a fee of $2,000 will be allocated among the applicable Board Group Funds, accordingly (prior to January 1, 2012, the fee allocated was $2,500 if the meeting included DHF).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,500 per applicable committee meeting. Each Emeritus Board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members.The Board Group Funds also reimburse each Independent Board member and Emeritus Board members for travel and out-of-pocket expenses.

Dreyfus had agreed to waive a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average daily net assets until March 1, 2011.The reduction in management fee, pursuant to the undertaking, amounted to $34,647 during the period ended October 31, 2011.

Pursuant to a sub-investment advisory agreement between Dreyfus and Sarofim & Co., Dreyfus has agreed to pay Sarofim & Co. a monthly sub-investment advisory fee at the annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended October 31, 2011, the Distributor retained $10,278 from commissions earned on sales of the fund’s Class A shares and $13,251 and $1,996 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended October 31, 2011, Class A, Class B and Class C shares were charged $219,768, $8,651 and $147,272, respectively, pursuant to their respective Plans. During the period ended October 31, 2011, Class B and Class C shares were charged $2,884 and $49,091, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $113,406, Rule 12b-1 distribution plan fees $33,284 and service plan fees $4,321.

30

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2011, amounted to $27,810,442 and $16,506,884, respectively.

At October 31, 2011, the cost of investments for federal income tax purposes was $97,302,899; accordingly, accumulated net unrealized appreciation on investments was $29,643,270, consisting of $34,964,261 gross unrealized appreciation and $5,320,991 gross unrealized depreciation.

NOTE 5—Other Matters:

At the October 27, 2011 Board meeting, the Board of the Company approved a proposal to have shareholders consider the election of Francine J. Bovich as an additional Board member of the Company, and also consider the election of Joseph S. DiMartino and Benaree Pratt Wiley, current Board members of the Company not previously proposed to shareholders of the fund. A proxy statement was mailed, on December 1, 2011, to shareholders of record as of the close of business on November 1, 2011 asking shareholders to consider these elections at a special joint meeting of shareholders to be held on Wednesday, February 8, 2012.

The Fund	31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Tax Managed Growth Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Tax Managed Growth Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 22, 2011

32

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund designates $1,274,175 as ordinary income dividends paid during the year ended October 31, 2011 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund designates 100% of ordinary income dividends paid during the year ended October 31, 2011 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

The Fund	33

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

36

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

The Fund	37

OFFICERS OF THE FUND (Unaudited) (continued)

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Distributor since October 1999.

38

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
24	Statement of Financial Futures
25	Statement of Assets and Liabilities
26	Statement of Operations
27	Statement of Changes in Net Assets
28	Financial Highlights
29	Notes to Financial Statements
41	Report of Independent Registered Public Accounting Firm
42	Important Tax Information
43	Board Members Information
45	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus BASIC
S&P 500 Stock Index Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this annual report for Dreyfus BASIC S&P Stock Index Fund, covering the 12-month period from November 1, 2010, through October 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Investors were encouraged by expectations of a more robust economic recovery into the first quarter of 2011, but sentiment subsequently deteriorated due to disappointing economic data, rising commodity prices, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. Stocks have been sensitive to these macroeconomic developments, often regardless of underlying company fundamentals. Indeed, market declines were particularly severe during August and September after a major credit rating agency downgraded U.S. long-term debt, while October ranked as one of the best months of the past decade.

The economic outlook currently remains clouded by market turbulence and political infighting, but we believe that a continued subpar global expansion is more likely than a return to recession. Although Europe continues to struggle with a debt crisis, inflationary pressures appear to be waning in most countries as energy prices recently have retreated from their highs. In the United States, moderately low core inflation and an accommodative monetary policy could help support near-trend growth despite ongoing deleveraging activity in the private sector.To assess the potential impact of these and other developments on your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2010, through October 31, 2011, as provided by Thomas J. Durante, CFA, Karen Q.Wong, CFA and Richard A. Brown, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2011, Dreyfus BASIC S&P 500 Index Fund produced a total return of 7.94%.1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), the fund’s benchmark, produced an 8.07% return for the same period.2, 3

Although U.S. stocks rallied through the first quarter of 2011 as an economic recovery appeared to gain traction, renewed macroeconomic concerns later caused the market to give back many of its previous gains. The fund produced a lower return than its benchmark.The difference in return between the fund and the S&P 500 Index was primarily the result of transaction costs and operating expenses that are not reflected in the S&P 500 Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the S&P 500 Index by generally investing in all 500 stocks in the S&P 500 Index in proportion to their respective weightings. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks across 10 economic sectors. Each stock is weighted by its float-adjusted market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones.

Global Economic Concerns Weighed on Equities

Gains in employment, consumer spending and corporate earnings supported a U.S. stock market rally over the first several months of the reporting period. However, the rally was interrupted in February 2011 when political unrest in the Middle East led to sharply rising crude oil prices, and again in March when catastrophic natural and nuclear disasters in Japan disrupted the global industrial supply chain. Nonetheless, investors proved resilient, and stocks rebounded quickly from these unexpected shocks.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Investor sentiment began to deteriorate in earnest in late April when Greece appeared headed for default on its sovereign debt and pressures mounted on the banking systems of other European nations. In addition, U.S. economic data proved more disappointing than expected, and investors reacted cautiously to a contentious political debate regarding U.S. government spending and borrowing. Stocks suffered bouts of heightened volatility when newly risk-averse investors shifted their focus to industry groups that historically have held up well under uncertain economic conditions. Volatility was particularly severe in August and September, after a major credit-rating agency downgraded its assessment of long-term U.S. government debt. In contrast, the market rebounded strongly in October when some macroeconomic worries seemed to ease.

Large-Cap Stocks Produced Mixed Results

The energy and information technology sectors led the S&P 500 Index’s advance over the reporting period. In the energy sector, major integrated energy producers benefited from rising crude oil prices and improved results from their refinery operations. Energy giants Exxon Mobil and Chevron also were buoyed by increased domestic production of natural gas. Among information technology companies, resilient consumer spending helped support sales and earnings for a number of software and service companies. In addition, electronics innovator Apple continued to gain value on the success of its popular smartphone and tablet computer products, International Business Machines continued to grow its global consulting business and Intel captured market share from other semiconductor manufacturers.

The consumer discretionary sector also ranked among the market’s better performing industry groups for the reporting period. Casual dining leader McDonald’s fared well as consumers throughout the world, including Europe, opted for lower-cost restaurants. McDonald’s also did a good job of containing costs during the economic downturn. Internet retailer Amazon.com achieved strong sales growth, including greater market penetration of its Kindle e-book reader. Other winners

4

in the consumer discretionary sector included ubiquitous coffee chain Starbucks and big-box retailer Home Depot.

The financials sector proved to be the only component of the S&P 500 Index to post negative absolute returns for the reporting period, as large commercial and custodial banks lost value amid fears of contagion from Europe’s debt crisis. Indeed, Bank of America ranked at the bottom of the S&P 500 Index for the reporting period, as the company and several of its large rivals struggled with anemic loan demand, higher regulatory costs, investment write-offs and revenue shortfalls from investment banking operations. Although the industrials sector eked out a positive absolute return, its results were undermined by weakness among automobile manufacturers, most notably Ford Motor.

Index Funds Offer Diversification Benefits

As an index fund, we attempt to replicate the returns of the S&P 500 Index by closely approximating its composition. In our view, one of the greatest benefits of an index fund is that it offers a broadly diversified investment vehicle that can help investors manage risks by limiting the impact on the overall portfolio of unexpected losses in any single industry group or holding.

November 15, 2011

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. -- Reflects reinvestment of dividends daily and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.
3	“Standard & Poor’s®,” “S&P®,”“Standard & Poor’s® 500” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC, and have been licensed for use on behalf of the fund.The fund is not sponsored, managed, advised, sold or promoted by Standard &
Poor’s and its affiliates and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

The Fund	5

Average Annual Total Returns as of 10/31/11
	1Year	5 Years	10 Years
Fund	7.94%	0.14%	3.52%
Standard & Poor’s 500
Composite Stock Price Index	8.07%	0.25%	3.69%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus BASIC S&P 500 Stock Index Fund on
10/31/01 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”)
on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC S&P 500 Stock Index Fund from May 1, 2011 to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2011

Expenses paid per $1,000†	$.97
Ending value (after expenses)	$928.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2011

Expenses paid per $1,000†	$1.02
Ending value (after expenses)	$1,024.20

† Expenses are equal to the fund’s annualized expense ratio of .20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund	7

STATEMENT OF INVESTMENTS
October 31, 2011

Common Stocks—98.0%	Shares	Value ($)
Consumer Discretionary—10.1%
Abercrombie & Fitch, Cl. A	7,856	584,486
Amazon.com	34,750[a]	7,419,472
Apollo Group, Cl. A	11,086[a]	524,922
AutoNation	4,768[a,b]	185,666
AutoZone	2,778[a]	898,933
Bed Bath & Beyond	23,920[a]	1,479,213
Best Buy	29,509[b]	774,021
Big Lots	6,967[a]	262,586
Cablevision Systems (NY Group), Cl. A	21,298	308,182
CarMax	22,031[a,b]	662,252
Carnival	44,201	1,556,317
CBS, Cl. B	64,167	1,656,150
Chipotle Mexican Grill	2,995[a]	1,006,679
Coach	28,171	1,833,087
Comcast, Cl. A	264,467	6,201,751
D.R. Horton	26,451	294,400
Darden Restaurants	12,386[b]	593,042
DeVry	5,914	222,840
DIRECTV, Cl. A	70,729[a]	3,215,340
Discovery Communications, Cl. A	26,915[a]	1,169,726
Expedia	18,453[b]	484,576
Family Dollar Stores	11,264	660,408
GameStop, Cl. A	13,389[a,b]	342,357
Gannett	22,345	261,213
Gap	33,328	629,899
Genuine Parts	14,381[b]	825,901
Goodyear Tire & Rubber	23,381[a]	335,751
H&R Block	28,967[b]	442,905
Harley-Davidson	21,732	845,375
Harman International Industries	5,846	252,313
Hasbro	11,611	441,915
Home Depot	149,792	5,362,554
International Game Technology	29,492	518,764
Interpublic Group of Cos.	45,264	429,103
J.C. Penney	13,799[b]	442,672

8

Common Stocks (continued)	Shares	Value ($)
Consumer Discretionary (continued)
Johnson Controls	65,016	2,140,977
Kohl’s	26,136	1,385,469
Leggett & Platt	13,061	286,036
Lennar, Cl. A	13,520[b]	223,621
Limited Brands	23,568	1,006,589
Lowe’s	120,744	2,538,039
Macy’s	41,036	1,252,829
Marriott International, Cl. A	26,533[b]	835,789
Mattel	33,471	945,221
McDonald’s	99,148	9,205,892
McGraw-Hill	29,269	1,243,932
Netflix	5,012[a]	411,385
Newell Rubbermaid	26,817	396,892
News, Cl. A	218,616	3,830,152
NIKE, Cl. B	36,300	3,497,505
Nordstrom	16,198	821,077
O’Reilly Automotive	12,917[a]	982,338
Omnicom Group	27,024	1,202,028
Priceline.com	4,755[a]	2,414,209
Pulte Group	29,094[a,b]	150,707
Ralph Lauren	5,990	951,152
Ross Stores	11,266	988,366
Scripps Networks Interactive, Cl. A	8,978	381,385
Sears Holdings	4,131[a,b]	322,962
Staples	68,586	1,026,047
Starbucks	71,766	3,038,572
Starwood Hotels &
Resorts Worldwide	18,801[c]	942,118
Target	64,662	3,540,245
Tiffany & Co.	12,306	981,157
Time Warner	100,061	3,501,134
Time Warner Cable	31,150	1,983,944
TJX	36,996[b]	2,180,174
Urban Outfitters	11,981[a,b]	326,482
VF	8,420	1,163,812

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Consumer Discretionary (continued)
Viacom, Cl. B	55,024	2,412,802
Walt Disney	177,728	6,199,153
Washington Post, Cl. B	493[b]	167,699
Whirlpool	6,894[b]	350,284
Wyndham Worldwide	15,825	532,828
Wynn Resorts	7,648	1,015,654
Yum! Brands	44,589	2,388,633
		112,290,061
Consumer Staples—10.8%
Altria Group	198,308	5,463,385
Archer-Daniels-Midland	65,378	1,892,039
Avon Products	41,405	756,883
Beam	14,852	734,134
Brown-Forman, Cl. B	9,942	742,966
Campbell Soup	16,952[b]	563,654
Clorox	12,530	838,758
Coca-Cola	219,773	15,014,891
Coca-Cola Enterprises	31,308	839,681
Colgate-Palmolive	46,761	4,225,792
ConAgra Foods	38,528	975,914
Constellation Brands, Cl. A	16,689[a]	337,452
Costco Wholesale	41,804	3,480,183
CVS Caremark	129,673	4,707,130
Dean Foods	16,760[a]	162,907
Dr. Pepper Snapple Group	20,278	759,411
Estee Lauder, Cl. A	10,962	1,079,209
General Mills	61,148	2,356,032
H.J. Heinz	30,866	1,649,479
Hershey	14,766	845,058
Hormel Foods	13,526[b]	398,611
J.M. Smucker	10,820	833,356
Kellogg	24,041	1,303,263
Kimberly-Clark	37,617	2,622,281
Kraft Foods, Cl. A	168,052	5,912,069
Kroger	58,220	1,349,540
Lorillard	13,263	1,467,684

10

Common Stocks (continued)	Shares	Value ($)
Consumer Staples (continued)
McCormick & Co.	12,210[b]	592,918
Mead Johnson Nutrition	19,616	1,409,410
Molson Coors Brewing, Cl. B	15,576	659,488
PepsiCo	151,033	9,507,527
Philip Morris International	168,177	11,750,527
Procter & Gamble	263,103	16,835,961
Reynolds American	32,474	1,256,094
Safeway	34,506[b]	668,381
Sara Lee	56,273	1,001,659
SUPERVALU	20,377[b]	163,424
Sysco	55,973	1,551,572
Tyson Foods, Cl. A	26,951	520,154
Wal-Mart Stores	168,550	9,560,156
Walgreen	87,615	2,908,818
Whole Foods Market	15,081	1,087,642
		120,785,493
Energy—12.0%
Alpha Natural Resources	21,006[a]	504,984
Anadarko Petroleum	47,608	3,737,228
Apache	36,683	3,654,727
Baker Hughes	41,629	2,414,066
Cabot Oil & Gas	9,929	771,682
Cameron International	23,547[a]	1,157,100
Chesapeake Energy	63,033	1,772,488
Chevron	192,015	20,171,176
ConocoPhillips	131,506	9,159,393
Consol Energy	21,804	932,339
Denbury Resources	35,771[a]	561,605
Devon Energy	40,500	2,630,475
Diamond Offshore Drilling	6,451[b]	422,799
El Paso	73,822	1,846,288
EOG Resources	25,710	2,299,245
EQT	14,401	914,464
Exxon Mobil	465,528	36,353,082
FMC Technologies	23,119[a]	1,036,194
Halliburton	87,542	3,270,569

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Helmerich & Payne	9,871[b]	524,940
Hess	29,001	1,814,303
Marathon Oil	68,271	1,777,094
Marathon Petroleum	34,348	1,233,093
Murphy Oil	18,613	1,030,602
Nabors Industries	28,164[a]	516,246
National Oilwell Varco	40,508	2,889,436
Newfield Exploration	11,979[a]	482,275
Noble	24,311[a]	873,737
Noble Energy	16,935	1,512,973
Occidental Petroleum	77,700	7,221,438
Peabody Energy	26,004	1,127,793
Pioneer Natural Resources	11,246	943,539
QEP Resources	15,930	566,312
Range Resources	15,459	1,064,198
Rowan	12,551[a,b]	432,884
Schlumberger	129,658	9,525,973
Southwestern Energy	33,411[a]	1,404,598
Spectra Energy	62,344	1,784,909
Sunoco	11,226[b]	417,944
Tesoro	13,231[a]	343,212
Valero Energy	54,797	1,348,006
Williams	56,441	1,699,439
		134,144,848
Financial—13.7%
ACE	32,300	2,330,445
Aflac	44,857	2,022,602
Allstate	50,222	1,322,847
American Express	100,007	5,062,354
American International Group	41,961[a]	1,036,017
Ameriprise Financial	22,332	1,042,458
Aon	31,717	1,478,647
Apartment Investment & Management, Cl. A	10,170[c]	250,894
Assurant	8,962	345,395
AvalonBay Communities	8,879[c]	1,187,034
Bank of America	968,421	6,614,315

12

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Bank of New York Mellon	118,913	2,530,469
BB&T	66,847[b]	1,560,209
Berkshire Hathaway, Cl. B	168,285[a]	13,102,670
BlackRock	9,620	1,517,940
Boston Properties	13,972[c]	1,383,088
Capital One Financial	43,999[b]	2,008,994
CBRE Group	31,010[a]	551,358
Charles Schwab	103,036	1,265,282
Chubb	28,053[b]	1,880,954
Cincinnati Financial	16,022[b]	463,677
Citigroup	279,101	8,816,801
CME Group	6,432	1,772,402
Comerica	19,700	503,335
Discover Financial Services	52,373	1,233,908
E*TRADE Financial	23,390[a]	253,782
Equity Residential	28,255[c]	1,658,003
Federated Investors, Cl. B	8,548[b]	167,028
Fifth Third Bancorp	88,447	1,062,248
First Horizon National	21,903	153,102
Franklin Resources	13,831	1,474,800
Genworth Financial, Cl. A	43,345[a]	276,541
Goldman Sachs Group	48,439	5,306,492
Hartford Financial Services Group	42,932	826,441
HCP	38,969[b,c]	1,552,915
Health Care REIT	17,025[b,c]	897,047
Host Hotels & Resorts	67,485[c]	963,011
Hudson City Bancorp	46,730[b]	292,063
Huntington Bancshares	76,897	398,326
IntercontinentalExchange	6,715[a]	872,144
Invesco	44,534	893,797
Janus Capital Group	16,766[b]	109,985
JPMorgan Chase & Co.	373,365	12,978,167
KeyCorp	87,135	615,173
Kimco Realty	39,279[b,c]	686,204
Legg Mason	12,591[b]	346,253
Leucadia National	18,166	487,394

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Lincoln National	30,567	582,301
Loews	29,865	1,185,641
M&T Bank	12,079[b]	919,333
Marsh & McLennan	52,546	1,608,959
MetLife	101,150	3,556,434
Moody’s	19,237[b]	682,721
Morgan Stanley	142,323	2,510,578
NASDAQ OMX Group	13,159[a]	329,633
Northern Trust	23,277	942,020
NYSE Euronext	23,703	629,789
People’s United Financial	33,414	426,029
Plum Creek Timber	15,802[b,c]	595,103
PNC Financial Services Group	50,401	2,707,038
Principal Financial Group	30,979[b]	798,639
Progressive	62,804	1,193,904
ProLogis	43,657[c]	1,299,232
Prudential Financial	46,744	2,533,525
Public Storage	13,420[c]	1,731,851
Regions Financial	122,961	483,237
Simon Property Group	28,067[c]	3,604,925
SLM	50,875	695,461
State Street	48,337	1,952,331
SunTrust Banks	51,643	1,018,916
T. Rowe Price Group	24,944	1,318,041
Torchmark	10,783	441,348
Travelers	40,141	2,342,227
U.S. Bancorp	184,273	4,715,546
Unum Group	28,531	680,179
Ventas	27,592[c]	1,534,391
Vornado Realty Trust	17,616[c]	1,458,781
Wells Fargo & Co.	505,290	13,092,064
Weyerhaeuser	51,859[c]	932,425
XL Group	31,384	682,288
Zions Bancorporation	16,958[b]	294,391
		153,034,292

14

Common Stocks (continued)	Shares	Value ($)
Health Care—11.3%
Abbott Laboratories	148,545	8,002,119
Aetna	36,424	1,448,218
Agilent Technologies	33,445[a]	1,239,806
Allergan	29,193	2,455,715
AmerisourceBergen	25,202	1,028,242
Amgen	88,903	5,091,475
Baxter International	54,594	3,001,578
Becton Dickinson & Co.	20,977	1,641,031
Biogen Idec	23,149[a]	2,693,618
Boston Scientific	147,027[a]	865,989
Bristol-Myers Squibb	163,136	5,153,466
C.R. Bard	8,257	709,689
Cardinal Health	33,650	1,489,686
CareFusion	21,833[a]	558,925
Celgene	44,314[a]	2,872,877
Cerner	13,926[a]	883,326
CIGNA	25,994	1,152,574
Coventry Health Care	14,545[a]	462,676
Covidien	47,474	2,233,177
DaVita	8,685[a]	607,950
DENTSPLY International	13,077[b]	483,326
Edwards Lifesciences	11,050[a]	833,391
Eli Lilly & Co.	97,467	3,621,874
Express Scripts	46,773[a]	2,138,929
Forest Laboratories	27,536[a]	861,877
Gilead Sciences	73,878[a]	3,077,757
Hospira	16,180[a]	508,861
Humana	16,178	1,373,350
Intuitive Surgical	3,771[a]	1,636,086
Johnson & Johnson	261,835	16,859,556
Laboratory Corp. of America Holdings	9,656[a,b]	809,656
Life Technologies	16,644[a]	676,911
McKesson	23,589	1,923,683
Medco Health Solutions	36,934[a]	2,026,199
Medtronic	102,313	3,554,354

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Merck & Co.	294,930	10,175,085
Mylan	42,327[a]	828,339
Patterson	8,749	275,331
PerkinElmer	11,378	235,183
Pfizer	747,021	14,387,624
Quest Diagnostics	15,173[b]	846,653
St. Jude Medical	31,560	1,230,840
Stryker	32,013	1,533,743
Tenet Healthcare	41,625[a]	196,886
Thermo Fisher Scientific	36,728[a]	1,846,317
UnitedHealth Group	103,604	4,971,956
Varian Medical Systems	10,930[a,b]	641,810
Waters	8,413[a]	674,050
Watson Pharmaceuticals	12,186[a]	818,412
WellPoint	34,537	2,379,599
Zimmer Holdings	18,461[a,b]	971,602
		125,991,377
Industrial—10.7%
3M	67,936	5,368,303
Avery Dennison	9,802	260,733
Boeing	70,606	4,645,169
C.H. Robinson Worldwide	15,773	1,095,119
Caterpillar	61,617	5,820,342
Cintas	10,888[b]	325,442
CSX	105,630	2,346,042
Cummins	18,820	1,871,273
Danaher	54,423	2,631,352
Deere & Co.	39,634	3,008,221
Dover	17,948	996,652
Dun & Bradstreet	4,467	298,664
Eaton	32,757	1,468,169
Emerson Electric	71,929	3,461,223
Equifax	11,676	410,411
Expeditors International of Washington	20,443	932,201
Fastenal	28,382[b]	1,081,070
FedEx	30,234	2,474,048

16

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Flowserve	4,952	459,001
Fluor	16,242	923,358
Ford Motor	363,339[a]	4,243,800
General Dynamics	34,650	2,224,184
General Electric	1,013,067	16,928,350
Goodrich	12,007	1,472,418
Honeywell International	75,302	3,945,825
Illinois Tool Works	47,907	2,329,717
Ingersoll-Rand	31,900	993,047
Iron Mountain	19,389[b]	599,702
Jacobs Engineering Group	11,640[a]	451,632
Joy Global	10,125	882,900
L-3 Communications Holdings	10,295	697,795
Lockheed Martin	26,364[b]	2,001,028
Masco	32,014	307,334
Norfolk Southern	33,835	2,503,452
Northrop Grumman	26,182	1,512,011
PACCAR	35,095	1,517,508
Pall	10,788	552,022
Parker Hannifin	14,858	1,211,670
Pitney Bowes	18,302[b]	372,995
Precision Castparts	13,783	2,248,696
Quanta Services	18,782[a]	392,356
R.R. Donnelley & Sons	19,526[b]	318,274
Raytheon	34,181	1,510,458
Republic Services	29,210	831,317
Robert Half International	13,148[b]	347,502
Rockwell Automation	13,901[b]	940,403
Rockwell Collins	14,326	799,821
Roper Industries	8,670	703,137
Ryder System	4,585	233,560
Snap-on	5,560	298,405
Southwest Airlines	72,327	618,396
Stanley Black & Decker	16,173	1,032,646
Stericycle	8,282[a,b]	692,210
Textron	27,173[b]	527,700

The Fund	17

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Tyco International	45,000	2,049,750
Union Pacific	46,915	4,671,327
United Parcel Service, Cl. B	94,275	6,621,876
United Technologies	87,489	6,822,392
W.W. Grainger	5,811	995,482
Waste Management	45,494[b]	1,498,117
Xylem	17,726	473,993
		119,252,001
Information Technology—19.3%
Accenture, Cl. A	62,132	3,744,074
Adobe Systems	48,462[a]	1,425,267
Advanced Micro Devices	57,047[a,b]	332,584
Akamai Technologies	18,433[a]	496,585
Altera	30,968	1,174,307
Amphenol, Cl. A	16,982	806,475
Analog Devices	28,832	1,054,386
Apple	88,737[a]	35,918,963
Applied Materials	126,520	1,558,726
Autodesk	22,525[a]	779,365
Automatic Data Processing	46,894	2,453,963
BMC Software	16,442[a]	571,524
Broadcom, Cl. A	45,772[a]	1,651,911
CA	35,445	767,739
Cisco Systems	525,627	9,739,868
Citrix Systems	18,081[a]	1,316,839
Cognizant Technology Solutions, Cl. A	29,169[a]	2,122,045
Computer Sciences	13,702	431,065
Compuware	20,796[a]	175,726
Corning	150,399	2,149,202
Dell	148,622[a]	2,349,714
eBay	109,302[a]	3,479,083
Electronic Arts	32,089[a]	749,278
EMC	196,792[a]	4,823,372
F5 Networks	7,913[a]	822,556
Fidelity National Information Services	23,771	622,325
First Solar	5,256[a,b]	261,591
Fiserv	13,353[a]	786,091

18

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
FLIR Systems	14,691[b]	386,373
Google, Cl. A	24,107[a]	14,286,772
Harris	11,445[b]	432,049
Hewlett-Packard	198,324	5,277,402
Intel	502,733	12,337,068
International
Business Machines	114,350	21,112,441
Intuit	29,045	1,558,845
Jabil Circuit	18,243	375,076
JDS Uniphase	20,883[a]	250,596
Juniper Networks	51,244[a]	1,253,941
KLA-Tencor	15,246	717,934
Lexmark International, Cl. A	7,518	238,321
Linear Technology	22,009	711,111
LSI	55,300[a]	345,625
MasterCard, Cl. A	10,193	3,539,417
MEMC Electronic Materials	21,958[a,b]	131,528
Microchip Technology	18,573[a,b]	671,600
Micron Technology	95,874[a]	535,936
Microsoft	713,693	19,005,645
Molex	12,446[b]	307,292
Monster Worldwide	11,979[a]	110,566
Motorola Mobility Holdings	25,104[a]	976,044
Motorola Solutions	28,979	1,359,405
NetApp	35,316[a]	1,446,543
Novellus Systems	6,699[a,b]	231,450
NVIDIA	57,882[a]	856,654
Oracle	378,103	12,390,435
Paychex	31,022	903,981
QUALCOMM	160,769	8,295,680
Red Hat	18,635[a]	925,228
SAIC	25,700[a]	319,451
Salesforce.com	12,943[a,b]	1,723,619
SanDisk	22,969[a]	1,163,839
Symantec	72,582[a]	1,234,620
TE Connectivity	41,400	1,471,770
Tellabs	33,419	144,704

The Fund	19

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
Teradata	16,265[a]	970,370
Teradyne	16,342[a,b]	234,017
Texas Instruments	111,148	3,415,578
Total System Services	14,787	294,113
VeriSign	16,074[b]	515,815
Visa, Cl. A	48,904	4,560,787
Western Digital	22,446[a]	597,961
Western Union	58,370[b]	1,019,724
Xerox	134,724	1,102,042
Xilinx	25,602[b]	856,643
Yahoo!	120,946[a]	1,891,595
		215,052,230
Materials—3.5%
Air Products & Chemicals	20,323	1,750,623
Airgas	6,628	457,001
AK Steel Holding	10,844[b]	90,331
Alcoa	102,174	1,099,392
Allegheny Technologies	9,716	450,822
Ball	15,153	523,839
Bemis	9,859[b]	277,136
CF Industries Holdings	6,865	1,113,984
Cliffs Natural Resources	13,966	952,761
Dow Chemical	112,512	3,136,835
E.I. du Pont de Nemours & Co.	88,829	4,270,010
Eastman Chemical	13,882	545,424
Ecolab	22,293[b]	1,200,255
FMC	6,612[a,b]	521,621
Freeport-McMoRan Copper & Gold	90,613	3,648,079
International Flavors & Fragrances	7,897	478,242
International Paper	42,031	1,164,259
MeadWestvaco	15,819	441,508
Monsanto	51,277	3,730,402
Mosaic	26,471	1,550,142
Newmont Mining	47,253[b]	3,157,918
Nucor	30,390	1,148,134
Owens-Illinois	14,761[a]	296,401

20

Common Stocks (continued)	Shares	Value ($)
Materials (continued)
PPG Industries	14,687	1,269,104
Praxair	29,109	2,959,512
Sealed Air	13,962	248,524
Sherwin-Williams	8,157	674,665
Sigma-Aldrich	11,748	769,259
Titanium Metals	7,164[b]	119,997
United States Steel	12,653[b]	320,880
Vulcan Materials	11,603[b]	363,058
		38,730,118
Telecommunication Services—3.0%
American Tower, Cl. A	38,010[a]	2,094,351
AT&T	567,237	16,625,716
CenturyLink	58,906	2,077,026
Frontier Communications	96,003[b]	600,979
MetroPCS Communications	24,326[a]	206,771
Sprint Nextel	287,837[a]	739,741
Verizon Communications	270,319	9,996,397
Windstream	49,282[b]	599,762
		32,940,743
Utilities—3.6%
AES	59,265[a]	664,953
Ameren	21,901	698,204
American Electric Power	46,189	1,814,304
CenterPoint Energy	40,986	854,148
CMS Energy	24,728	514,837
Consolidated Edison	28,061	1,623,890
Constellation Energy Group	18,290	726,113
Dominion Resources	55,122	2,843,744
DTE Energy	16,312	850,018
Duke Energy	127,497[b]	2,603,489
Edison International	31,304	1,270,942
Entergy	16,517	1,142,481
Exelon	63,412[b]	2,814,859
FirstEnergy	40,097	1,802,761
Integrys Energy Group	7,680	406,349
NextEra Energy	40,417	2,279,519

The Fund	21

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Utilities (continued)
Nicor	4,328	243,450
NiSource	27,288[b]	602,792
Northeast Utilities	17,237	595,883
NRG Energy	22,467[a]	481,243
ONEOK	9,766	742,704
Pepco Holdings	20,828[b]	412,394
PG&E	38,167	1,637,364
Pinnacle West Capital	9,666	440,576
PPL	55,360	1,625,923
Progress Energy	28,270	1,472,867
Public Service Enterprise Group	48,517	1,635,023
SCANA	10,587[b]	447,618
Sempra Energy	23,002	1,235,897
Southern	81,247	3,509,870
TECO Energy	18,734	347,890
Wisconsin Energy	21,156	686,089
Xcel Energy	46,523	1,202,620
		40,230,814
Total Common Stocks
(cost $915,454,079)		1,092,451,977
	Principal
Short-Term Investments—.1%	Amount ($)	Value ($)
U.S. Treasury Bills;
0.02%, 3/22/12
(cost $1,529,892)	1,530,000[d]	1,529,804

Other Investment—1.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $19,954,478)	19,954,478[e]	19,954,478

22

Investment of Cash Collateral
for Securities Loaned—3.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $35,765,124)	35,765,124[e]	35,765,124
Total Investments (cost $972,703,573)	103.1%	1,149,701,383
Liabilities, Less Cash and Receivables	(3.1%)	(34,260,608)
Net Assets	100.0%	1,115,440,775

REIT—Real Estate Investment Trust
a Non-income producing security.
b Security, or portion thereof, on loan.At October 31, 2011, the market value of the fund’s securities on loan was
$34,903,924 and the market value of the collateral held by the fund was $36,610,314, consisting of cash collateral of $35,765,124 and U.S. Government securities valued at $845,190.
c Investment in real estate investment trust.
d Held by a broker as collateral for open financial futures positions.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	19.3	Short-Term/
Financial	13.7	Money Market Investments	5.1
Energy	12.0	Utilities	3.6
Health Care	11.3	Materials	3.5
Consumer Staples	10.8	Telecommunication Services	3.0
Industrial	10.7
Consumer Discretionary	10.1		103.1

† Based on net assets.
See notes to financial statements.

The Fund 23

STATEMENT OF FINANCIAL FUTURES
October 31, 2011

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 10/31/2011	($)
Financial Futures Long
Standard & Poor’s 500 E-mini	354	22,112,610	December 2011	1,373,118

See notes to financial statements.

24

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $34,903,924)—Note 1(b):
Unaffiliated issuers	916,983,971	1,093,981,781
Affiliated issuers	55,719,602	55,719,602
Cash		317,999
Dividends, interest and securities lending income receivable		1,253,768
Receivable for investment securities sold		809,329
Receivable for shares of Capital Stock subscribed		540,402
		1,152,622,881
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		181,980
Liability for securities on loan—Note 1(b)		35,765,124
Payable for futures variation margin—Note 4		566,795
Payable for investment securities purchased		473,639
Payable for shares of Capital Stock redeemed		194,568
		37,182,106
Net Assets ($)		1,115,440,775
Composition of Net Assets ($):
Paid-in capital		979,695,575
Accumulated undistributed investment income—net		6,244,686
Accumulated net realized gain (loss) on investments		(48,870,414)
Accumulated net unrealized appreciation (depreciation)
on investments (including $1,373,118 net unrealized
appreciation on financial futures)		178,370,928
Net Assets ($)		1,115,440,775
Shares Outstanding
(150 million shares of $.001 par value Capital Stock authorized)		43,323,498
Net Asset Value, offering and redemption price per share ($)		25.75

See notes to financial statements.

The Fund	25

STATEMENT OF OPERATIONS
Year Ended October 31, 2011

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	21,087,012
Affiliated issuers	24,100
Income from securities lending—Note 1(b)	116,285
Interest	1,176
Total Income	21,228,573
Expenses:
Management fee—Note 3(a)	2,084,126
Directors’ fees—Note 3(a)	69,400
Loan commitment fees—Note 2	13,830
Total Expenses	2,167,356
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(69,400)
Net Expenses	2,097,956
Investment Income—Net	19,130,617
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(4,432,157)
Net realized gain (loss) on financial futures	1,869,139
Net Realized Gain (Loss)	(2,563,018)
Net unrealized appreciation (depreciation) on investments	59,131,331
Net unrealized appreciation (depreciation) on financial futures	673,244
Net Unrealized Appreciation (Depreciation)	59,804,575
Net Realized and Unrealized Gain (Loss) on Investments	57,241,557
Net Increase in Net Assets Resulting from Operations	76,372,174

See notes to financial statements.

26

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2011	2010
Operations ($):
Investment income—net	19,130,617	16,770,506
Net realized gain (loss) on investments	(2,563,018)	(10,787,084)
Net unrealized appreciation
(depreciation) on investments	59,804,575	128,001,219
Net Increase (Decrease) in Net Assets
Resulting from Operations	76,372,174	133,984,641
Dividends to Shareholders from ($):
Investment income—net	(18,338,879)	(16,695,148)
Capital Stock Transactions ($):
Net proceeds from shares sold	312,797,098	194,007,574
Dividends reinvested	15,173,762	13,410,822
Cost of shares redeemed	(194,058,972)	(256,524,610)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	133,911,888	(49,106,214)
Total Increase (Decrease) in Net Assets	191,945,183	68,183,279
Net Assets ($):
Beginning of Period	923,495,592	855,312,313
End of Period	1,115,440,775	923,495,592
Undistributed investment income—net	6,244,686	5,621,151
Capital Share Transactions (Shares):
Shares sold	12,211,660	8,503,079
Shares issued for dividends reinvested	587,759	591,305
Shares redeemed	(7,500,634)	(11,304,258)
Net Increase (Decrease) in Shares Outstanding	5,298,785	(2,209,874)

See notes to financial statements.

The Fund	27

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	24.29	21.26	20.18	32.30	28.73
Investment Operations:
Investment income—net[a]	.48	.43	.44	.56	.55
Net realized and unrealized
gain (loss) on investments	1.45	3.02	1.42	(12.08)	3.54
Total from Investment Operations	1.93	3.45	1.86	(11.52)	4.09
Distributions:
Dividends from investment income—net	(.47)	(.42)	(.46)	(.60)	(.52)
Dividends from net realized
gain on investments	—	—	(.32)	—	—
Total Distributions	(.47)	(.42)	(.78)	(.60)	(.52)
Net asset value, end of period	25.75	24.29	21.26	20.18	32.30
Total Return (%)	7.94	16.39	9.84	(36.23)	14.41
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.21	.21	.21	.21	.21
Ratio of net expenses
to average net assets	.20	.20	.20	.20	.20
Ratio of net investment income
to average net assets	1.84	1.85	2.38	2.07	1.82
Portfolio Turnover Rate	2.12	7.64	4.99	4.84	8.00
Net Assets, end of period
($ x 1,000)	1,115,441	923,496	855,312	866,815	1,664,428

a Based on average shares outstanding at each month end.
See notes to financial statements.

28

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC S&P 500 Stock Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series including the fund.The fund’s investment objective seeks to match the total return of the Standard & Poor’s 500 Composite Stock Price Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All preceding securities are categorized within Level 1 of the fair value hierarchy.

30

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service approved by the Board of Directors. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.These securities are generally categorized within Level 1 of the fair value hierarchy.

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of October 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	1,092,451,977	—	—	1,092,451,977
Mutual Funds	55,719,602	—	—	55,719,602
U.S. Treasury	—	1,529,804	—	1,529,804
Other Financial
Instruments:
Futures††	1,373,118	—	—	1,373,118

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation at period end.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim

32

and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2011,The Bank of NewYork Mellon earned $49,836 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2011 were as follows:

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

34

Each of the tax years in the four-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $5,984,848, accumulated capital losses $24,124,819 and unrealized appreciation $153,885,171.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2011. If not applied, $17,732,628 of the carryover expires in fiscal 2017, $6,259,621 expires in fiscal 2018 and $132,570 expires in fiscal 2019.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, the 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act. As a result of this ordering rule, capital loss carryovers related to taxable years beginning prior to the effective date of the 2010 Act may be more likely to expire unused.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2011 and October 31, 2010 were as follows: ordinary income $18,338,879 and $16,695,148, respectively.

During the period ended October 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $168,203 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2011, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee And Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third and/or affiliated parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .20% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Board member who is not an “interested person” of the Company (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Company, Dreyfus Investment Funds, The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person

36

committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by tele-phone.The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund (“DHF”), a $2,500 fee is allocated between the Board Group Open-End Funds and DHF.The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets.Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.

Effective January 1, 2012, the Board Group Open-End Funds and DHF (collectively, the “Board Group Funds”) will pay each Trustee their respective allocated portions of an annual retainer of $85,000 and a fee of $10,000 for each regularly scheduled Board meeting attended ($75,000 and $8,000, respectively, in the aggregate, prior to January 1, 2012).With respect to the annual retainer and Board meetings of the Board Group Funds, the Chair of the Board will receive an additional 25% of such compensation (with the exception of reimbursable amounts). Each Trustee will receive $2,500 for any separate in-person committee meetings attended, which are not held in conjunction with a regularly scheduled Board meeting, such amount to be allocated among the Board Group Funds, as applicable. In the event that there is a joint telephone meeting of the Board Group Funds, a fee of $2,000 will be allocated among the applicable Board Group Funds, accord-

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

ingly (prior to January 1, 2012, the fee allocated was $2,500 if the meeting included DHF).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,500 per applicable committee meeting. Each Emeritus Trustee is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Trustee became Emeritus and a per meeting attended fee of one-half the amount paid to Trustees.The Board Group Funds also reimburse each Independent Trustee and Emeritus Trustees for travel and out-of-pocket expenses.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $181,980.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2011, amounted to $151,744,742 and $21,704,305, respectively.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a

38

realized gain or loss. There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at October 31, 2011 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2011:

Average Market Value ($)
Equity futures contracts	19,685,918

At October 31, 2011, the cost of investments for federal income tax purposes was $995,816,212; accordingly, accumulated net unrealized appreciation on investments was $153,885,171, consisting of $315,292,279 gross unrealized appreciation and $161,407,108 gross unrealized depreciation.

NOTE 5—Other Matters:

At the October 27, 2011 Board meeting, the Board of the Company approved a proposal to have shareholders consider the election of Francine J. Bovich as an additional Board member of the Company, and also consider the election of Joseph S. DiMartino and Benaree Pratt Wiley, current Board members of the Company not previously proposed to shareholders of the fund.A proxy statement was mailed, on December 1, 2011, to shareholders of record as of the close of business on November 1, 2011 asking shareholders to consider these elections at a special joint meeting of shareholders to be held on Wednesday, February 8, 2012.

NOTE 6—Pending Legal Matters:

The fund and more than two hundred other entities have been named as defendants in two pending litigations (Deutsche Bank Trust Co., Americas et al. v. Adaly Opportunity Fund TD Secs. Inc. et al., No. 11- cv-04784, filed July 12, 2011 in the United States District Court for the Southern District of New York (“Deutsche Bank v.

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

Adaly”), and Niese et al. v. Alliance Bernstein L.P. et al., No. 11-cv-04538, filed July 1, 2011 in the United States District Court for the Southern District of New York) against shareholders of the Tribune Company who received payment for their shares in June or December 2007, as part of a leveraged buyout of the company (the “LBO”). Approximately one year after the LBO was concluded, the Tribune Company filed for bankruptcy.Thereafter, in approximately June 2011, certain Tribune Company creditors filed dozens of complaints in various courts throughout the country, including complaints in the two actions referred to above, alleging that the payments made to shareholders in the LBO were “fraudulent conveyances,” and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims. In Deutsche Bank v. Adaly, the fund and eleven other defendants are named as shareholder defendants class representatives.

In addition, there is a case pending in United States Bankruptcy Court for the District of Delaware brought by the Unsecured Creditors Committee of the Tribune Company (The Official Committee of Unsecured Creditors of Tribune Co. v. Fitzsimons et al., Bankr. D. Del. Adv. Pro. No. 10-54010 (KJC), filed Nov. 1, 2010). In this case, the Creditors Committee seeks recovery for alleged “fraudulent conveyances” from approximately 27,000 Tribune shareholders, including the fund, in an Amended Complaint filed in December 2010.

At this early stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcomes of the pending litigations. Consequently, at this time, management is unable to estimate the possible loss or range of loss that may result.

40

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC S&P 500 Stock Index Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments and financial futures, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC S&P 500 Stock Index Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 22, 2011

The Fund	41

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund designates the maximum amount allowable, but not less than $17,978,672 as ordinary income dividends paid during the year ended October 31, 2011 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.Also, the fund designates the maximum amount allowable but not less than 99.50% of ordinary income dividends paid during the year ended October 31, 2011 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

42

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

The Fund	45

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

46

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Distributor since October 1999.

The Fund	47

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
23	Report of Independent Registered Public Accounting Firm
24	Important Tax Information
25	Board Members Information
27	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
U.S. Treasury Reserves

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this annual report for Dreyfus U.S.Treasury Reserves, covering the 12-month period from November 1, 2010, through October 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period was mostly characterized by intensifying macroeconomic concerns amid fluctuating U.S. economic data, volatile commodity prices, the ongoing sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States.Toward the end of the reporting period, in the wake of the downgrade of U.S. long-term debt over the summer, October proved to be one of the strongest months of stock market performance of the past decade.

The economic outlook currently remains clouded by market turbulence and political infighting, but we believe that a continued subpar global expansion is more likely than a return to recession. Although Europe continues to struggle with a debt crisis, inflationary pressures appear to be waning in most countries as energy prices recently have retreated from their highs. In the United States, moderately low core inflation and an accommodative monetary policy could help support near-trend growth despite ongoing deleveraging activity in the private sector.To assess the potential impact of these and other developments on your investments, as well as to assess your liquid asset allocations, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2010, through October 31, 2011, as provided by Patricia A. Larkin, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2011, Dreyfus U.S. Treasury Reserves’ Investor shares produced a yield of 0.00%, and Class R shares produced a yield of 0.00%. Taking into account the effects of compounding, the fund’s Investor shares and Class R shares also produced effective yields of 0.00% and 0.00%, respectively.1

Yields of U.S. Treasury bills hovered near historically low levels throughout the reporting period as the Federal Reserve Board (the “Fed”) left short-term interest rates within a historically low range between 0% and 0.25%.

The Fund’s Investment Approach

The fund seeks a high level of current income consistent with stability of principal.As a U.S.Treasury money market fund, we attempt to provide shareholders with an investment vehicle that is made up of direct U.S. Treasury obligations with remaining maturities of 13 months or less, as well as repurchase agreements with securities dealers, which are backed by U.S. Treasuries. To pursue its goal, the fund normally invests only in direct obligations of the U.S.Treasury and in repurchase agreements secured by these obligations.

Mixed Economic Data Sparked Shifts in Market Sentiment

Although a U.S. economic recovery seemed to gain momentum over the opening months of the reporting period, economic headwinds intensified in February, when energy prices surged higher amid unrest in the Middle East, and in March when devastating natural and nuclear disasters in Japan disrupted the global industrial supply chain. Indeed, these factors helped produce an annualized U.S. GDP growth rate of just 0.4% for the first quarter of 2011.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

In late April, a European sovereign debt crisis worsened as Greece teetered on the brink of default, and a contentious debate about government spending, borrowing and taxes dominated headlines in the United States. May saw mixed economic data. While industrial production picked up, the unemployment rate climbed to 9.1% in May from 8.8% in March. The U.S. housing market continued to deteriorate, posting declines in existing home sales and housing starts.

The Fed ended its massive quantitative easing program in June, and investors were relieved when the program’s termination had relatively little immediate impact on the financial markets. Meanwhile, energy prices moderated even as manufacturing activity increased.These positive developments were largely offset by declining consumer confidence, weakness in U.S. housing markets and sluggish job creation. In fact, the unemployment rate crept higher to 9.2% in June, and it later was announced that U.S. gross domestic product grew at a sluggish 1.3% annualized rate during the second quarter of 2011.

July saw heightened turmoil in the financial markets when Greece moved closer to insolvency, and an unprecedented default on U.S. government debt loomed as the U.S. Congress continued to engage in a rancorous debate about federal budget deficits. Some of these worries came to a head in early August, when Congress passed legislation raising the U.S. debt ceiling, and Standard & Poor’s downgraded its credit rating on long-term U.S. debt securities.The rating on short-term government debt, including securities purchased by many money market funds, was unchanged. Later in the month, hurricanes, drought and wildfires inflicted additional damage on an already battered economy.

September brought more market turbulence when investors apparently believed that the U.S. economy was headed for recession. However, the data seemed to tell a somewhat different story, as the unemployment rate moderated to 9.0%, existing-home sales moved higher and evidence emerged that U.S. households had reduced their debt-service burdens to a level not seen since 1994.

Economic sentiment changed dramatically in October, when new data suggested that the U.S. economy continued to show resilience and it

4

appeared that European officials had finally agreed on measures to address the debt crisis. Meanwhile, the U.S. industrial and manufacturing sectors continued to improve, and housing starts surged to their highest level in nearly 18 months.While these developments provided no guarantee that a return to recession had been avoided, they sparked strong rebounds among investments that had been severely punished during the summer downturn. It later was announced that U.S. GDP grew at an annualized 2.0% rate during the third quarter.

Outlook Clouded by Macroeconomic Developments

Yields of U.S. Treasury bills remained near zero percent throughout the reporting period and yield differences along the market’s maturity spectrum remained relatively narrow, so it made little sense to incur the additional risks that longer-dated securities typically entail. Therefore, we maintained the fund’s weighted average maturity in a range that was roughly in line with industry averages.

Despite the glimmers of economic improvement late in the reporting period, the economic outlook remains cloudy and the Fed has signaled its intention to keep short-term interest rates near historical lows “at least through mid-2013.”Therefore, we intend to maintain the fund’s focus on liquidity.

November 15, 2011

An investment in the fund is not insured or guaranteed by the FDIC or any other government
agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.
1	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S.Treasury Reserves from May 1, 2011 to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2011
	Investor Shares	Class R Shares
Expenses paid per $1,000†	$0.40	$0.40
Ending value (after expenses)	$1,000.00	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2011
	Investor Shares	Class R Shares
Expenses paid per $1,000†	$0.41	$0.41
Ending value (after expenses)	$1,024.80	$1,024.80

Expenses are equal to the fund’s annualized expense ratio of .08% for Investor shares and .08% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
October 31, 2011

	Annualized
	Yield on
	Date of	Principal
U.S. Treasury Bills—19.7%	Purchase (%)	Amount ($)	Value ($)
3/1/12	0.04	25,000,000	24,996,849
4/19/12	0.05	30,000,000	29,992,917
Total U.S. Treasury Bills
(cost $54,989,766)			54,989,766

U.S. Treasury Notes—25.9%
11/30/11	0.02	2,000,000	2,001,156
12/15/11	0.07	27,000,000	27,034,302
1/17/12	0.03	2,000,000	2,004,500
1/31/12	0.02	2,000,000	2,023,388
2/15/12	0.04	4,000,000	4,055,687
2/15/12	0.07	25,000,000	25,093,811
5/31/12	0.23	10,000,000	10,029,683
Total U.S. Treasury Notes
(cost $72,242,527)			72,242,527

Repurchase Agreements—54.1%
Goldman, Sachs & Co.
dated 10/31/11, due 11/1/11 in the
amount of $51,000,057 (fully collateralized
by $45,185,200 U.S. Treasuty Inflation
Protected Securities, 1.25%, due 7/15/20,
value $52,020,072)	0.04	51,000,000	51,000,000
JPMorgan Chase & Co.
dated 10/31/11, due 11/1/11 in the
amount of $50,000,111 (fully collateralized
by $48,640,000 U.S. Treasury Bonds, 2.75%,
due 10/31/13, value $51,003,421)	0.08	50,000,000	50,000,000

The Fund	7

STATEMENT OF INVESTMENTS (continued)

		Annualized
		Yield on
		Date of	Principal
Repurchase Agreements (continued)		Purchase (%)	Amount ($)	Value ($)
RBS Securities, Inc.
dated 10/31/11, due 11/1/11 in the
amount of $50,000,111 (fully collateralized
by $48,220,000 U.S. Treasury Bonds, 2.13%,
due 11/30/14, value $51,002,934)		0.08	50,000,000	50,000,000
Total Repurchase Agreements
(cost $151,000,000)				151,000,000

Total Investments (cost $278,232,293)			99.7%	278,232,293
Cash and Receivables (Net)			.3%	863,942
Net Assets			100.0%	279,096,235

Portfolio Summary (Unaudited)†
Value (%)				Value (%)
Repurchase Agreements	54.1	U.S. Treasury Bills		19.7
U.S. Treasury Notes	25.9			99.7

† Based on net assets.
See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of
Investments (including Repurchase
Agreements of $151,000,000)—Note 1(b)	278,232,293	278,232,293
Cash		578,712
Interest receivable		298,327
		279,109,332
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		13,087
Dividend payable		10
		13,097
Net Assets ($)		279,096,235
Composition of Net Assets ($):
Paid-in capital		279,091,845
Accumulated net realized gain (loss) on investments		4,390
Net Assets ($)		279,096,235

Net Asset Value Per Share
	Investor Shares	Class R Shares
Net Assets ($)	125,983,743	153,112,492
Shares Outstanding	125,981,695	153,110,150
Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

The Fund	9

STATEMENT OF OPERATIONS
Year Ended October 31, 2011

Investment Income ($):
Interest Income	408,218
Expenses:
Management fee—Note 2(a)	1,697,665
Distribution fees (Investor Shares)—Note 2(b)	243,379
Directors’ fees—Note 2(a)	17,373
Total Expenses	1,958,417
Less—reduction in expenses due to undertaking—Note 2(a)	(1,532,944)
Less—Directors’ fees reimbursed by the Manager—Note 2(a)	(17,373)
Net Expenses	408,100
Investment Income—Net	118
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	4,390
Net Increase in Net Assets Resulting from Operations	4,508

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2011	2010
Operations ($):
Investment income—net	118	142
Net realized gain (loss) on investments	4,390	1,180
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,508	1,322
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(492)	(39)
Class R Shares	(806)	(103)
Total Dividends	(1,298)	(142)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor Shares	89,618,921	85,064,685
Class R Shares	826,165,790	404,688,036
Dividends reinvested:
Investor Shares	478	39
Class R Shares	52	6
Cost of shares redeemed:
Investor Shares	(80,617,839)	(93,905,198)
Class R Shares	(869,684,318)	(608,213,306)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(34,516,916)	(212,365,738)
Total Increase (Decrease) in Net Assets	(34,513,706)	(212,364,558)
Net Assets ($):
Beginning of Period	313,609,941	525,974,499
End of Period	279,096,235	313,609,941

See notes to financial statements.

The Fund	11

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Investor Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.000[a]	.016	.043
Distributions:
Dividends from investment income—net	(.000)[a]	(.000)[a]	(.000)[a]	(.016)	(.043)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.01	1.62	4.41
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71	.71	.73	.72	.71
Ratio of net expenses
to average net assets	.12	.21	.39	.68	.70
Ratio of net investment income
to average net assets	.00[b]	.00[b]	.01	1.51	4.31
Net Assets, end of period ($ x 1,000)	125,984	116,980	125,821	154,823	108,151

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
See notes to financial statements.

12

		Year Ended October 31,
Class R Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.000[a]	.018	.045
Distributions:
Dividends from investment income—net	(.000)[a]	(.000)[a]	(.000)[a]	(.018)	(.045)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.00[b]	.01	1.81	4.62
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.50	.51	.53	.52	.51
Ratio of net expenses
to average net assets	.12	.21	.38	.49	.50
Ratio of net investment income
to average net assets	.00[b]	.00[b]	.01	1.35	4.40
Net Assets, end of period ($ x 1,000)	153,112	196,629	400,154	502,085	63,941

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
See notes to financial statements.

The Fund	13

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus U.S. Treasury Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series including the fund.The fund’s investment objective is to seek a high level of current income consistent with stability of principal.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to

14

do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	15

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2011 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	278,232,293
Level 3—Significant Unobservable Inputs	—
Total	278,232,293
† See Statement of Investments for additional detailed categorizations.

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value

16

measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period.The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred.There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The

The Fund	17

NOTES TO FINANCIAL STATEMENTS (continued)

Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2011, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2011 and October 31, 2010 were all ordinary income.

During the period ended October 31, 2011, as a result of permanent book to tax differences, primarily due to dividend reclassification, the fund increased accumulated undistributed investment income-net by

18

$1,180 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

At October 31, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Board member who is not an “interested person” of the Company (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Company, Dreyfus Investment Funds,The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse each Board member who is not an

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

“interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund (“DHF”), a $2,500 fee is allocated between the Board Group Open-End Funds and DHF. The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

Effective January 1, 2012, the Board Group Open-End Funds and DHF (collectively, the “Board Group Funds”) will pay each Board member their respective allocated portions of an annual retainer of $85,000 and a fee of $10,000 for each regularly scheduled Board meeting attended ($75,000 and $8,000, respectively, in the aggregate, prior to January 1, 2012). With respect to the annual retainer and Board meetings of the Board Group Funds, the Chair of the Board will receive an additional 25% of such compensation (with the exception of reimbursable amounts). Each Board member will receive $2,500 for any separate in-person committee meetings attended, which are not held in conjunction with a regularly scheduled Board meeting, such amount to be allocated among the Board Group Funds, as applicable. In the event that there is a joint telephone meeting of the Board Group Funds, a fee of $2,000 will be allocated among the applicable Board Group Funds, accordingly (prior to January 1, 2012, the fee allocated was $2,500 if the meeting included DHF).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,500 per applicable committee meeting.

20

Each Emeritus Board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members.The Board Group Funds also reimburse each Independent Board member and Emeritus Board members for travel and out-of-pocket expenses.

The Manager has undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above certain level which may change from time to time. This undertaking is voluntary and not contractual, and may be terminated at any time.The reduction in expenses, pursuant to the undertaking, amounted to $703,501 for Investor shares and $829,443 for Class R shares during the period ended October 31, 2011.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Company’s Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period ended October 31, 2011, Investor shares were charged $243,379 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $140,309 and Rule 12b-1 distribution plan fees $21,413, which are offset against an expense reimbursement currently in effect in the amount of $148,635.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Other Matters:

At the October 27, 2011 Board meeting, the Board of the Company approved a proposal to have shareholders consider the election of Francine J. Bovich as an additional Board member of the Company, and also consider the election of Joseph S. DiMartino and Benaree Pratt Wiley, current Board members of the Company not previously proposed to shareholders of the fund. A proxy statement was mailed, on December 1, 2011, to shareholders of record as of the close of business on November 1, 2011 asking shareholders to consider these elections at a special joint meeting of shareholders to be held on Wednesday, February 8, 2012.

22

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus U.S. Treasury Reserves, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S.Treasury Reserves as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 22, 2011

The Fund	23

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates 100% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

24

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

The Fund	27

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

28

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Distributor since October 1999.

The Fund	29

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
21	Notes to Financial Statements
33	Report of Independent Registered Public Accounting Firm
34	Board Members Information
36	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Small Cap Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We present to you this annual report for Dreyfus Small Cap Fund, covering the 12-month period from November 1, 2010, through October 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Investors were encouraged by expectations of a more robust economic recovery into the first quarter of 2011, but sentiment subsequently deteriorated due to disappointing economic data, rising commodity prices, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. Stocks have been sensitive to these macroeconomic developments, often regardless of underlying company fundamentals. Indeed, market declines were particularly severe during August and September after a major credit rating agency downgraded U.S. long-term debt, while October ranked as one of the best months of the past decade.

The economic outlook currently remains clouded by market turbulence and political infighting, but we believe that a continued subpar global expansion is more likely than a return to recession. Although Europe continues to struggle with a debt crisis, inflationary pressures appear to be waning in most countries as energy prices recently have retreated from their highs. In the United States, moderately low core inflation and an accommodative monetary policy could help support near-trend growth despite ongoing deleveraging activity in the private sector.To assess the potential impact of these and other developments on your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2010, through October 31, 2011, as provided by David A. Daglio, Primary Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2011, Dreyfus Small Cap Fund’s Class A shares produced a total return of –0.49%, Class B shares returned –1.22%, Class C shares returned –1.22% and Class I shares returned –0.21%.1 In comparison, the fund’s benchmark, the Russell 2000 Index (the “Index”), produced a total return of 6.71%.2

Stocks generally rallied into the first quarter of 2011 as an economic recovery appeared to gain traction, but renewed macroeconomic concerns later caused the market to give back many of its previous gains. The fund produced lower returns than its benchmark, as skittish investors focused on expected headwinds over a short time horizon rather than adopting the longer-term view of company fundamentals favored by our investment approach.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue this goal, the fund normally invests at least 80% of its net assets in stocks of small U.S. companies within the market capitalization range of the Russell 2000 at the time of purchase.We select stocks using a disciplined,“bottom-up” investment process that relies on proprietary fundamental research. Elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger.The fund’s sector weightings and risk characteristics are a result of this bottom-up process and may vary from those of the benchmark at any given time.

Economic Concerns Sparked Heightened Market Volatility

Improving economic data supported investor sentiment over the first several months of the reporting period, sending stock prices higher. However, the rally was interrupted in February 2011 when political unrest in the Middle East led to sharply rising energy prices, and again in March when natural and nuclear disasters in Japan disrupted the global industrial supply chain. Nonetheless, stocks rebounded quickly from these unexpected shocks.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

In late April, investor sentiment began to deteriorate in earnest when Greece appeared headed for default on its sovereign debt, global economic data proved disappointing and a contentious debate regarding U.S. government spending and borrowing intensified. Stocks suffered heightened volatility over the summer of 2011 as newly risk-averse investors generally disregarded the long-term strengths of individual companies in favor of reacting to near-term macroeconomic develop-ments.Volatility was particularly severe in August and September, after a major credit-rating agency downgraded its assessment of long-term U.S. government debt. In contrast, the market rebounded strongly in October when some macroeconomic worries seemed to ease.

Deteriorating Investor Sentiment Dampened Fund Results

Our investment approach fell out of favor when investors proved unwilling to look beyond the next several months. As a result, stocks that we regarded favorably over a longer time horizon fared relatively poorly. For example, in the industrials sector, truck components manufacturer Meritor lost value when it announced a quarterly earnings shortfall, and air conditioning systems specialist Lennox International reduced earnings guidance due to a moribund commercial and residential construction environment. Underweighted exposure to the consumer staples and telecommunications services sectors also weighed on performance when traditionally defensive industry groups held up relatively well during the market downturn.

Weakness in these areas was offset to a degree by better results in other market sectors. In the energy sector, natural gas producers Gulfport Energy, SandRidge Energy and Cabot Oil & Gas benefited from increased production activity when commodity prices moved higher. In the consumer discretionary sector, women’s apparel maker Liz Claiborne gained value after announcing asset sales and a restructuring designed to unlock the value of its underlying brands.A relatively new holding, clothing retailer Express, posted improved same-store sales as young men and women responded favorably to the company’s fashions. In other areas, gaming company Bally Technologies advanced in anticipation of a casino equipment upgrade cycle, and rising automobile sales lifted the stock price of car dealer Group 1 Automotive.

4

Opportunities Among Attractively Valued Stocks

We remain committed to our investment approach, and we believe that investors’ focus on short-term results is likely to prove temporary. Indeed, we saw signs of a more rational market in October as investors found opportunities to purchase the stocks of fundamentally sound businesses at attractive prices.As of the reporting period’s end, we have found a number of value-oriented opportunities in the industrials sector, where capital equipment and transportation companies seem to be poised for better business conditions. We have added to the fund’s information technology holdings to take advantage of lower valuations among growing Internet and software companies.We have identified fewer opportunities in the materials sector, where moderating commodity prices could put pressure on earnings, and in the utilities sector, where few companies meet our valuation standards.

November 15, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Small companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies.The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until March 1, 2011, at which point it was terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The
Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization

The Fund	5

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class I shares of
Dreyfus Small Cap Fund on 10/31/01 to a $10,000 investment made in the Russell 2000 Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Performance for Class B shares assumes the conversion of
Class B shares to Class A shares at the end of the sixth year following the date of purchase.The Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The
Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.
Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the
Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/11

	1Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	–6.19%	–5.51%	5.31%
without sales charge	–0.49%	–4.38%	5.94%
Class B shares
with applicable redemption charge †	–5.17%	–5.38%	5.48%
without redemption	–1.22%	–5.09%	5.48%
Class C shares
with applicable redemption charge ††	–2.21%	–5.09%	5.15%
without redemption	–1.22%	–5.09%	5.15%
Class I shares	–0.21%	–4.13%	6.21%
Russell 2000 Index	6.71%	0.68%	7.02%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Small Cap Fund from May 1, 2011 to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2011
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$6.81	$10.21	$10.21	$5.68
Ending value (after expenses)	$802.40	$799.60	$799.70	$803.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2011
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$7.63	$11.42	$11.42	$6.36
Ending value (after expenses)	$1,017.64	$1,013.86	$1,013.86	$1,018.90

† Expenses are equal to the fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class B, 2.25% for Class C and 1.25% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
October 31, 2011

Common Stocks—98.2%	Shares	Value ($)
Consumer Discretionary—37.7%
American Axle & Manufacturing Holdings	29,299[a]	283,907
Bally Technologies	20,520[a]	744,260
Dana Holding	86,320[a,b]	1,220,565
DFC Global	42,830[a]	938,833
Equifax	24,990	878,398
Express	56,960	1,286,726
Group 1 Automotive	21,390[b]	974,528
Guess?	11,810	389,612
ICF International	43,010[a]	1,005,574
Kelly Services, Cl. A	78,060	1,276,281
Liz Claiborne	282,531[a,b]	2,263,073
Meritage Homes	78,790[a]	1,398,523
Meritor	202,210[a]	1,925,039
Mohawk Industries	14,210[a]	748,157
Saks	162,950[a,b]	1,722,382
ScanSource	51,150[a]	1,777,974
Shuffle Master	53,400[a]	566,574
Standard-Pacific	203,620[a,b]	619,005
Steelcase, Cl. A	98,060	726,625
Tower International	33,190[a]	408,569
TrueBlue	15,540[a]	205,439
Williams-Sonoma	42,640	1,600,706
Wright Express	36,110[a]	1,692,837
		24,653,587
Consumer Staples—.9%
Dole Food	33,200[a,b]	351,256
Primo Water	41,550[b]	252,624
		603,880
Energy—4.3%
Gulfport Energy	44,800[a]	1,395,072
Resolute Energy	23,980[a,b]	311,740
SandRidge Energy	141,580[a,b]	1,084,503
		2,791,315

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Financial—9.8%
Arthur J. Gallagher & Co.	24,620	760,758
Brown & Brown	58,430	1,290,134
Employers Holdings	47,560	771,423
Jones Lang LaSalle	19,540	1,262,675
National Penn Bancshares	33,370	260,286
Nelnet, Cl. A	14,100	302,868
Och-Ziff Capital Management Group, Cl. A	47,990	523,571
Portfolio Recovery Associates	14,360[a,b]	1,007,210
Starwood Property Trust	12,700[b,c]	238,633
		6,417,558
Health Care—8.8%
Align Technology	38,960[a]	897,249
Durect	94,600[a]	150,414
Emergent BioSolutions	83,860[a,b]	1,581,599
Hanger Orthopedic Group	85,200[a]	1,479,924
Onyx Pharmaceuticals	11,700[a]	478,881
Sagent Pharmaceuticals	18,570[b]	474,464
Salix Pharmaceuticals	10,540[a,b]	361,048
United Therapeutics	7,300[a]	319,229
		5,742,808
Industrial—15.9%
Columbus McKinnon	51,380[a]	770,186
Con-way	16,630	490,086
Endeavour International	61,130[a,b]	567,286
Granite Construction	47,300[b]	1,064,250
Griffon	26,810[a]	253,891
Herman Miller	31,520[b]	650,888
Landstar System	24,930	1,112,626
Orion Marine Group	50,390[a]	342,148
Oshkosh	46,620[a]	972,493
Saia	19,730[a]	263,396
Sterling Construction	24,970[a]	310,877
Trinity Industries	24,790	676,023
UTi Worldwide	104,200	1,522,362
Watts Water Technologies, Cl. A	22,850	719,547

10

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Zoltek	87,530[a,b]	634,593
		10,350,652
Information Technology—16.7%
Brocade Communications Systems	88,980[a]	389,732
CSG Systems International	57,010[a]	811,822
DealerTrack Holdings	97,430[a]	2,113,256
Encore Wire	33,006[b]	877,299
Hubbell, Cl. B	6,020	359,936
JDS Uniphase	75,420[a]	905,040
Kenexa	12,840[a]	293,651
MICROS Systems	19,570[a]	963,235
Microsemi	68,400[a]	1,262,664
SYKES Enterprises	18,350[a]	292,316
Take-Two Interactive Software	47,280[a]	746,078
Velti	160,180[a]	1,348,716
Vishay Intertechnology	49,430[a]	531,373
		10,895,118
Materials—1.2%
Cytec Industries	2,570	114,802
Georgia Gulf	21,980[a]	397,838
Omnova Solutions	55,070[a]	243,960
		756,600
Telecommunication
Services—2.9%
Cbeyond	38,780[a]	319,547
GeoEye	46,870[a,b]	1,573,426
		1,892,973
Total Common Stocks
(cost $66,477,349)		64,104,491

Other Investment—1.8%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,189,731)	1,189,731[d]	1,189,731

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—19.4%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $12,676,147)	12,676,147[d]	12,676,147
Total Investments (cost $80,343,227)	119.4%	77,970,369
Liabilities, Less Cash and Receivables	(19.4%)	(12,664,404)
Net Assets	100.0%	65,305,965

a Non-income producing security.
b Security, or portion thereof, on loan.At October 31, 2011, the value of the fund’s securities on loan was
$11,737,206 and the value of the collateral held by the fund was $12,676,147.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Discretionary	37.7	Energy	4.3
Money Market Investments	21.2	Telecommunication Services	2.9
Information Technology	16.7	Materials	1.2
Industrial	15.9	Consumer Staples	.9
Financial	9.8
Health Care	8.8		119.4

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2011

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $11,737,206)—Note 1(b):
Unaffiliated issuers			66,477,349	64,104,491
Affiliated issuers			13,865,878	13,865,878
Cash				11,808
Receivable for investment securities sold				945,635
Receivable for shares of Capital Stock subscribed				80,056
Dividends and securities lending income receivable				13,994
				79,021,862
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)				79,018
Liability for securities on loan—Note 1(b)				12,676,147
Payable for investment securities purchased				575,060
Payable for shares of Capital Stock redeemed				385,672
				13,715,897
Net Assets ($)				65,305,965
Composition of Net Assets ($):
Paid-in capital				202,958,573
Accumulated net realized gain (loss) on investments				(135,279,750)
Accumulated net unrealized appreciation
(depreciation) on investments				(2,372,858)
Net Assets ($)				65,305,965

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	42,980,755	299,152	6,352,947	15,673,111
Shares Outstanding	3,015,441	23,072	489,508	1,078,083
Net Asset Value Per Share ($)	14.25	12.97	12.98	14.54

See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Year Ended October 31, 2011

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	682,904
Affiliated issuers	1,129
Income from securities lending—Note 1(b)	29,629
Total Income	713,662
Expenses:
Management fee—Note 3(a)	973,175
Distribution and service plan fees—Note 3(b)	219,633
Directors’ fees—Note 3(a)	4,080
Loan commitment fees—Note 2	1,032
Interest expense—Note 2	342
Total Expenses	1,198,262
Less—reduction in management fee due to undertaking—Note 3(a)	(56,235)
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(4,080)
Net Expenses	1,137,947
Investment (Loss)—Net	(424,285)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	7,700,390
Net unrealized appreciation (depreciation) on investments	(6,469,033)
Net Realized and Unrealized Gain (Loss) on Investments	1,231,357
Net Increase in Net Assets Resulting from Operations	807,072

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2011	2010
Operations ($):
Investment income (loss)—net	(424,285)	32,236
Net realized gain (loss) on investments	7,700,390	5,480,673
Net unrealized appreciation
(depreciation) on investments	(6,469,033)	10,144,251
Net Increase (Decrease) in Net Assets
Resulting from Operations	807,072	15,657,160
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	—	(362,526)
Class B Shares	—	(6,994)
Class C Shares	—	(23,863)
Class I Shares	—	(297,922)
Total Dividends	—	(691,305)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	12,771,446	25,919,643
Class B Shares	5,159	3,754
Class C Shares	290,787	634,667
Class I Shares	4,430,844	5,898,069
Dividends reinvested:
Class A Shares	—	278,585
Class B Shares	—	4,818
Class C Shares	—	14,047
Class I Shares	—	280,775
Cost of shares redeemed:
Class A Shares	(19,368,165)	(27,433,035)
Class B Shares	(2,490,066)	(2,266,857)
Class C Shares	(2,096,120)	(2,341,075)
Class I Shares	(6,389,249)	(17,704,190)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(12,845,364)	(16,710,799)
Total Increase (Decrease) in Net Assets	(12,038,292)	(1,744,944)
Net Assets ($):
Beginning of Period	77,344,257	79,089,201
End of Period	65,305,965	77,344,257
Undistributed investment income—net	—	419

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2011	2010
Capital Share Transactions:
Class Aa
Shares sold	812,956	1,859,502
Shares issued for dividends reinvested	—	22,705
Shares redeemed	(1,238,499)	(2,056,006)
Net Increase (Decrease) in Shares Outstanding	(425,543)	(173,799)
Class Ba
Shares sold	350	333
Shares issued for dividends reinvested	—	425
Shares redeemed	(167,801)	(190,870)
Net Increase (Decrease) in Shares Outstanding	(167,451)	(190,112)
Class C
Shares sold	20,718	52,415
Shares issued for dividends reinvested	—	1,240
Shares redeemed	(148,296)	(197,327)
Net Increase (Decrease) in Shares Outstanding	(127,578)	(143,672)
Class I
Shares sold	281,819	440,887
Shares issued for dividends reinvested	—	22,552
Shares redeemed	(401,173)	(1,354,228)
Net Increase (Decrease) in Shares Outstanding	(119,354)	(890,789)

a	During the period ended October 31, 2011, 41,299 Class B shares representing $612,291 were automatically converted to 37,736 Class A shares and during the period ended October 31, 2010, 36,376 Class B shares representing $431,310 were automatically converted to 33,442 Class A shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	14.32	11.65	12.09	22.34	23.55
Investment Operations:
Investment income (loss)—net[a]	(.08)	.01	.12	.06	.06
Net realized and unrealized
gain (loss) on investments	.01	2.77	(.44)	(7.11)	.72
Total from Investment Operations	(.07)	2.78	(.32)	(7.05)	.78
Distributions:
Dividends from investment income—net	—	(.11)	(.12)	—	(.02)
Dividends from net realized
gain on investments	—	—	—	(3.20)	(1.97)
Total Distributions	—	(.11)	(.12)	(3.20)	(1.99)
Net asset value, end of period	14.25	14.32	11.65	12.09	22.34
Total Return (%)[b]	(.49)	23.97	(2.56)	(35.70)	3.42
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.51	1.50	1.51	1.51	1.50
Ratio of net expenses
to average net assets	1.43	1.32	1.36	1.36	1.42
Ratio of net investment income
(loss) to average net assets	(.52)	.05	1.14	.34	.27
Portfolio Turnover Rate	93.87	206.27	97.34	78.10	66.35
Net Assets, end of period ($ x 1,000)	42,981	49,285	42,115	77,814	223,590

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class B Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.13	10.69	11.05	20.86	22.25
Investment Operations:
Investment income (loss)—net[a]	(.12)	(.07)	.04	(.06)	(.10)
Net realized and unrealized
gain (loss) on investments	(.04)	2.53	(.40)	(6.55)	.68
Total from Investment Operations	(.16)	2.46	(.36)	(6.61)	.58
Distributions:
Dividends from investment income—net	—	(.02)	—	—	—
Dividends from net realized
gain on investments	—	—	—	(3.20)	(1.97)
Total Distributions	—	(.02)	—	(3.20)	(1.97)
Net asset value, end of period	12.97	13.13	10.69	11.05	20.86
Total Return (%)[b]	(1.22)	23.04	(3.26)	(36.20)	2.65
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.25	2.26	2.26	2.26	2.25
Ratio of net expenses
to average net assets	2.13	2.07	2.11	2.11	2.17
Ratio of net investment income
(loss) to average net assets	(.92)	(.61)	.38	(.42)	(.46)
Portfolio Turnover Rate	93.87	206.27	97.34	78.10	66.35
Net Assets, end of period ($ x 1,000)	299	2,501	4,068	6,589	18,876

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

18

		Year Ended October 31,
Class C Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.14	10.71	11.07	20.89	22.28
Investment Operations:
Investment income (loss)—net[a]	(.18)	(.08)	.03	(.06)	(.10)
Net realized and unrealized
gain (loss) on investments	.02	2.54	(.39)	(6.56)	.68
Total from Investment Operations	(.16)	2.46	(.36)	(6.62)	.58
Distributions:
Dividends from investment income—net	—	(.03)	—	—	—
Dividends from net realized
gain on investments	—	—	—	(3.20)	(1.97)
Total Distributions	—	(.03)	—	(3.20)	(1.97)
Net asset value, end of period	12.98	13.14	10.71	11.07	20.89
Total Return (%)[b]	(1.22)	23.15	(3.34)	(36.19)	2.65
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.26	2.25	2.26	2.26	2.25
Ratio of net expenses
to average net assets	2.18	2.07	2.11	2.11	2.17
Ratio of net investment income
(loss) to average net assets	(1.26)	(.66)	.37	(.43)	(.48)
Portfolio Turnover Rate	93.87	206.27	97.34	78.10	66.35
Net Assets, end of period ($ x 1,000)	6,353	8,108	8,145	11,935	34,161

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

The Fund	19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class I Shares	2011	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	14.57	11.86	12.33	22.72	23.92
Investment Operations:
Investment income (loss)—net[b]	(.04)	.05	.15	.11	.13
Net realized and unrealized
gain (loss) on investments	.01	2.80	(.45)	(7.26)	.72
Total from Investment Operations	(.03)	2.85	(.30)	(7.15)	.85
Distributions:
Dividends from investment income—net	—	(.14)	(.17)	(.04)	(.08)
Dividends from net realized
gain on investments	—	—	—	(3.20)	(1.97)
Total Distributions	—	(.14)	(.17)	(3.24)	(2.05)
Net asset value, end of period	14.54	14.57	11.86	12.33	22.72
Total Return (%)	(.21)	24.37	(2.34)	(35.57)	3.68
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.26	1.25	1.26	1.26	1.25
Ratio of net expenses
to average net assets	1.18	1.07	1.11	1.11	1.16
Ratio of net investment income
(loss) to average net assets	(.25)	.40	1.48	.62	.57
Portfolio Turnover Rate	93.87	206.27	97.34	78.10	66.35
Net Assets, end of period ($ x 1,000)	15,673	17,449	24,761	68,233	263,262

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Small Cap Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek capital appreciation.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

On July 29, 2010, the fund’s Board of Directors approved, effective November 30, 2010, to close the fund to new investors.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 600 million shares of $.001 par value shares of Capital Stock.The fund currently offers four classes of shares: Class A (300 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front end sales charge, while Class B and Class C are subject to a contingent deferred sales charge (“CDSC”). Class B shares automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares and, effective on or about March 13, 2012, all outstanding Class B shares will automatically convert to Class A shares. Class I shares are sold primarily to bank trust departments and other financial services providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates) acting on behalf of customers having a qualified or investment account or relationship at such institution, and bear no distribution or service fee. Class I shares are offered without a front-end sales charge or

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

22

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All preceding securities are categorized within Level 1 of the fair value hierarchy.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities
Equity Securities—
Domestic†	61,233,413	—	—	61,233,413
Equity Securities—
Foreign†	2,871,078	—	—	2,871,078
Mutual Funds	13,865,878	—	—	13,865,878
† See Statement of Investments for additional detailed categorizations.

24

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the funds policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

Government and Agency securities or letters of credit. The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2011, The Bank of New York Mellon earned $12,698 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2011 were as follows:

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized

26

capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2011, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $135,255,852 and unrealized depreciation $2,396,756.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2011. If not applied, $69,009,293 of the carryover expires in fiscal 2016 and $66,246,559 expires in fiscal 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, the 2010 Act requires any post-enactment losses to be utilized before the utilization of losses incurred in taxable years

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

prior to the effective date of the 2010 Act.As a result of this ordering rule, capital loss carryovers related to taxable years beginning prior to the effective date of the 2010 Act may be more likely to expire unused.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2011 and October 31, 2010 were as follows: ordinary income $0 and $691,305, respectively.

During the period ended October 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, limited partnerships and net operating losses, the fund increased accumulated undistributed investment income-net by $423,866, increased accumulated net realized gain (loss) on investments by $18,331 and decreased paid-in capital by $442,197. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2011 was approximately $23,800, with a related weighted average annualized interest rate of 1.43%.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative,

28

custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Board member who is not an “interested person” of the Company (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Company, Dreyfus Investment Funds, The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the“Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses. With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund (“DHF”), a $2,500 fee is allocated between the Board Group Open-End Funds and DHF. The Company’s portion of these

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

Effective January 1, 2012, the Board Group Open-End Funds and DHF (collectively, the “Board Group Funds”) will pay each Board member their respective allocated portions of an annual retainer of $85,000 and a fee of $10,000 for each regularly scheduled Board meeting attended ($75,000 and $8,000, respectively, in the aggregate, prior to January 1, 2012). With respect to the annual retainer and Board meetings of the Board Group Funds, the Chair of the Board will receive an additional 25% of such compensation (with the exception of reimbursable amounts). Each Board member will receive $2,500 for any separate in-person committee meetings attended, which are not held in conjunction with a regularly scheduled Board meeting, such amount to be allocated among the Board Group Funds, as applicable. In the event that there is a joint telephone meeting of the Board Group Funds, a fee of $2,000 will be allocated among the applicable Board Group Funds, accordingly (prior to January 1, 2012, the fee allocated was $2,500 if the meeting included DHF).The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,500 per applicable committee meeting. Each Emeritus Board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members. The Board Group Funds also reimburse each Independent Board member and Emeritus Board members for travel and out-of-pocket expenses.

The Manager had agreed from November 1, 2010 through March 1, 2011 to waive receipt of a portion of the fund’s management fee, in

30

the amount of .20% of the value of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $56,235 during the period ended October 31, 2011.

During the period ended October 31, 2011, the Distributor retained $1,427 from commissions earned on sales of fund’s Class A shares and $2,214 and $1,213 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under separate Distribution Plans (the “Plans”) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B and Class C shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended October 31, 2011, Class A, Class B and Class C shares were charged $126,679, $9,221, and $60,494, respectively, pursuant to their respective Plans. Class B and Class C shares were charged $3,074 and $20,165, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $65,049, Rule 12b-1 distribution plan fees $12,592, service plan fees $1,329 and custodian fees $48.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2011, amounted to $72,068,326 and $84,398,064, respectively.

At October 31, 2011, the cost of investments for federal income tax purposes was $80,367,125; accordingly, accumulated net unrealized depreciation on investments was $2,396,756, consisting of $4,332,323 gross unrealized appreciation and $6,729,079 gross unrealized depreciation.

NOTE 5—Other Matters:

At the October 27, 2011 Board meeting, the Board of the Company approved a proposal to have shareholders consider the election of Francine J. Bovich as an additional Board member of the Company, and also consider the election of Joseph S. DiMartino and Benaree Pratt Wiley, current Board members of the Company not previously proposed to shareholders of the fund. A proxy statement was mailed, on December 1, 2011, to shareholders of record as of the close of business on November 1, 2011 asking shareholders to consider these elections at a special joint meeting of shareholders to be held on Wednesday, February 8, 2012.

32

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Small Cap Fund, a series ofThe Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Small Cap Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 22, 2011

The Fund	33

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

36

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

The Fund	37

OFFICERS OF THE FUND (Unaudited) (continued)

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Distributor since October 1999.

38

NOTES

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
22	Statement of Financial Futures
23	Statement of Options Written
24	Statement of Assets and Liabilities
25	Statement of Operations
26	Statement of Changes in Net Assets
28	Financial Highlights
31	Notes to Financial Statements
54	Report of Independent Registered Public Accounting Firm
55	Important Tax Information
56	Board Members Information
58	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Opportunistic Fixed
Income Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Opportunistic Fixed Income Fund, covering the 12-month period from November 1, 2010, through October 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Investors were encouraged by expectations of a more robust economic recovery during the final months of 2010, but sentiment deteriorated sharply in 2011 due to disappointing global economic data, rising commodity prices, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. International bond markets proved sensitive to these macroeconomic developments, as increasingly risk-averse investors flocked to traditional “safe havens,” such as U.S.Treasury securities and other high-quality developed nation sovereign debt. In contrast, bonds in emerging markets generally suffered, seemingly regardless of underlying credit fundamentals.

The economic outlook currently remains clouded by market turbulence and political infighting, but we believe that a continued subpar global expansion is more likely than a return to recession. Although Europe continues to struggle with a debt crisis, inflationary pressures appear to be waning in most countries as energy prices recently have retreated from their highs. In the United States, moderately low core inflation and an accommodative monetary policy could help support near-trend growth despite ongoing deleveraging activity in the private sector, potentially supporting a renewed rally among corporate-backed bonds.To assess the impact of these and other developments on your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2010, through October 31, 2011, as provided by David Leduc and David Horsfall, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2011, Dreyfus Opportunistic Fixed Income Fund’s Class A, Class C and Class I shares produced total returns of –0.24%, –1.00% and 0.03%, respectively.1 In comparison, the fund’s benchmark, the Barclays Capital U.S.Aggregate Bond Index (the “Index”), produced a total return of 5.00% for the same period.2

Bonds produced mixed results amid heightened volatility over the reporting period as investors responded first to signs of economic strength and later to renewed economic weakness.The fund produced lower returns than its benchmark, primarily due to weakness among higher yielding market sectors over the second half of the reporting period.

The Fund’s Investment Approach

The fund seeks to maximize total return through capital appreciation and income.To pursue this goal, we typically allocate the fund’s assets across four sectors of the fixed-income market: U.S. high yield bonds rated below investment grade; U.S. government, investment grade corporate and mortgage-backed securities; foreign debt securities of developed markets; and foreign debt securities of emerging markets.

Our analysis of top down quantitative and macroeconomic factors guides the allocation of assets among market sectors, industries and positioning along the yield curve. Using fundamental analysis, we seek to identify individual securities with high current income, as well as appreciation potential, based on relative value, credit upgrade probability and extensive research into the credit history and current financial strength of the securities’ issuers.

Shifting Economic Sentiment Sparked Market Volatility

Investor sentiment turned positive over the final months of 2010 as the financial markets responded to improvements in U.S. employment, consumer spending and corporate earnings.These developments supported corporate bonds and asset-backed securities into the first quarter of 2011, but they sent prices of U.S.Treasury securities lower.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Investors began to question the sustainability of the economic recovery in February, when political unrest in the Middle East led to sharply rising energy prices, and again in March when devastating natural and nuclear disasters in Japan disrupted the global industrial supply chain. Nonetheless, investors proved resilient, and the more economically sensitive sectors of the bond market bounced back.

Economic sentiment began to deteriorate in earnest in late April when Greece appeared headed for default on its sovereign debt, U.S. economic data proved more disappointing than expected and a contentious political debate regarding U.S. government spending and borrowing intensified.Volatility was especially severe in August and September, after Standard & Poor’s downgraded its credit rating on long-term U.S. debt securities, causing sharp declines in higher yielding bonds whileTreasury securities rallied during a “flight to quality.” In contrast, higher yielding securities that were punished in late summer rebounded in October as some macroeconomic concerns seemed to ease.

Higher Yielding Securities Dampened Relative Performance

Although the fund’s relative performance was bolstered over much of the reporting period by overweighted exposure to higher yielding market sectors, steep declines late in the reporting period caused investment-grade and high yield corporate bonds, commercial mortgage-backed securities and residential mortgage-backed securities to weigh on the fund’s relative performance for the reporting period overall. Among corporate bonds, the fund held underweighted exposure to the hard-hit financials sector, but even relatively light holdings from financial institutions proved counterproductive. In addition, U.S. dollar-denominated bonds from Argentina andVenezuela hurt relative performance.

As economic conditions deteriorated over the reporting period’s second half, we attempted to reduce risks by upgrading the fund’s overall credit quality and reducing the interest-rate sensitivity of its holdings. We found opportunities to do so among investment-grade corporate bonds with BB credit ratings and asset-backed securities backed by credit card receivables and automobile loans with maturities in the two- to three-year range. These changes helped mitigate the impact of the market decline.

In addition, the fund achieved positive results through its interest-rate strategies, as a relatively long average duration over the summer of 2011 helped the fund participate fully in the rally among U.S.Treasury

4

securities. We employed put and call options to help establish the fund’s duration posture. A short position in the euro also fared relatively well when the sovereign debt crisis caused the currency to lose value relative to the U.S. dollar.

A Cautious Investment Posture

We have maintained a generally defensive investment posture in light of current economic uncertainty, including a substantial allocation to U.S. Treasury securities and an emphasis on shorter maturities.At the same time, with little likelihood of higher short-term interest rates over the foreseeable future, we have set the fund’s average duration in a range that is modestly longer than industry averages. In our judgment, these are prudent strategies until we see signs that Europe is taking effective steps toward addressing its debt crisis and the U.S. economic outlook becomes clearer.

November 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through
March 1, 2012, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital U.S.Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of
1-10 years. Investors cannot invest directly in any index.

The Fund	5

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class C and Class I shares of Dreyfus
Opportunistic Fixed Income Fund on 7/11/06 (inception date) to a $10,000 investment made in the Barclays Capital
U.S.Aggregate Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund invests primarily in fixed-income securities.The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The
Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.
Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the
Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/11

	Inception			From
	Date	1Year	5 Years	Inception
Class A shares
with maximum sales charge (4.5%)	7/11/06	–4.71%	4.88%	5.49%
without sales charge	7/11/06	–0.24%	5.85%	6.41%
Class C shares
with applicable redemption charge †	7/11/06	–1.96%	5.05%	5.61%
without redemption	7/11/06	–1.00%	5.05%	5.61%
Class I shares	7/11/06	0.03%	6.12%	6.68%
Barclays Capital
U.S. Aggregate Bond Index	6/30/06	5.00%	6.41%	6.87%††

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The Index date is based on the life of Class A shares. For comparative purposes, the value of the Index as of
6/30/06 is used as the beginning value on 7/11/06 (the inception date for Class A shares).

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Opportunistic Fixed Income Fund from May 1, 2011 to October 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2011
	Class A	Class C	Class I
Expenses paid per $1,000†	$5.46	$9.17	$4.23
Ending value (after expenses)	$970.20	$966.30	$972.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2011
	Class A	Class C	Class I
Expenses paid per $1,000†	$5.60	$9.40	$4.33
Ending value (after expenses)	$1,019.66	$1,015.88	$1,020.92

† Expenses are equal to the fund’s annualized expense ratio of 1.10% for Class A, 1.85% for Class C and .85% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
October 31, 2011

	Coupon	Maturity	Principal
Bonds and Notes—99.9%	Rate (%)	Date	Amount ($)[a]		Value ($)
Aerospace & Defense—1.0%
L-3 Communications,
Gtd. Notes, Ser. B	6.38	10/15/15	375,000		383,906
Agriculture—1.3%
Altria Group,
Gtd. Notes	9.70	11/10/18	235,000		316,273
Lorillard Tobacco,
Gtd. Notes	8.13	6/23/19	160,000		193,104
					509,377
Asset-Backed Certificates—.5%
CIT Equipment Collateral,
Ser. 2010-VT1A, Cl. D	7.33	9/15/17	200,000	[b]	209,411
Asset-Backed Ctfs./
Auto Receivables—9.1%
Americredit Automobile Receivables
Trust, Ser. 2011-2, Cl. C	3.19	10/12/16	310,000		311,568
Americredit Automobile Receivables
Trust, Ser. 2011-5, Cl. C	3.44	10/8/17	195,000		194,946
AmeriCredit Automobile Receivables
Trust, Ser. 2011-2, Cl. D	4.00	5/8/17	160,000		159,930
Americredit Automobile Receivables
Trust, Ser. 2011-3, Cl. D	4.04	7/10/17	200,000		199,051
Americredit Automobile Receivables
Trust, Ser. 2010-2, Cl. D	6.24	6/8/16	370,000		392,113
Americredit Automobile Receivables
Trust, Ser. 2010-1, Cl. D	6.65	7/17/17	70,000		74,312
DT Auto Owner Trust,
Ser. 2011-2A, Cl. B	2.12	2/16/16	250,000	[b]	250,248
DT Auto Owner Trust,
Ser. 2011-2A, Cl. D	4.36	12/15/16	250,000	[b]	251,478
Navistar Financial Corporation
Owner Trust, Ser. 2010-B, Cl. C	4.08	3/19/18	350,000	[b]	351,953
Santander Drive Auto Receivables
Trust, Ser. 2010-3, Cl. B	2.05	5/15/15	160,000		159,453
Santander Drive Auto Receivables
Trust, Ser. 2011-4, Cl. B	2.90	5/16/16	160,000		160,468
Santander Drive Auto Receivables
Trust, Ser. 2010-B, Cl. C	3.02	10/17/16	240,000	[b]	238,222
Santander Drive Auto Receivables
Trust, Ser. 2011-S1A, Cl. D	3.10	5/15/17	168,826	[b]	168,134

The Fund	9

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Asset-Backed Ctfs./
Auto Receivables (continued)
Santander Drive Auto Receivables
Trust, Ser. 2011-S2A, Cl. D		3.35	6/15/17	157,939	[b]	156,613
Santander Drive Auto Receivables
Trust, Ser. 2010-2, Cl. C		3.89	7/17/17	200,000		204,242
Santander Drive Auto Receivables
Trust, Ser. 2011-1, Cl. D		4.01	2/15/17	200,000		199,970
Smart Trust,
Ser. 2011-1USA, Cl. A3B		1.09	10/14/14	125,000	[b,c]	125,045
						3,597,746
Asset-Backed Ctfs./Credit Cards—.7%
Citibank Omni Master Trust,
Ser. 2009-A14A, Cl. A14		2.99	8/15/18	250,000	[b,c]	263,781
Asset-Backed Ctfs./
Home Equity Loans—.3%
Accredited Mortgage Loan Trust,
Ser. 2006-1, Cl. A3		0.42	4/25/36	62,900	[c]	51,826
Carrington Mortgage Loan Trust,
Ser. 2005-NC5, Cl. A2		0.56	10/25/35	34,248	[c]	31,503
Citicorp Residential Mortgage
Securities, Ser. 2006-1, Cl. A3		5.71	7/25/36	22,846	[c]	22,902
First Franklin Mortgage Loan Asset
Backed Certificates,
Ser. 2005-FF2, Cl. M1		0.64	3/25/35	11,012	[c]	10,941
						117,172
Auto & Trucks—.9%
Goodyear Tire & Rubber,
Gtd. Notes		10.50	5/15/16	120,000		133,800
Kia Motors,
Sr. Unscd. Notes		3.63	6/14/16	235,000	[b,d]	229,041
						362,841
Banks—10.1%
Ally Financial,
Gtd. Bonds		4.50	2/11/14	400,000		392,000
Banco Bilbao
Vizcaya Argentaria,
Covered Bonds	EUR	3.50	7/26/13	100,000		137,706
Banco Bilbao
Vizcaya Argentaria,
Covered Notes	EUR	4.13	1/13/14	100,000		138,893

10

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Banks (continued)
Capital One Financial,
Sr. Unscd. Notes		7.38	5/23/14	180,000		201,580
CIT Group,
Scd. Notes		5.25	4/1/14	90,000	[b]	90,000
CIT Group,
Sr. Notes		7.00	5/1/17	65,000		65,081
Citigroup,
Sr. Unscd. Notes		1.30	4/1/14	595,000	[c]	573,319
Discover Bank,
Sub. Notes		7.00	4/15/20	260,000	[d]	271,945
Goldman Sachs Group,
Sr. Unscd. Notes		3.63	2/7/16	200,000		198,355
Lloyds TSB Bank,
Covered Bonds	EUR	3.38	3/17/16	215,000		302,877
Lloyds TSB Bank,
Covered Notes	EUR	4.00	9/29/20	60,000		82,928
Lloyds TSB Bank,
Bank Gtd. Notes		4.38	1/12/15	200,000	[b]	200,698
Morgan Stanley,
Sr. Unscd. Notes		5.50	1/26/20	200,000		197,382
Morgan Stanley,
Sr. Unscd. Notes		5.50	7/28/21	170,000		166,353
Nordea Bank,
Sr. Unscd. Notes		2.13	1/14/14	300,000	[b]	299,887
Nordea Bank,
Sub. Notes		4.88	5/13/21	200,000	[b]	179,810
Royal Bank of Scotland,
Bank Gtd. Notes		3.95	9/21/15	175,000		172,671
Santander US Debt SA Unipersonal,
Bank Gtd. Notes		3.72	1/20/15	155,000	[b]	144,880
Societe Generale,
Sr. Unscd. Notes		2.50	1/15/14	205,000	[b]	196,116
						4,012,481
Building Materials—.2%
Holcim US Finance Sarl & Cie,
Gtd. Notes		6.00	12/30/19	75,000	[b]	80,644
Commercial & Professional
Services—.4%
Aramark,
Gtd. Notes		8.50	2/1/15	170,000		177,225

The Fund	11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Commercial Mortgage
Pass-Through Ctfs.—9.1%
American Tower Trust,
Ser. 2007-1A, Cl. AFX	5.42	4/15/37	75,000	[b]	80,151
American Tower Trust,
Ser. 2007-1A, Cl. F	6.64	4/15/37	185,000	[b]	197,648
Arkle Master Issuer,
Ser. 2010-2A, Cl. 1A1	1.69	5/17/60	260,000	[b,c]	259,944
Banc of America Commercial
Mortgage, Ser. 2004-6, Cl. A4	4.63	12/10/42	100,000	[c]	105,310
Banc of America Commercial
Mortgage, Ser. 2004-6, Cl. A5	4.81	12/10/42	475,000		514,467
Banc of America Commercial
Mortgage, Ser. 2007-4, Cl. A4	5.92	2/10/51	70,000	[c]	75,489
Banc of America Commercial
Mortgage, Ser. 2007-4, Cl. AM	5.98	2/10/51	200,000	[c]	184,738
Bear Stearns Commercial Mortgage
Securities, Ser. 2007-PW17,
Cl. AAB	5.70	6/11/50	200,000		214,412
Bear Stearns Commercial Mortgage
Securities, Ser. 2007-PW16,
Cl. AAB	5.90	6/11/40	35,000	[c]	37,722
Commercial Mortgage Pass-Through
Certificates, Ser. 2010-C1, Cl. D	6.10	7/10/46	285,000	[b,c]	234,965
Fosse Master Issuer,
Ser. 2011-1A, Cl. A2	1.80	10/18/54	325,000	[b,c]	324,952
GE Capital Commercial Mortgage,
Ser. 2005-C2, Cl. A2	4.71	5/10/43	5,630		5,626
GE Capital Commercial Mortgage,
Ser. 2004-C2, Cl. A4	4.89	3/10/40	150,000		159,617
GMAC Commercial Mortgage
Securities, Ser. 2003-C3, Cl. A3	4.65	4/10/40	3,961		4,005
GS Mortgage Securities Corporation
II, Ser. 2007-EOP, Cl. A3	1.53	3/6/20	175,000	[b,c]	173,211
GS Mortgage Securities Corporation
II, Ser. 2011-ALF, Cl. D	4.21	2/10/21	80,000	[b]	75,584
GS Mortgage Securities Corporation
II, Ser. 2011-ALF, Cl. E	4.95	2/10/21	100,000	[b]	94,110
JPMorgan Chase Commercial Mortgage
Securities, Ser. 2011-C3, Cl. C	5.36	2/15/46	65,000	[b,c]	53,469

12

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
JPMorgan Chase Commercial Mortgage
Securities, Ser. 2011-C4, Cl. E		5.39	7/15/46	115,000	[b,c]	83,805
MASTR Asset Securitization Trust,
Ser. 2003-11, Cl. 9A5		5.25	9/25/20	200,000		204,899
Morgan Stanley Capital I,
Ser. 2011-C1, Cl. D		5.26	9/15/47	200,000	[b,c]	161,940
Paragon Mortgages,
Ser. 14A, Cl. A2C		0.45	9/15/39	229,555	[b,c]	171,481
Residential Funding Mortgage
Securities I, Ser. 2005-S6, Cl. A1		5.00	8/25/35	183,589		183,857
						3,601,402
Diversified Financial
Services—5.6%
FCE Bank,
Sr. Unscd. Notes	GBP	5.13	11/16/15	150,000		240,582
Ford Motor Credit,
Sr. Unscd. Notes		3.88	1/15/15	200,000		200,247
Ford Motor Credit,
Sr. Unscd. Notes		5.63	9/15/15	200,000		212,197
FUEL Trust,
Scd. Notes		4.21	10/15/22	200,000	[b]	200,980
General Electric Capital,
Sr. Unscd. Notes		1.01	4/7/14	135,000	[c]	132,596
Harley-Davidson Funding,
Gtd. Notes		5.75	12/15/14	145,000	[b]	158,166
Hyundai Capital Services,
Sr. Unscd. Notes		4.38	7/27/16	200,000	[b]	202,893
International Lease Finance,
Sr. Unscd. Notes		5.88	5/1/13	105,000		105,000
International Lease Finance,
Sr. Unscd. Notes		6.25	5/15/19	305,000		287,523
Merrill Lynch & Co.,
Sr. Unscd. Bonds		6.88	4/25/18	100,000		102,858
RCI Banque,
Sr. Unscd. Notes		2.26	4/11/14	85,000	[b,c]	78,820
SLM,
Sr. Unscd. Notes		5.05	11/14/14	100,000		97,818

The Fund	13

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Diversified Financial
Services (continued)
SLM,
Sr. Notes		6.25	1/25/16	200,000		200,183
						2,219,863
Electric Utilities—3.9%
AES,
Sr. Unscd. Notes		7.38	7/1/21	200,000	[b]	215,000
AES,
Sr. Unscd. Notes		7.75	3/1/14	185,000		199,800
Calpine,
Sr. Scd. Notes		7.88	1/15/23	195,000	[b]	206,700
Duquesne Light Holdings,
Sr. Unscd. Bonds		5.90	12/1/21	215,000	[b]	212,581
Enel Finance International,
Gtd. Bonds		6.25	9/15/17	100,000	[b]	103,785
GenOn Energy,
Sr. Unscd. Notes		9.50	10/15/18	200,000	[d]	212,000
NRG Energy,
Gtd. Notes		7.38	1/15/17	35,000		36,619
NRG Energy,
Gtd. Notes		7.63	5/15/19	200,000	[b]	201,000
Puget Energy,
Sr. Scd. Notes		6.00	9/1/21	150,000		155,335
						1,542,820
Entertainment/Gambling—.5%
Penn National Gaming,
Sr. Sub. Notes		8.75	8/15/19	70,000		75,950
Wynn Las Vegas,
First Mortgage Notes		7.75	8/15/20	95,000		104,975
						180,925
Food & Beverages—.9%
Pernod-Ricard,
Sr. Unscd. Notes		5.75	4/7/21	175,000	[b]	197,970
Pernod-Ricard,
Sr. Unscd. Notes	EUR	7.00	1/15/15	100,000		153,127
						351,097

14

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Foreign/Governmental—16.1%
Argentine Government,
Sr. Unscd. Bonds, Ser. 1		8.75	6/2/17	425,000		400,563
Brazilian Government,
Sr. Unscd. Notes	BRL	12.50	1/5/16	300,000		204,444
Corp Andina De Formento,
Sr. Unscd. Notes		3.75	1/15/16	560,000		564,723
Croatian Government,
Sr. Unscd Notes		6.38	3/24/21	300,000	[b]	293,768
Eurasian Development Bank,
Sr. Unscd. Notes		7.38	9/29/14	225,000	[b]	239,063
Ireland Government,
Bonds	EUR	4.00	1/15/14	580,000		729,996
Mexican Bonos,
Bonds, Ser. M	MXN	6.50	6/10/21	2,815,000		216,950
Mexican Bonos,
Bonds, Ser. M20	MXN	7.50	6/3/27	2,470,000		197,487
Mexican Bonos,
Bonds, Ser. MI10	MXN	9.00	12/20/12	7,390,000		582,313
Mexican Government,
Sr. Unscd. Bonds		5.63	1/15/17	208,000		238,160
Peruvian Government Bond,
Sr. Unscd. Notes	PEN	6.95	8/12/31	370,000		146,179
Peruvian Government Bond,
Sr. Unscd. Notes		7.13	3/30/19	260,000		323,700
Philippine Government,
Sr. Unscd. Notes	PHP	4.95	1/15/21	9,000,000		203,696
Philippine Government,
Sr. Unscd. Bonds	PHP	6.25	1/14/36	13,000,000		297,217
Polish Government,
Sr. Unscd. Notes		5.00	3/23/22	135,000		133,481
Republic of Indonesia,
Sr. Unscd. Notes		11.63	3/4/19	200,000	[b]	299,000
Russian Government,
Sr. Unscd. Bonds		7.50	3/31/30	450,900	[c]	535,444
United Kingdom Gilt,
Bonds	GBP	4.25	12/7/40	295,000		548,580

The Fund	15

STATEMENT OF INVESTMENTS (continued)

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Foreign/Governmental (continued)
Venezuelan Government,
Sr. Unscd. Notes		12.75	8/23/22	235,000		207,975
						6,362,739
Health Care—.9%
Biomet,
Gtd. Notes		10.00	10/15/17	75,000		81,375
HCA,
Sr. Scd. Bonds		7.88	2/15/20	70,000		76,475
Life Technologies,
Sr. Unscd. Notes		3.50	1/15/16	215,000		216,961
						374,811
Industrial—.8%
Asciano Finance,
Gtd. Notes		5.00	4/7/18	200,000	[b]	212,922
Bombardier,
Sr. Unscd. Notes		7.50	3/15/18	95,000	[b]	104,025
						316,947
Materials—.6%
Consol Energy,
Gtd. Notes		8.25	4/1/20	180,000		198,000
Ineos Group Holdings,
Gtd. Notes	EUR	7.88	2/15/16	50,000	[b]	56,040
						254,040
Media—3.1%
CCO Holdings,
Gtd. Notes		7.00	1/15/19	90,000		93,825
CCO Holdings,
Gtd. Notes		7.25	10/30/17	95,000		99,750
CSC Holdings,
Sr. Unscd. Notes		6.50	11/15/21	105,000	[b]	105,000
Dish DBS,
Gtd. Notes		6.63	10/1/14	95,000		99,513
Dish DBS,
Gtd. Notes		7.00	10/1/13	190,000		201,875
Kabel BW Erste Beteiligungs,
Sr. Scd. Notes		7.50	3/15/19	150,000	[b]	156,750

16

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Media (continued)
News America,
Gtd. Notes	4.50	2/15/21	435,000		455,142
					1,211,855
Oil & Gas—6.0%
Anadarko Petroleum,
Unscd. Notes	6.20	3/15/40	300,000		346,388
Chesapeake Energy,
Gtd. Notes	6.63	8/15/20	255,000		277,631
Continental Resources,
Gtd. Notes	7.13	4/1/21	125,000		135,625
EQT,
Sr. Unscd. Bonds	8.13	6/1/19	65,000		77,452
KazMunayGaz National,
Sr. Unscd. Notes	7.00	5/5/20	335,000	[b]	368,081
Marathon Petroleum,
Gtd. Notes	5.13	3/1/21	275,000	[b]	297,760
Newfield Exploration,
Sr. Sub. Notes	6.88	2/1/20	190,000		204,725
Petroleos De Venezuela,
Gtd. Notes	5.25	4/12/17	525,000		328,781
Petroleos de Venezuela,
Gtd. Notes	8.50	11/2/17	150,000	[b,d]	109,125
Range Resources,
Gtd. Notes	7.50	10/1/17	20,000		21,450
Weatherford International,
Gtd. Notes	9.88	3/1/39	150,000		214,145
					2,381,163
Pipelines—1.7%
El Paso,
Sr. Unscd. Notes	6.50	9/15/20	55,000		60,363
Energy Transfer Partners,
Sr. Unscd. Notes	4.65	6/1/21	215,000		213,841
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	6.85	2/15/20	85,000		101,732
Plains All American Pipeline,
Gtd. Notes	5.75	1/15/20	65,000		73,366

The Fund	17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)[a]		Value ($)
Pipelines (continued)
Williams Partners,
Sr. Unscd. Notes	5.25	3/15/20	200,000		221,364
					670,666
Property & Casualty
Insurance—2.4%
American International Group,
Sr. Unscd. Notes	4.25	9/15/14	270,000		265,932
American International Group,
Sr. Unscd. Notes	6.40	12/15/20	40,000		41,966
Cincinnati Financial,
Sr. Unscd. Debs	6.13	11/1/34	54,000		53,993
Cincinnati Financial,
Sr. Unscd. Notes	6.92	5/15/28	47,000		51,203
Hartford Financial Services Group,
Sr. Unscd. Notes	5.50	3/30/20	175,000		179,729
HUB International Holdings,
Sr. Sub. Notes	10.25	6/15/15	90,000	[b]	87,525
Principal Financial Group,
Gtd. Notes	8.88	5/15/19	5,000		6,344
Willis North America,
Gtd. Notes	6.20	3/28/17	170,000		186,403
Willis North America,
Gtd. Notes	7.00	9/29/19	60,000		66,719
					939,814
Real Estate—2.1%
Developers Diversified Realty
Corp., Sr. Unscd. Notes	4.75	4/15/18	105,000		98,945
Developers Diversified Realty,
Sr. Unscd. Notes	9.63	3/15/16	175,000		202,408
Duke Realty,
Sr. Unscd. Notes	6.75	3/15/20	95,000		103,534
Duke Realty,
Sr. Unscd. Notes	8.25	8/15/19	60,000		70,533
HCP,
Sr. Unscd. Notes	5.38	2/1/21	170,000		174,913
Liberty Property,
Sr. Unscd. Notes	6.63	10/1/17	150,000		169,403
					819,736

18

		Coupon	Maturity	Principal
Bonds and Notes (continued)		Rate (%)	Date	Amount ($)[a]		Value ($)
Residential Mortgage
Pass-Through Ctfs.—.1%
CS First Boston
Mortgage Securities,
Ser. 2005-6, Cl. 1A2		0.51	7/25/35	42,030	[c]	37,798
Retail—1.5%
CVS Pass-Through Trust,
Gtd. Notes		5.77	1/31/33	63,875	[b]	65,258
CVS Pass-Through Trust,
Pass Thru Certificates		7.51	1/10/32	135,442	[b]	157,647
CVS Pass-Through Trust,
Pass Thru Certificates
Notes		8.35	7/10/31	124,841	[b]	153,279
Edcon,
Sr. Scd. Notes	EUR	9.50	3/1/18	25,000	[b]	29,490
Inergy Finance,
Gtd. Notes		7.00	10/1/18	90,000		90,900
QVC,
Sr. Scd. Notes		7.38	10/15/20	110,000	[b]	120,450
						617,024
Telecommunications—3.0%
CC Holdings,
Sr. Scd. Notes		7.75	5/1/17	160,000	[b]	174,000
Centurylink,
Sr. Unscd. Notes		5.15	6/15/17	220,000		222,284
Digicel Group,
Sr. Unscd. Notes		9.13	1/15/15	200,000	[b]	203,500
Nextel Communications,
Gtd. Notes, Ser. E		6.88	10/31/13	106,000		105,205
Richland Towers Funding,
Sr. Scd. Notes		4.61	3/15/41	96,838	[b]	100,677
Richland Towers Funding,
Sr. Scd. Notes		7.87	3/15/41	100,000	[b]	102,539
Telefonica Emisiones,
Gtd. Notes		5.46	2/16/21	275,000		279,218
Wind Acquisition
Holdings Finance,
Sr. Scd. Notes		12.25	7/15/17	1	[b]	1
						1,187,424

The Fund	19

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)[a]		Value ($)
U.S. Government Agencies/Mortgage-Backed—.6%
Government National Mortgage Association I:
Ser. 2011-53 (Interest Only)
1.43%, 5/16/51	1,782,340	[c,e]	128,017
Ser. 2011-77 (Interest Only)
1.54%, 4/16/42	1,293,222	[c,e]	102,034
			230,051
U.S. Government Securities—16.5%
U.S. Treasury Notes:
1.00%, 5/15/14	365,000	[d]	371,017
1.00%, 8/31/16	640,000	[d]	641,304
3.13%, 5/15/21	3,075,000	[d]	3,343,343
3.63%, 5/15/13	1,745,000		1,836,286
3.88%, 5/15/18	300,000		345,211
			6,537,161
Total Bonds and Notes
(cost $39,184,399)			39,551,920

	Face Amount
	Covered by
Options—.1%	Contracts ($)		Value ($)
Call Options—.0%
Japanese Yen,
December 2011 @ $83	2,050,000	[f]	2,076
Put Options—.1%
5-Year USD LIBOR-BBA,
January 2012 @ $1.60	3,930,000	[f]	19,392
10-Year USD LIBOR-BBA,
November 2015 @ $ 5.81	1,500,000	[f]	27,662
			47,054
Total Options
(cost $131,238)			49,130

	Principal
Short-Term Investments—1.3%	Amount ($)		Value ($)
U.S. Treasury Bills;
0.08%, 11/17/11
(cost $499,981)	500,000	[g]	499,998

20

Investment of Cash Collateral
for Securities Loaned—2.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $855,697)	855,697[h]	855,697
Total Investments (cost $40,671,315)	103.5%	40,956,745
Liabilities, Less Cash and Receivables	(3.5%)	(1,380,612)
Net Assets	100.0%	39,576,133

a	Principal amount stated in U.S. Dollars unless otherwise noted. BRL—Brazilian Real EUR—Euro GBP—British Pound MXN—Mexican New Peso PEN—Peruvian Nuevo Sol PHP—Philippines Peso
b

Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2011, these securities were valued at $10,561,016 or 26.7% of net assets.

c	Variable rate security—interest rate subject to periodic change.
d

Security, or portion thereof, on loan.At October 31, 2011, the value of the fund’s securities on loan was $5,091,756 and the value of the collateral held by the fund was $5,327,281, consisting of cash collateral of $855,697 and U.S.

Government and Agency securities valued at $4,471,584.
e	Notional face amount shown.
f	Non-income producing security.
g	Held by a broker as collateral for open financial futures positions.
h	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Corporate Bonds	46.9	Short-Term/
Asset/Mortgage-Backed	19.8	Money Market Investments	3.5
U.S. Government & Agencies	17.1	Options Purchased	.1
Foreign/Governmental	16.1		103.5

† Based on net assets.
See notes to financial statements.

The Fund	21

STATEMENT OF FINANCIAL FUTURES
October 31, 2011

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2011($)
Financial Futures Long
U.S. Treasury 10 Year Notes	20	2,581,250	December 2011	14,176
Financial Futures Short
Long Gilt	6	(1,238,146)	December 2011	(9,085)
U.S. Treasury 2 Year Notes	35	(7,709,844)	December 2011	(5,591)
U.S. Treasury 5 Year Notes	15	(1,839,141)	December 2011	(8,011)
U.S. Treasury 30 Year Bonds	4	(556,125)	December 2011	26,866
U.S. Treasury Ultra 30 Year Bonds	2	(304,750)	December 2011	(12,192)
Gross Unrealized Appreciation				41,042
Gross Unrealized Depreciation				(34,879)

See notes to financial statements.

22

STATEMENT OF OPTIONS WRITTEN
October 31, 2011

	Face Amount
	Covered by
	Contracts ($)		Value ($)
Call Options;
U.S. Treasury 10 Year Notes,
December 2011 @ $128	19,000	[a]	(31,468)
Put Options;
U.S Treasury 10 Year Notes,
December 2011 @ $128	19,000	[a]	(27,313)
5-Year USD LIBOR-BBA,
January 2012 @ $1.75	7,870,000	[a]	(25,725)
10-Year USD LIBOR-BBA,
November 2011 @ $4.23	3,600,000	[a]	—
(premiums received $169,658)			(84,506)

BBA—British Bankers Association
LIBOR—London Interbank Bank Offered Rate
USD—US Dollar
a Non-income producing security.
See notes to financial statements.

The Fund	23

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2011

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $5,091,756)—Note 1(c):
Unaffiliated issuers		39,815,618	40,101,048
Affiliated issuers		855,697	855,697
Receivable for investment securities sold			1,898,125
Interest and securities lending income receivable			485,227
Receivable from broker for swap transactions—Note 4			83,310
Receivable for shares of Capital Stock subscribed			25,011
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			13,557
Prepaid expenses			25,284
			43,487,259
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(d)			34,207
Cash overdraft due to Custodian			46,851
Payable for investment securities purchased			2,312,742
Liability for securities on loan—Note 1(c)			855,697
Payable for shares of Capital Stock redeemed			329,226
Outstanding options written, at value (premiums received
$169,658)—See Statement of Options Written—Note 4			84,506
Payable to broker from swap transactions—Note 4			83,281
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			64,633
Payable for futures variation margin—Note 4			32,515
Unrealized depreciation on swap contracts—Note 4			16,640
Swaps premium received—Note 4			5,542
Accrued expenses			45,286
			3,911,126
Net Assets ($)			39,576,133
Composition of Net Assets ($):
Paid-in capital			38,876,974
Accumulated undistributed investment income—net			311,385
Accumulated net realized gain (loss) on investments			78,573
Accumulated net unrealized appreciation (depreciation) on investments, swap transactions, options transactions and foreign currency transactions
[including $6,163 net unrealized appreciation on financial futures]			309,201
Net Assets ($)			39,576,133

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	27,735,460	4,746,136	7,094,537
Shares Outstanding	2,160,387	370,980	552,695
Net Asset Value Per Share ($)	12.84	12.79	12.84

See notes to financial statements.

24

STATEMENT OF OPERATIONS
Year Ended October 31, 2011

Investment Income ($):
Income:
Interest (net of $12,784 foreign taxes withheld at source):	1,901,722
Dividends:
Unaffiliated issuers	3,790
Affiliated issuers	1,356
Income from securities lending—Note 1(c)	2,764
Total Income	1,909,632
Expenses:
Management fee—Note 3(a)	231,227
Shareholder servicing costs—Note 3(d)	114,384
Auditing fees	49,552
Distribution fees—Note 3(c)	37,781
Registration fees	35,115
Prospectus and shareholders’ reports	18,983
Custodian fees—Note 3(d)	17,992
Directors’ fees and expenses—Note 3(b)	14,084
Legal fees	12,936
Loan commitment fees—Note 2	778
Miscellaneous	49,929
Total Expenses	582,761
Less—reduction in management fee due to undertaking—Note 3(a)	(132,678)
Less—reduction in fees due to earnings credits—Note 3(d)	(30)
Net Expenses	450,053
Investment Income—Net	1,459,579
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	1,929,351
Net realized gain (loss) on options transactions	14,766
Net realized gain (loss) on financial futures	(1,443,897)
Net realized gain (loss) on swap transactions	3,848
Net realized gain (loss) on forward foreign currency exchange contracts	(219,797)
Net Realized Gain (Loss)	284,271
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(1,972,700)
Net unrealized appreciation (depreciation) on options transactions	11,318
Net unrealized appreciation (depreciation) on financial futures	75,183
Net unrealized appreciation (depreciation) on swap transactions	(16,640)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(54,470)
Net Unrealized Appreciation (Depreciation)	(1,957,309)
Net Realized and Unrealized Gain (Loss) on Investments	(1,673,038)
Net (Decrease) in Net Assets Resulting from Operations	(213,459)

See notes to financial statements.

The Fund	25

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2011	2010
Operations ($):
Investment income—net	1,459,579	1,630,219
Net realized gain (loss) on investments	284,271	1,330,109
Net unrealized appreciation
(depreciation) on investments	(1,957,309)	1,042,462
Net Increase (Decrease) in Net Assets
Resulting from Operations	(213,459)	4,002,790
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,237,654)	(1,111,849)
Class C Shares	(181,506)	(186,951)
Class I Shares	(185,893)	(51,345)
Total Dividends	(1,605,053)	(1,350,145)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	9,803,175	11,143,866
Class C Shares	1,841,829	2,677,726
Class I Shares	9,800,581	930,148
Dividends reinvested:
Class A Shares	809,349	930,469
Class C Shares	88,503	76,754
Class I Shares	114,344	27,982
Cost of shares redeemed:
Class A Shares	(11,451,622)	(8,683,168)
Class C Shares	(2,253,769)	(2,909,632)
Class I Shares	(4,047,613)	(353,293)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	4,704,777	3,840,852
Total Increase (Decrease) in Net Assets	2,886,265	6,493,497
Net Assets ($):
Beginning of Period	36,689,868	30,196,371
End of Period	39,576,133	36,689,868
Undistributed investment income—net	311,385	315,002

26

	Year Ended October 31,
	2011	2010
Capital Share Transactions:
Class A
Shares sold	739,920	865,561
Shares issued for dividends reinvested	61,391	72,867
Shares redeemed	(867,568)	(687,566)
Net Increase (Decrease) in Shares Outstanding	(66,257)	250,862
Class C
Shares sold	139,910	209,707
Shares issued for dividends reinvested	6,739	6,009
Shares redeemed	(171,061)	(227,286)
Net Increase (Decrease) in Shares Outstanding	(24,412)	(11,570)
Class I
Shares sold	745,140	72,665
Shares issued for dividends reinvested	8,694	2,208
Shares redeemed	(310,472)	(27,544)
Net Increase (Decrease) in Shares Outstanding	443,362	47,329

See notes to financial statements.

The Fund	27

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.44	12.36	10.06	12.62	12.95
Investment Operations:
Investment income—net[a]	.51	.67	.68	.73	.81
Net realized and unrealized
gain (loss) on investments	(.54)	.98	2.23	(2.40)	(.19)
Total from Investment Operations	(.03)	1.65	2.91	(1.67)	.62
Distributions:
Dividends from investment income—net	(.57)	(.57)	(.61)	(.73)	(.83)
Dividends from net realized
gain on investments	—	—	—	(.16)	(.12)
Total Distributions	(.57)	(.57)	(.61)	(.89)	(.95)
Net asset value, end of period	12.84	13.44	12.36	10.06	12.62
Total Return (%)[b]	(.24)	13.67	30.10	(14.21)	4.98
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.44	1.41	1.53	1.78	1.74
Ratio of net expenses
to average net assets	1.10	1.10	1.10	1.09	1.10
Ratio of net investment income
to average net assets	3.88	5.27	6.25	6.24	6.37
Portfolio Turnover Rate	309.54[c]	172.20	133.04[c] 265.85[c] 310.92[c]
Net Assets, end of period ($ x 1,000)	27,735	29,926	24,420	18,947	22,200

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2011,
2009, 2008 and 2007, were 303.56%, 123.39%, 178.23% and 285.25%, respectively.
See notes to financial statements.

28

		Year Ended October 31,
Class C Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.39	12.31	10.02	12.59	12.94
Investment Operations:
Investment income—net[a]	.42	.59	.61	.64	.71
Net realized and unrealized
gain (loss) on investments	(.55)	.96	2.22	(2.41)	(.18)
Total from Investment Operations	(.13)	1.55	2.83	(1.77)	.53
Distributions:
Dividends from investment income—net	(.47)	(.47)	(.54)	(.64)	(.76)
Dividends from net realized
gain on investments	—	—	—	(.16)	(.12)
Total Distributions	(.47)	(.47)	(.54)	(.80)	(.88)
Net asset value, end of period	12.79	13.39	12.31	10.02	12.59
Total Return (%)[b]	(1.00)	12.81	29.19	(14.95)	4.26
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.22	2.20	2.28	2.62	2.55
Ratio of net expenses
to average net assets	1.85	1.85	1.85	1.84	1.85
Ratio of net investment income
to average net assets	3.15	4.57	5.57	5.48	5.55
Portfolio Turnover Rate	309.54[c]	172.20	133.04[c] 265.85[c] 310.92[c]
Net Assets, end of period ($ x 1,000)	4,746	5,295	5,010	1,430	982

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2011,
2009, 2008 and 2007, were 303.56%, 123.39%, 178.23% and 285.25%, respectively.
See notes to financial statements.

The Fund	29

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class I Shares	2011	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	13.44	12.36	10.06	12.62	12.95
Investment Operations:
Investment income—net[b]	.51	.72	.71	.76	.84
Net realized and unrealized
gain (loss) on investments	(.50)	.96	2.24	(2.41)	(.19)
Total from Investment Operations	.01	1.68	2.95	(1.65)	.65
Distributions:
Dividends from investment income—net	(.61)	(.60)	(.65)	(.75)	(.86)
Dividends from net realized
gain on investments	—	—	—	(.16)	(.12)
Total Distributions	(.61)	(.60)	(.65)	(.91)	(.98)
Net asset value, end of period	12.84	13.44	12.36	10.06	12.62
Total Return (%)	.03	13.99	30.50	(14.06)	5.22
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.23	1.16	1.25	1.54	1.53
Ratio of net expenses
to average net assets	.85	.85	.85	.84	.85
Ratio of net investment income
to average net assets	3.87	5.54	6.51	6.49	6.54
Portfolio Turnover Rate	309.54[c]	172.20	133.04[c] 265.85[c] 310.92[c]
Net Assets, end of period ($ x 1,000)	7,095	1,469	766	521	807

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2011,
2009, 2008 and 2007, were 303.56%, 123.39%, 178.23% and 285.25%, respectively.
See notes to financial statements.

30

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic Fixed Income Fund (the “fund”) is a separate non-diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective seeks to maximize total return through capital appreciation and income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class C and Class I. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or shareholder services fee. Class A shares are sold with a front-end sales charge, while Class C shares are subject to a contingent deferred sales charge (“CDSC”). Class I shares are sold primarily to bank trust departments and other financial service providers (includingThe Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2011, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 316,146 Class A, 25,937 Class C and 54,150 Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

32

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as deter-

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

mined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service approved by the Board of Directors. These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. These securities are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter are valued at the mean between the bid and asked price.These securities are generally categorized within Level 2 of the

34

fair value hierarchy. Investments in swap transactions are valued each business day by a pricing service approved by the Board of Directors. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates.These securities are generally categorized within Level 2 of the fair value hierarchy. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate.These securities are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	4,188,110	—	4,188,110
Commercial
Mortgage-Backed	—	3,601,402	—	3,601,402
Corporate Bonds†	—	18,594,659	—	18,594,659
Foreign Government	—	6,362,739	—	6,362,739
Mutual Funds	855,697	—	—	855,697
Residential
Mortgage-Backed	—	37,798	—	37,798
U.S. Government
Agencies/
Mortgage-Backed	—	230,051	—	230,051
U.S. Treasury	—	7,037,159	—	7,037,159
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	13,557	—	13,557
Futures††	41,042	—	—	41,042
Options Purchased	—	49,130	—	49,130

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

In May 2011, FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common FairValue Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value mea-surements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

36

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended October 31, 2011,The Bank of NewYork Mellon earned $1,488 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended October 31, 2011 were as follows:

(e) Concentration of Risk:The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment.They may also decline because of factors that affect a particular industry.

38

(f) Dividends to shareholders: Dividends are recorded on ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On October 31, 2011, the Board of Directors declared a cash dividend of $.037, $.030 and $.040 per share from undistributed investment income-net for Class A, Class C and Class I shares, respectively, payable on November 1, 2011 (ex-dividend date), to shareholders of record as of the close of business on October 31, 2011.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended October 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $352,161, undistributed capital gains $138,014 and unrealized appreciation $208,984.

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2011 and October 31, 2010 were as follows: ordinary income $1,605,053 and $1,350,145, respectively.

During the period ended October 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for pay-downs gains and losses, foreign currency transactions, swap periodic payments and consent fees, the fund increased accumulated undistributed investment income-net by $141,857 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(h) New Accounting Pronouncement: In April 2011, FASB issued ASU No. 2011-03 “Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements (“ASU 2011-03”) which relates to the accounting for repurchase agreements and similar agreements including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings.ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of this change and its impact on the financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based

40

on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager and the Company, the Company has agreed to pay the Manager a management fee computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed to waive receipt of its fees and/or assume certain expenses of the fund, until March 1, 2012, so that fund expenses (exclusive of taxes, brokerage fees, Rule 12b-1 distribution plan fees, shareholder services fees, interest expense, commitment fees and extraordinary expenses) do not exceed an annual rate of .85% of the value of the fund’s average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $132,678 during the period ended October 31, 2011.

(b) Each Board member who is not an “interested person” of the Company (as defined in the Act) receives $60,000 per annum, plus $7,000 per joint Board meeting of the Company,The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, Dreyfus Investment Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by tele-phone.The Board Group Open-End Funds also reimburse each Board member who is not an “interested person” of the Company (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chair of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). The Chair of each of the Board’s committees, unless the Chair also serves as

The Fund	41

NOTES TO FINANCIAL STATEMENTS (continued)

Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund (“DHF”), the $2,500 is allocated between the Board Group Open-End Funds and DHF. The Company’s portion of these fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Board members, that would be applied to offset a portion of the management fee payable by certain other series of the Company to the Manager, are in fact paid directly by the Manager to the non-interested Board members.

Effective January 1, 2012, the Board Group Open-End Funds and DHF (collectively, the “Board Group Funds”) will pay each Director their respective allocated portions of an annual retainer of $85,000 and a fee of $10,000 for each regularly scheduled Board meeting attended ($75,000 and $8,000, respectively, in the aggregate, prior to January 1, 2012).With respect to the annual retainer and Board meetings of the Board Group Funds, the Chair of the Board will receive an additional 25% of such compensation (with the exception of reimbursable amounts). Each Director will receive $2,500 for any separate in-person committee meetings attended, which are not held in conjunction with a regularly scheduled Board meeting, such amount to be allocated among the Board Group Funds, as applicable. In the event that there is a joint telephone meeting of the Board Group Funds, a fee of $2,000 will be allocated among the applicable Board Group Funds, accordingly (prior to January 1, 2012, the fee allocated was $2,500 if the meeting included DHF). The Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,500 per applicable committee meeting. Each Emeritus Director is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Director became Emeritus and a per meeting attended fee of one-half the amount paid to Directors.The Board Group Funds also reimburse each Independent Director and Emeritus Directors for travel and out-of-pocket expenses.

42

During the period ended October 31, 2011, the Distributor retained $3,030 from commissions earned on sales of the fund’s Class A shares and $154 from CDSCs on redemptions of the fund’s Class C shares.

(c) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2011, Class C shares were charged $37,781, pursuant to the Plan.

(d) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.These services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2011, Class A and Class C shares were charged $71,329 and $12,593, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2011, the fund was charged $8,427 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The Fund	43

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2011, the fund was charged $983 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $30.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2011, the fund was charged $17,992 pursuant to the custody agreement.

During the period ended October 31, 2011, the fund was charged $6,751 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $20,137, Rule 12b-1 distribution plan fees $3,041, shareholder services plan fees $6,899, custodian fees $6,704, chief compliance officer fees $4,246 and transfer agency per account fees $1,815, which are offset against an expense reimbursement currently in effect in the amount of $8,635.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, financial futures, options transactions and swap transactions, during the period ended October 31, 2011, amounted to $121,492,604 and $112,768,487, respectively, of which $2,168,684 in purchases and $2,175,938 in sales were from mortgage dollar roll transactions.

44

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2011 is shown below:

	Derivative		Derivative
	Assets ($)		Liabilities ($)
Interest rate risk[1,2]	88,096	Interest rate risk[1,3]	(119,385)
Foreign exchange risk[2,5]	15,633	Foreign exchange risk[6]	(64,633)
Credit risk	—	Credit risk[4]	(16,640)
Gross fair value of
derivatives contracts	103,729		(200,658)

Statement of Assets and Liabilities location:

1

Includes cumulative appreciation (depreciation) on futures contracts as reported in the Statement of Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.

2	Options purchased are inluded in Investments in securities of Unaffiliated issuers at market value.
3	Outstanding options written, at value.
4	Unrealized depreciation on swap contracts.
5	Unrealized appreciation on forward foreign currency exchange contracts.
6	Unrealized depreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2011 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
			Forward
Underlying risk	Futures[7]	Options[8]	Contracts[9]	Swaps[10]	Total
Interest rate	(1,443,897)	77,522	—	(13,019)	(1,379,394)
Foreign
exchange	—	(62,756)	(219,797)	—	(282,553)
Credit	—	—	—	16,867	16,867
Total	(1,443,897)	14,766	(219,797)	3,848	(1,645,080)

The Fund	45

NOTES TO FINANCIAL STATEMENTS (continued)

  Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)

			Forward
Underlying risk	Futures[11]	Options[12]	Contracts[13]	Swaps[14]	Total
Interest rate	75,183	35,417	—	—	110,600
Foreign exchange	—	(24,099)	(54,470)	—	(78,569)
Credit	—	—	—	(16,640)	(16,640)
Total	75,183	11,318	(54,470)	(16,640)	15,391

Statement of Operations location:

7	Net realized gain (loss) on financial futures.
8	Net realized gain (loss) on options transactions.
9	Net realized gain (loss) on forward foreign currency exchange contracts.
[10]	Net realized gain (loss) on swap transactions.
[11]	Net unrealized appreciation (depreciation) on financial futures.
[12]	Net unrealized appreciation (depreciation) on options transactions.
[13]	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[14]	Net unrealized appreciation (depreciation) on swap transactions.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at October 31, 2011 are set forth in the Statement of Financial Futures.

46

Options: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates, foreign currencies, or as a substitute for an investment.The fund is subject to interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from

The Fund	47

NOTES TO FINANCIAL STATEMENTS (continued)a

a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written during the period ended October 31, 2011:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain (Loss) ($)
Contracts outstanding
October 31, 2010	870,000	13,050
Contracts written	33,790,000	662,110
Contracts terminated:
Contracts closed	10,609,000	325,311	368,933	(43,622)
Contracts expired	12,543,000	180,191	—	180,191
Total contracts
terminated	23,152,000	505,502	368,933	136,569
Contracts outstanding
October 31, 2011	11,508,000	169,658

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.

48

The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2011:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases:
Chilean Peso,
Expiring 11/30/2011	78,080,000	151,054	158,812	7,758
Mexican New Peso,
Expiring 11/1/2011	5,406,656	415,897	405,692	(10,205)
Mexican New Peso,
Expiring 11/30/2011	4,990,000	370,731	373,321	2,590
Peruvian Nuevo Sol,
Expiring 11/30/2011	695,000	254,467	255,995	1,528
South African Rand,
Expiring 11/30/2011	1,380,000	171,444	173,125	1,681
Sales:		Proceeds ($)
British Pound,
Expiring 11/30/2011	310,000	486,511	498,304	(11,793)
British Pound,
Expiring 11/30/2011	160,000	254,720	257,189	(2,469)
British Pound,
Expiring 11/30/2011	40,000	63,947	64,297	(350)
Chilean Peso,
Expiring 11/30/2011	78,080,000	152,261	158,812	(6,551)
Euro,
Expiring 11/30/2011	440,000	604,428	608,651	(4,223)
Euro,
Expiring 11/30/2011	960,000	1,318,579	1,327,966	(9,387)
Euro,
Expiring 11/30/2011	570,000	780,315	788,480	(8,165)
Euro,
Expiring 11/30/2011	120,000	165,934	165,996	(62)
Peruvian Nuevo Sol,
Expiring 11/30/2011	1,090,000	398,173	401,488	(3,315)
Philippines Peso,
Expiring 11/30/2011	21,190,000	489,883	496,110	(6,227)
South African Rand,
Expiring 11/30/2011	1,380,000	171,239	173,125	(1,886)
Gross Unrealized
Appreciation				13,557
Gross Unrealized
Depreciation				(64,633)

The Fund	49

NOTES TO FINANCIAL STATEMENTS (continued)

Swaps: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount.The fund enters into these agreements for a variety of reasons, including to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount.The net interest received or paid on interest rate swap agreements is included within unrealized appreciation (depreciation) on swap contracts in the Statement of Assets and Liabilities. Interest rate swaps are valued daily and the change, if any,

50

is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.At October 31, 2011, there were no interest rate swap agreements outstanding.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructur-ing.The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these contracts are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the following chart, which summarizes open credit default swaps on corporate issues entered into by the fund. These potential amounts would be partially offset by any recovery

The Fund	51

NOTES TO FINANCIAL STATEMENTS (continued)

values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities.The following summarizes open credit default swaps entered into by the fund at October 31, 2011:

				(Pay)			Upfront
				Receive	Implied		Premiums
Reference		Notional		Fixed	Credit	Market	Received	Unrealized
Obligation		Amount ($)[2]		Rate (%)	Spread (%)[3]	Value ($)	(Paid) ($)	Depreciation ($)
Sales Contracts:[1]
Metlife Inc, 5%
6/15/2015
6/20/2016	†	190,000	[a]	1.00	2.72	(13,494)	(3,127)	(10,367)
Prudential
Financial, 4.50%
7/15/2013
6/20/2016	†	190,000	[a]	1.00	2.09	(8,688)	(2,415)	(6,273)
Gross Unrealized
Depreciation								(16,640)
† Expiration Date
Counterparty:

a	JP Morgan
1

If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

2

The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

3

Implied credit spreads, represented in absolute terms, utilized in determining the market value as of the period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative.The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.A credit spread identified as Defaulted indicates a credit event has occurred for the referenced entity.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the

52

credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties.All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2011:

Average Market Value ($)
Interest rate futures contracts	16,984,685
Interest rate options contracts	141,702
Foreign currency options contracts	14,375
Forward contracts	7,439,640

The following summarizes the average notional value of swap contracts outstanding during the period ended October 31, 2011:

Average Notional Value ($)
Credit default swap contracts	343,077
Interest rate swap contracts	113,846

At October 31, 2011, the cost of investments for federal income tax purposes was $40,677,938; accordingly, accumulated net unrealized appreciation on investments was $278,807, consisting of $749,465 gross unrealized appreciation and $470,658 gross unrealized depreciation.

NOTE 5—Other Matters:

At the October 27, 2011 Board meeting, the Board of the Company approved a proposal to have shareholders consider the election of Francine J. Bovich as an additional Board member of the Company, and also consider the election of Joseph S. DiMartino and Benaree Pratt Wiley, current Board members of the Company not previously proposed to shareholders of the fund. A proxy statement was mailed, on December 1, 2011, to shareholders of record as of the close of business on November 1, 2011 asking shareholders to consider these elections at a special joint meeting of shareholders to be held on Wednesday, February 8, 2012.

The Fund	53

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Opportunistic Fixed Income Fund, a series of The Dreyfus/Laurel Funds, Inc. (the “Fund”), including the statement of investments, financial futures and options written, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Opportunistic Fixed Income Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 22, 2011

54

IMPORTATION TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 77.22% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

The Fund	55

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

58

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

The Fund	59

OFFICERS OF THE FUND (Unaudited) (continued)

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Distributor since October 1999.

60

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $271,095 in 2010 and $ 276,510 in 2011.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $32,490       in 2010 and $32,490 in 2011. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $20,340  in 2010 and $20,340 in 2011. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2010 and $0 in 2011.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2010 and $0 in 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,221,000 in 2010 and $12,152,586 in 2011.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 19, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	December 19, 2011

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)